UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05199

Columbia Funds Variable Insurance Trust
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

December 31, 2012

Columbia Variable Portfolio — Asset Allocation Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Asset Allocation Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	25
Federal Income Tax Information	26
Trustees and Officers	27
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Variable Portfolio — Asset Allocation Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Asset Allocation Fund (the Fund) Class 1 shares returned 13.03% for the 12-month period that ended December 31, 2012.

>  During the 12-month period, the Fund underperformed the S&P 500 Index, which returned 16.00%, and outperformed the Barclays U.S. Aggregate Bond Index, which returned 4.21%.

>  The Fund benefited from a decision early in the year to raise equity exposure, thus capturing the strong performance of the equity markets in 2012. Exposure to both emerging and high-yield bond markets aided performance in the fixed income portion of the portfolio.

Average Annual Total Returns (%) (for period ended December 31, 2012)

	Inception	1 Year	5 Years	10 Years
Class 1	01/01/89	13.03	2.47	6.89
Class 2	06/01/00	12.76	2.27	6.71
S&P 500 Index		16.00	1.66	7.10
Barclays U.S. Aggregate Bond Index		4.21	5.95	5.18

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia Variable Portfolio — Asset Allocation Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2003 – December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 1 shares of Columbia Variable Portfolio — Asset Allocation Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012
3

Columbia Variable Portfolio — Asset Allocation Fund

Manager Discussion of Fund Performance

For the 12-month period that ended December 31, 2012, the Fund's Class 1 shares returned 13.03%. During the period, the Fund underperformed the S&P 500 Index, which returned 16.00%, and outperformed the Barclays U.S. Aggregate Bond Index, which returned 4.21%. The Fund benefited from a decision early in the year to raise equity exposure, thus capturing the strong performance of the equity markets in 2012. Exposure to both emerging and high-yield bond markets aided performance in the fixed income portion of the portfolio.

Modest Economic Growth

The U.S. economy expanded at a modest but sluggish pace in 2012. Job growth picked up but failed to reach a level that could drive unemployment significantly lower. Manufacturing activity stalled during the summer and again late in the year, a sign that the engine of this recovery had lost some steam. The housing market showed steady improvement throughout the year, but its contribution to growth was modest. A host of other factors weighed on the economy. Superstorm Sandy battered the Northeast in October, with damage estimated to exceed $65 billion. Europe's debt woes, economic slowdown in China and Congressional wrangling over the fiscal cliff of tax increases and spending cuts scheduled for year end all contributed to an uncertain environment.

Despite these challenges, the financial markets were buoyed by the actions of European and U.S. policymakers, who opened the liquidity spigots. In August, the European Central Bank unveiled a package of measures that involved buying sovereign bonds to ease the strain of Europe's debt crisis and safeguard the euro. In the United States, the Federal Reserve (the Fed) announced that it would keep short-term interest rates near zero until unemployment declined to 6.5% or inflation exceeded 2.5%. The Fed also extended its purchase of long-term Treasury and agency-backed mortgage securities to maintain downward pressure on longer-term interest rates, support mortgage markets and help make broader financial conditions more accommodative. Against this backdrop, the U.S. and foreign stocks and the riskiest sectors of the fixed income markets all generated robust gains in 2012.

Allocation Decisions Aided Fund Results

With expectations that the U.S. economy would continue to generate modest growth, we increased the Fund's equity allocation from a significant underweight at the end of 2011. With strong performance from both growth and value, small, mid and large caps in the U.S. market, the Fund benefited from this decision. Continued weakness in Europe left us cautious on eurozone markets, and we reduced the Fund's European exposure, which was a slight drag on performance. Despite a challenging environment, the MSCI EAFE Index, a broad proxy for developed foreign market performance, performed even better than the S&P 500 Index for the year, as investors responded to the ECB's action to protect the euro. Within fixed income, allocations to high yield and emerging-market bonds aided returns, as both sectors delivered returns on par with equities and neither is included in the Fund's fixed-income benchmark, the Barclays U.S. Aggregate Bond Index. Outside traditional asset classes, an increase in exposure to convertible securities aided performance, as convertibles enjoyed returns nearly on par with equities. At the end of 2012, equities accounted for close to 61% of the Fund's assets, fixed income accounted for approximately 31% and the remaining 8% was invested in alternative asset classes, convertibles and cash.

Portfolio Management

Anwiti Bahuguna, PhD

Melda Mergen, CFA, CAIA

Colin Moore

Marie Schofield, CFA

Beth Vanney, CFA

Portfolio Breakdown (%) (at December 31, 2012)
Equity Funds	60.8
Dividend Income	6.0
International	8.2
U.S. Large Cap	31.4
U.S. Mid Cap	9.1
U.S. Small Cap	6.1
Fixed-Income Funds	30.8
Convertible	3.0
Emerging Markets	2.0
International	2.0
Investment Grade	23.8
Alternative Investments	5.0
Inflation-Indexed Bonds	2.7
Money Market Funds	0.7
Total	100.0

Percentages indicated are based upon total investments.

Annual Report 2012
4

Columbia Variable Portfolio — Asset Allocation Fund

Manager Discussion of Fund Performance (continued)

Of the underlying equity funds in the portfolio, performance benefited most from positions in Columbia Large Cap Growth Fund, Columbia Emerging Markets Fund and Columbia Contrarian Core Fund. All three Funds outperformed their benchmarks by a solid margin. Columbia Small Cap Value Fund I, Columbia Mid Cap Growth Fund and Columbia Dividend Income Fund were the most significant benchmark laggards. On the fixed income side of the portfolio, Columbia International Bond Fund, Columbia U.S. Government Mortgage Fund and Columbia Emerging Market Bond Fund all outperformed their benchmarks. Columbia's fixed income funds had a remarkable year, with only Columbia Income Opportunities Fund underperforming its benchmark. The shortfall for the Fund was sufficiently narrow to be considered insignificant.

Looking Ahead

At the very last minute, Congress raised income, dividend, capital gains and estate taxes on the wealthiest Americans in an effort to raise revenues. However, it failed to produce meaningful spending cuts that would reduce the budget deficit or address the debt-ceiling limit that the federal government will reach early in 2013. Against this backdrop, the Fund's neutral equity reflects our cautious optimism on global growth and its impact on the world's stock markets. We currently continue to underweight fixed income relative to its target allocation, with an emphasis on sectors that offer better yields than government securities and have the potential for capital appreciation. However, we cut back somewhat on the Fund's exposure to investment grade and high-yield bonds. With interest rates at historical lows across the maturity spectrum, we kept U.S. Treasury exposure low but modestly raised exposure to mortgages. We also made modest increases to developed market and emerging market debt. Currently, yields on emerging market debt are attractive and monetary policy remains accommodative. At present, we continue to maintain positions in alternative asset classes as their relatively low correlation to traditional assets help broaden diversification within the portfolio. However, we eliminated the Fund's position in commodities during the year.

Annual Report 2012
5

Columbia Variable Portfolio — Asset Allocation Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the effective expenses paid during the period column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,068.70	1,024.52	0.78	0.77	0.15	4.65	4.55	0.89
Class 2	1,000.00	1,000.00	1,067.50	1,023.25	2.09	2.05	0.40	5.96	5.83	1.14

Expenses paid during the period are equal to the Fund's annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
6

Columbia Variable Portfolio — Asset Allocation Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Equity Funds 60.8%

	Shares	Value ($)
Dividend Income 6.0%
Columbia Dividend Income Fund, Class I Shares(a)	195,061	2,879,100
Columbia Dividend Opportunity Fund, Class I Shares(a)	332,693	2,901,088
Total		5,780,188
International 8.3%
Columbia Emerging Markets Fund, Class I Shares(a)	470,696	4,899,946
Columbia Greater China Fund, Class I Shares(a)	19,157	992,135
Columbia Overseas Value Fund, Class I Shares(a)	269,024	2,009,611
Total		7,901,692
U.S. Large Cap 31.3%
Columbia Contrarian Core Fund, Class I Shares(a)	569,520	9,197,748
Columbia Large Cap Growth Fund, Class I Shares(a)	175,915	4,842,937
Columbia Large Core Quantitative Fund, Class I Shares(a)	1,420,526	9,219,211
Columbia Large Growth Quantitative Fund, Class I Shares(a)	497,239	3,858,575
Columbia Large Value Quantitative Fund, Class I Shares(a)	271,651	1,934,153
Columbia Select Large-Cap Value Fund, Class I Shares(a)	59,878	974,223
Total		30,026,847
U.S. Mid Cap 9.1%
Columbia Mid Cap Growth Fund, Class I Shares(a)(b)	163,781	4,376,233
Columbia Mid Cap Value Fund, Class I Shares(a)	295,754	4,377,161
Total		8,753,394
U.S. Small Cap 6.1%
Columbia Small Cap Growth Fund I, Class I Shares(a)(b)	106,272	2,930,970
Columbia Small Cap Value Fund I, Class I Shares(a)	22,375	980,468

Equity Funds (continued)

	Shares	Value ($)
Columbia Small Cap Value Fund II, Class I Shares(a)	132,274	1,962,950
Total		5,874,388
Total Equity Funds (Cost: $55,630,495)		58,336,509

Fixed-Income Funds 30.8%

Convertible 3.0%
Columbia Convertible Securities Fund, Class I Shares(a)	194,079	2,913,130
Emerging Markets 2.0%
Columbia Emerging Markets Bond Fund, Class I Shares(a)	152,891	1,937,127
International 2.0%
Columbia International Bond Fund, Class I Shares(a)	165,273	1,928,736
Investment Grade 23.8%
Columbia Corporate Income Fund, Class I Shares(a)	826,769	8,730,675
Columbia Income Opportunities Fund, Class I Shares(a)	432,432	4,354,593
Columbia Limited Duration Credit Fund, Class I Shares(a)	287,319	2,907,672
Columbia U.S. Government Mortgage Fund, Class I Shares(a)	1,210,851	6,792,873
Total		22,785,813
Total Fixed-Income Funds (Cost: $28,261,217)		29,564,806

Alternative Investments 5.0%

Columbia Absolute Return Currency and Income Fund, Class I Shares(a)(b)	188,174	1,930,669
Columbia Absolute Return Multi-Strategy Fund, Class I Shares(a)	290,254	2,890,928
Total Alternative Investments (Cost: $4,789,561)		4,821,597

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia Variable Portfolio — Asset Allocation Fund

Portfolio of Investments (continued)

December 31, 2012

Inflation-Indexed Bonds 2.7%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury Inflation-Indexed Bond 04/15/29	3.875%	274,383	454,789
01/15/25	2.375%	374,287	504,907
02/15/40	2.125%	107,022	157,038
07/15/13	1.875%	188,918	191,958
01/15/14	2.000%	200,302	206,703
01/15/15	1.625%	254,400	270,280
01/15/16	2.000%	203,955	226,136
07/15/17	2.625%	167,414	200,608
01/15/19	2.125%	215,480	261,623
01/15/21	1.125%	84,595	99,347
Total Inflation-Indexed Bonds (Cost: $2,251,838)			2,573,389

Money Market Funds 0.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.142%(a)(c)	688,066	688,066
Total Money Market Funds (Cost: $688,066)		688,066
Total Investments (Cost: $91,621,177)		95,984,367
Other Assets and Liabilities		(32,450)
Net Assets		95,951,917

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares	3,258,871	178,239	(1,563,324)	25,789	1,899,575	43,220	—	1,930,669
Columbia Absolute Return Multi-Strategy Fund, Class I Shares	5,076,932	417,150	(2,612,638)	8,542	2,889,986	—	35,010	2,890,928
Columbia Bond Fund, Class I Shares	4,053,724	10,492	(4,102,960)	38,744	—	—	30,750	—
Columbia Commodity Strategy Fund, Class I Shares	—	1,606,618	(1,593,169)	(13,449)	—	—	—	—
Columbia Contrarian Core Fund, Class I Shares	5,158,776	4,809,698	(1,356,440)	540	8,612,574	10,546	109,000	9,197,748
Columbia Convertible Securities Fund, Class I Shares	2,243,159	1,087,209	(405,025)	(26,083)	2,899,260	—	77,171	2,913,130
Columbia Corporate Income Fund, Class I Shares	6,933,690	3,089,475	(1,968,933)	42,831	8,097,063	172,228	321,906	8,730,675
Columbia Dividend Income Fund, Class I Shares	2,512,183	639,036	(579,725)	16,364	2,587,858	—	83,028	2,879,100
Columbia Dividend Opportunity Fund, Class I Shares	1,329,267	1,979,780	(541,259)	7,962	2,775,750	—	132,448	2,901,088

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia Variable Portfolio — Asset Allocation Fund

Portfolio of Investments (continued)

December 31, 2012

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Emerging Markets Fund, Class I Shares	3,571,347	3,807,223	(2,318,080)	(293,540)	4,766,950	276,609	28,883	4,899,946
Columbia Emerging Markets Bond Fund, Class I Shares	1,804,138	390,481	(483,620)	18,504	1,729,503	12,499	110,700	1,937,127
Columbia Energy and Natural Resources Fund, Class I Shares	2,867,923	5,034	(3,164,305)	291,348	—	—	—	—
Columbia European Equity Fund, Class I Shares	4,076,886	51,273	(4,042,576)	(85,583)	—	—	—	—
Columbia Greater China Fund, Class I Shares	1,975,939	75,760	(720,017)	(206,272)	1,125,410	—	14,064	992,135
Columbia High Yield Bond Fund, Class I Shares	4,703,406	119,419	(4,975,126)	152,301	—	—	114,016	—
Columbia Income Opportunities Fund, Class I Shares	—	4,764,044	(569,328)	5,861	4,200,577	—	165,971	4,354,593
Columbia International Bond Fund, Class I Shares	1,789,150	351,304	(302,242)	1,346	1,839,558	—	38,325	1,928,736
Columbia Large Cap Growth Fund, Class I Shares	4,599,697	1,957,847	(2,647,315)	337,415	4,247,644	—	31,815	4,842,937
Columbia Large Cap Core Fund, Class I Shares	4,307,105	—	(4,523,937)	216,832	—	—	—	—
Columbia Large Core Quantitative Fund, Class I Shares	2,597,610	7,439,716	(1,381,758)	32,088	8,687,656	—	168,786	9,219,211
Columbia Large Growth Quantitative Fund, Class I Shares	—	4,414,196	(254,869)	12,063	4,171,390	334,803	73,102	3,858,575
Columbia Large Value Quantitative Fund, Class I Shares	1,713,293	662,100	(447,773)	(25,141)	1,902,479	47,943	66,133	1,934,153
Columbia Limited Duration Credit Fund, Class I Shares	3,600,960	276,237	(1,005,377)	1,335	2,873,155	43,901	76,092	2,907,672
Columbia Mid Cap Growth Fund, Class I Shares	3,832,156	1,282,749	(1,142,219)	71,564	4,044,250	123,630	—	4,376,233
Columbia Mid Cap Value Fund, Class I Shares	2,931,754	1,687,098	(885,721)	10,539	3,743,670	—	52,983	4,377,161

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia Variable Portfolio — Asset Allocation Fund

Portfolio of Investments (continued)

December 31, 2012

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Multi- Advisor International Equity Fund, Class I Shares	5,297,433	8,624	(5,150,198)	(155,859)	—	—	—	—
Columbia Overseas Value Fund, Class I Shares	2,646,403	174,352	(722,897)	(56,150)	2,041,708	—	48,011	2,009,611
Columbia Pacific/ Asia Fund, Class I Shares	1,688,701	1,105,952	(2,769,775)	(24,878)	—	—	17,243	—
Columbia Select Large Cap Growth Fund, Class I Shares	3,770,584	611,025	(4,524,320)	142,711	—	—	—	—
Columbia Select Large-Cap Value Fund, Class I Shares	855,040	335,310	(231,710)	(543)	958,097	31,515	16,214	974,223
Columbia Short-Term Cash Fund	23,041	3,229,001	(2,563,976)	—	688,066	—	1,535	688,066
Columbia Small Cap Growth Fund I, Class I Shares	755,476	3,314,837	(921,759)	(18,290)	3,130,264	286,074	—	2,930,970
Columbia Small Cap Growth Fund II, Class I Shares	988,369	9,998	(980,894)	(17,473)	—	—	—	—
Columbia Small Cap Value Fund I, Class I Shares	1,844,386	132,924	(1,073,869)	45,162	948,603	35,740	9,403	980,468
Columbia Small Cap Value Fund II, Class I Shares	1,056,008	1,167,120	(332,745)	(4,190)	1,886,193	41,946	23,418	1,962,950
Columbia U.S. Government Mortgage Fund, Class I Shares	4,707,163	2,977,935	(1,064,991)	1,993	6,622,100	128,992	192,430	6,792,873
Mortgage- and Asset-Backed Portfolio	3,492,604	198,367	(3,707,713)	16,742	—	111,347	51,838	—
Total	102,063,174	54,367,623	(67,632,583)	571,125	89,369,339	1,700,993	2,090,275	93,410,978

(b)  Non-income producing.

(c)  The rate shown is the seven-day current annualized yield at December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia Variable Portfolio — Asset Allocation Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Variable Portfolio — Asset Allocation Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds
Investments in Affiliated Funds	93,410,978	—	—	93,410,978
Total Mutual Funds	93,410,978	—	—	93,410,978
Bonds
Inflation-Indexed Bonds	—	2,573,389	—	2,573,389
Total Bonds	—	2,573,389	—	2,573,389
Total	93,410,978	2,573,389	—	95,984,367

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Variable Portfolio — Asset Allocation Fund

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,251,838)	$2,573,389
Affiliated issuers (identified cost $89,369,339)	93,410,978
Total investments (identified cost $91,621,177)	95,984,367
Receivable for:
Investments sold	136,810
Capital shares sold	786
Dividends	97,190
Interest	17,925
Reclaims	1,078
Expense reimbursement due from Investment Manager	588
Prepaid expenses	931
Trustees' deferred compensation plan	36,078
Total assets	96,275,753
Liabilities
Payable for:
Investments purchased	95,912
Capital shares purchased	139,160
Investment management fees	150
Distribution and/or service fees	365
Transfer agent fees	468
Administration fees	156
Compensation of board members	18,566
Chief compliance officer expenses	23
Other expenses	32,958
Trustees' deferred compensation plan	36,078
Total liabilities	323,836
Net assets applicable to outstanding capital stock	$95,951,917
Represented by
Paid-in capital	$93,948,804
Undistributed net investment income	2,177,826
Accumulated net realized loss	(4,537,923)
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	321,551
Investments — affiliated issuers	4,041,639
Foreign currency translations	20
Total — representing net assets applicable to outstanding capital stock	$95,951,917

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Variable Portfolio — Asset Allocation Fund

Statement of Assets and Liabilities (continued)

December 31, 2012

Class 1
Net assets	$77,975,745
Shares outstanding	5,976,282
Net asset value per share	$13.05
Class 2
Net assets	$17,976,172
Shares outstanding	1,387,472
Net asset value per share	$12.96

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Variable Portfolio — Asset Allocation Fund

Statement of Operations

Year Ended December 31, 2012

Net investment income
Income:
Dividends — unaffiliated issuers	$6,097
Dividends — affiliated issuers	2,090,275
Interest	64,097
Foreign taxes withheld	(56)
Total income	2,160,413
Expenses:
Investment management fees	28,572
Distribution and/or service fees
Class 2	49,220
Transfer agent fees
Class 1	48,646
Class 2	11,813
Administration fees	20,153
Compensation of board members	26,111
Custodian fees	27,303
Printing and postage fees	50,987
Professional fees	27,725
Chief compliance officer expenses	47
Other	2,760
Total expenses	293,337
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(84,550)
Total net expenses	208,787
Net investment income	1,951,626
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	13,055
Investments — affiliated issuers	571,125
Capital gain distributions from underlying affiliated funds	1,700,993
Foreign currency translations	(81)
Net realized gain	2,285,092
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	103,436
Investments — affiliated issuers	7,873,854
Foreign currency translations	21
Net change in unrealized appreciation (depreciation)	7,977,311
Net realized and unrealized gain	10,262,403
Net increase in net assets resulting from operations	$12,214,029

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia Variable Portfolio — Asset Allocation Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations
Net investment income	$1,951,626	$2,094,314
Net realized gain	2,285,092	5,392,082
Net change in unrealized appreciation (depreciation)	7,977,311	(7,997,733)
Net increase (decrease) in net assets resulting from operations	12,214,029	(511,337)
Distributions to shareholders
Net investment income
Class 1	(1,786,909)	(2,270,728)
Class 2	(384,448)	(557,108)
Total distributions to shareholders	(2,171,357)	(2,827,836)
Increase (decrease) in net assets from capital stock activity	(15,128,888)	(16,278,298)
Total decrease in net assets	(5,086,216)	(19,617,471)
Net assets at beginning of year	101,038,133	120,655,604
Net assets at end of year	$95,951,917	$101,038,133
Undistributed net investment income	$2,177,826	$2,085,406

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Variable Portfolio — Asset Allocation Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	117,978	1,499,786	191,136	2,302,234
Distributions reinvested	144,222	1,786,909	182,241	2,270,728
Redemptions	(1,142,678)	(14,398,989)	(1,294,033)	(15,938,289)
Net decrease	(880,478)	(11,112,294)	(920,656)	(11,365,327)
Class 2 shares
Subscriptions	58,726	744,771	69,299	842,247
Distributions reinvested	31,231	384,448	44,964	557,108
Redemptions	(410,087)	(5,145,813)	(515,726)	(6,312,326)
Net decrease	(320,130)	(4,016,594)	(401,463)	(4,912,971)
Total net decrease	(1,200,608)	(15,128,888)	(1,322,119)	(16,278,298)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia Variable Portfolio — Asset Allocation Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012	2011	2010		2009		2008
Per share data
Net asset value, beginning of period	$11.81	$12.22	$11.08		$9.32		$15.25
Income from investment operations:
Net investment income	0.25	0.24	0.26		0.25		0.35
Net realized and unrealized gain (loss)	1.27	(0.33)	1.19		1.93		(4.24)
Total from investment operations	1.52	(0.09)	1.45		2.18		(3.89)
Less distributions to shareholders:
Net investment income	(0.28)	(0.32)	(0.31)		(0.42)		(0.44)
Net realized gains	—	—	—		—		(1.60)
Total distributions to shareholders	(0.28)	(0.32)	(0.31)		(0.42)		(2.04)
Net asset value, end of period	$13.05	$11.81	$12.22		$11.08		$9.32
Total return	13.03%	(0.85%)	13.43%		24.00	%(a)	(28.32%)
Ratios to average net assets(b)
Total gross expenses	0.24%	0.40%	0.97%		1.00%		0.87%
Total net expenses(c)	0.16%	0.13%	0.68	%(d)	0.80	%(d)	0.75	%(d)
Net investment income	1.99%	1.93%	2.27%		2.48%		2.75%
Supplemental data
Net assets, end of period (in thousands)	$77,976	$81,002	$95,031		$97,435		$93,500
Portfolio turnover	51%	89%	234	%(e)	103%		94%

Notes to Financial Highlights

(a)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Effective October 22, 2010, the Fund transitioned to a fund-of-funds structure. If the Fund had not transitioned, portfolio turnover would have been lower.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Variable Portfolio — Asset Allocation Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2012	2011	2010		2009		2008
Per share data
Net asset value, beginning of period	$11.73	$12.15	$11.02		$9.27		$15.18
Income from investment operations:
Net investment income	0.22	0.20	0.24		0.23		0.32
Net realized and unrealized gain (loss)	1.26	(0.32)	1.18		1.92		(4.21)
Total from investment operations	1.48	(0.12)	1.42		2.15		(3.89)
Less distributions to shareholders:
Net investment income	(0.25)	(0.30)	(0.29)		(0.40)		(0.42)
Net realized gains	—	—	—		—		(1.60)
Total distributions to shareholders	(0.25)	(0.30)	(0.29)		(0.40)		(2.02)
Net asset value, end of period	$12.96	$11.73	$12.15		$11.02		$9.27
Total return	12.76%	(1.09%)	13.26%		23.79	%(a)	(28.45%)
Ratios to average net assets(b)
Total gross expenses	0.49%	0.68%	1.22%		1.25%		1.12%
Total net expenses(c)	0.41%	0.38%	0.85	%(d)	0.95	%(d)	0.90	%(d)
Net investment income	1.72%	1.66%	2.10%		2.34%		2.60%
Supplemental data
Net assets, end of period (in thousands)	$17,976	$20,036	$25,624		$27,677		$29,985
Portfolio turnover	51%	89%	234	%(e)	103%		94%

Notes to Financial Highlights

(a)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Effective October 22, 2010, the Fund transitioned to a fund-of-funds structure. If the Fund had not transitioned, portfolio turnover would have been lower.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia Variable Portfolio — Asset Allocation Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Asset Allocation Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Under normal circumstances, the Fund invests most of its assets in shares of mutual funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager) or its affiliates (Columbia Funds), exchange-traded funds (ETFs) and third party-advised funds (collectively, Underlying Funds), equity and fixed income securities, including Treasury Inflation Protected Securities (TIPS), and other instruments such as derivatives. The financial statements of the Underlying Funds in which the Fund invests should be read in conjunction with the Fund's financial statements.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of each class of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Annual Report 2012
20

Columbia Variable Portfolio — Asset Allocation Fund

Notes to Financial Statements (continued)

December 31, 2012

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), the Investment Manager, a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is a blend of (i) 0.55% on all assets invested in securities (other than third-party advised mutual funds and Columbia Funds that pay an investment management fee), including other Columbia Funds that do not pay an investment management fee, ETFs, derivatives and individual securities and (ii) 0.10% on assets invested in non-exchange traded, third-party advised mutual funds. The effective investment management fee rate for the year ended December 31, 2012 was 0.03% of the Fund's average daily net assets.

Annual Report 2012
21

Columbia Variable Portfolio — Asset Allocation Fund

Notes to Financial Statements (continued)

December 31, 2012

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.02% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	0.13%
Class 2	0.38

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, and re-characterization of distributions from investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$312,151
Accumulated net realized loss	(312,150)
Paid-in capital	(1)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2012	2011
Ordinary income	$2,171,357	$2,827,836
Long-term capital gains	—	—
Total	$2,171,357	$2,827,836

Annual Report 2012
22

Columbia Variable Portfolio — Asset Allocation Fund

Notes to Financial Statements (continued)

December 31, 2012

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,231,186
Undistributed accumulated long-term gain	—
Accumulated realized losses	(4,317,053)
Unrealized appreciation	4,142,320

At December 31, 2012, the cost of investments for federal income tax purposes was $91,842,047 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$4,819,801
Unrealized depreciation	(677,481)
Net unrealized appreciation	$4,142,320

The following capital loss carryforward, determined at December 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$4,317,053
Total	$4,317,053

For the year ended December 31, 2012, $2,050,442 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $51,139,006 and $65,620,739, respectively, for the year ended December 31, 2012, of which $0 and $31,975, respectively, were U.S. government securities.

Note 6. Shareholder Concentration

At December 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 76.3% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts.

Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and

Annual Report 2012
23

Columbia Variable Portfolio — Asset Allocation Fund

Notes to Financial Statements (continued)

December 31, 2012

regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
24

Columbia Variable Portfolio — Asset Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Asset Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Asset Allocation Fund (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2013

Annual Report 2012
25

Columbia Variable Portfolio — Asset Allocation Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2012.

Tax Designations:

Dividends Received Deduction	20.06%

Dividend Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividend received deduction.

Annual Report 2012
26

Columbia Variable Portfolio — Asset Allocation Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
27

Columbia Variable Portfolio — Asset Allocation Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
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Columbia Variable Portfolio — Asset Allocation Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008).

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

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32

Columbia Variable Portfolio — Asset Allocation Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
33

Columbia Variable Portfolio — Asset Allocation Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1471 C (3/13)

Annual Report

December 31, 2012

Columbia Variable Portfolio — Contrarian Core Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Contrarian Core Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	22
Trustees and Officers	23
Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Variable Portfolio — Contrarian Core Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Contrarian Core Fund (the Fund) Class 2 shares returned 5.30% from the Fund's commencement of operations on April 30, 2012 through December 31, 2012.

>  The Fund outperformed its benchmark, the Russell 1000 Index, which returned 3.72% for the same 12-month period.

>  Strong stock selection was the primary factor in the Fund's outperformance.

Average Annual Total Returns (%) (for period ended December 31, 2012)

	Inception	Life
Class 1	04/30/12	5.40
Class 2	04/30/12	5.30
Russell 1000 Index		3.72

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia Variable Portfolio — Contrarian Core Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2012 – December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012
3

Columbia Variable Portfolio — Contrarian Core Fund

Manager Discussion of Fund Performance

For the period from the Fund's commencement of operations on April 30, 2012 through December 31, 2012, the Fund's Class 2 shares returned 5.30%. The Fund outperformed its benchmark, the Russell 1000 Index, which returned 3.72% for the same time period. Strong stock selection was the primary factor in the Fund's outperformance.

Modest Economic Growth, an Accommodative Fed

The U.S. economy expanded at a modest but sluggish pace in 2012. Job growth picked up but failed to reach a level that could drive unemployment significantly lower. Manufacturing activity stalled during the summer and again late in the year, a sign that the engine of this recovery had lost some steam. The housing market showed steady improvement throughout the year, but its contribution to growth was modest. A host of other factors weighed on the economy. Superstorm Sandy battered the Northeast in October, with damage estimated to exceed $65 billion. Europe's debt woes, economic slowdown in China and Congressional wrangling over the fiscal cliff of tax increases and spending cuts scheduled for year end all contributed to an uncertain environment. At the very last minute, Congress raised income, dividend, capital gains and estate taxes on the wealthiest Americans. However, it failed to produce meaningful spending cuts that would reduce the budget deficit or address the debt-ceiling limit that the federal government will reach early in 2013.

Despite these challenges, the financial markets were buoyed by the actions of European and U.S. policymakers, who opened the liquidity spigots. In August, the European Central Bank unveiled a package of measures that involved buying sovereign bonds to ease the strain of Europe's debt crisis and safeguard the euro. In the United States, the Federal Reserve (the Fed) announced that it would keep short-term interest rates near zero until unemployment declined to 6.5% or inflation exceeded 2.5%. The Fed also extended its purchase of long-term Treasury and agency-backed mortgage securities to maintain downward pressure on longer-term interest rates, support mortgage markets and help make broader financial conditions more accommodative.

Against this backdrop, investors who took an optimistic view of growth prospects were rewarded. U.S. and foreign stocks and credit-sensitive fixed-income securities all delivered solid performance, despite periods of volatility.

Technology, Media, Industrials Holdings Led Results

Strong security selection was the primary factor in the Fund's outperformance, consistent with the Fund's overall investment approach focusing on bottom-up stock picking rather than sector weights. Our selections outperformed in six of the 10 sectors in the equity market. The greatest contributions to performance relative to the benchmark came in the information technology, consumer discretionary and industrials sectors.

In information technology, the most notable positive impact on the Fund's relative results came from two companies involved in financial processing. Both MasterCard, a leader in credit and debit card issuance, and Ebay, the parent company of the PayPal processing franchise, benefited from the increasing use of the debit and credit cards and electronic forms of payment. In the consumer discretionary category, the top contributors were two media companies: Comcast and Discovery Communications. Both companies enjoyed strong pricing power in their operations producing and distributing program content for various

Portfolio Management

Guy Pope, CFA

Top Ten Holdings (%) (at December 31, 2012)
Apple, Inc.	3.9
Johnson & Johnson	3.3
Berkshire Hathaway, Inc., Class B	3.1
Google, Inc., Class A	2.8
Chevron Corp.	2.7
JPMorgan Chase & Co.	2.5
Exxon Mobil Corp.	2.4
Abbott Laboratories	2.4
Procter & Gamble Co. (The)	2.3
Citigroup, Inc.	2.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	99.7
Consumer Discretionary	10.9
Consumer Staples	10.2
Energy	10.2
Financials	17.6
Health Care	14.3
Industrials	10.8
Information Technology	22.0
Materials	2.2
Telecommunication Services	1.5
Money Market Funds	0.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2012
4

Columbia Variable Portfolio — Contrarian Core Fund

Manager Discussion of Fund Performance (continued)

distribution channels, including cable TV systems. The Comcast cable business also benefited from its ability to pass along greater programming costs to its consumer base. In the industrials sector, the top contributor to relative results was railroad company Union Pacific, which continued its long-term record of improving earnings both by generating increased rail traffic and by exercising strong pricing power. Outside those sectors, a particularly noteworthy performer was telecommunication services company Sprint Nextel Corporation. We initiated a position in the company in the spring 2012 after its share price plummeted. The shares subsequently almost doubled in value as investors saw potential in the telecommunication company's restructuring plan.

Natural Gas Price Declines Hurt Energy Positions

Declining prices in natural gas had particularly negative effects on two holdings in the energy sector: Apache and Devon Energy. Both companies were hurt because of their exposure to natural gas. Investors also were worried about how political uncertainties in Egypt could affect Apache's operations in that country. Another noteworthy disappointment came from a position in Celanese in the materials sector. Decelerating economic growth in China resulted in declining demand for Celanese' chemical business.

Equities Retain Their Appeal

We are currently cautiously optimistic about opportunities in the stock market, especially given the low interest rates that increase the relative value of equities versus low-yielding fixed-income securities and other alternatives. Although we remain generally positive about the prospects for global growth trends, the current sluggish pace of the global expansion suggests the need to be especially vigilant about any emerging trends or developments that could affect the investment environment.

Annual Report 2012
5

Columbia Variable Portfolio — Contrarian Core Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,084.40	1,021.63	3.79	3.68	0.72
Class 2	1,000.00	1,000.00	1,083.30	1,020.37	5.11	4.95	0.97

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
6

Columbia Variable Portfolio — Contrarian Core Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 99.6%

Issuer	Shares	Value ($)
Consumer Discretionary 10.9%
Auto Components 0.6%
Delphi Automotive PLC(a)	83,558	3,196,093
Automobiles 1.0%
General Motors Co.(a)	179,130	5,164,318
Hotels, Restaurants & Leisure 2.0%
McDonald's Corp.	46,697	4,119,142
Wynn Resorts Ltd.	57,993	6,523,633
Total		10,642,775
Media 5.1%
Comcast Corp., Class A	216,019	8,074,790
DIRECTV(a)	94,180	4,724,069
Discovery Communications, Inc., Class A(a)	89,748	5,697,203
Viacom, Inc., Class B	149,569	7,888,269
Total		26,384,331
Multiline Retail 0.2%
Target Corp.	21,956	1,299,137
Specialty Retail 1.0%
Lowe's Companies, Inc.	145,900	5,182,368
Textiles, Apparel & Luxury Goods 1.0%
Nike, Inc., Class B	96,310	4,969,596
Total Consumer Discretionary		56,838,618
Consumer Staples 10.2%
Beverages 2.8%
Diageo PLC, ADR	42,912	5,002,681
PepsiCo, Inc.	139,288	9,531,478
Total		14,534,159
Food & Staples Retailing 2.2%
CVS Caremark Corp.	153,747	7,433,667
Walgreen Co.	116,310	4,304,633
Total		11,738,300
Food Products 1.0%
Mondelez International, Inc., Class A	201,388	5,129,352
Household Products 2.3%
Procter & Gamble Co. (The)	174,522	11,848,299
Tobacco 1.9%
Philip Morris International, Inc.	119,711	10,012,628
Total Consumer Staples		53,262,738

Common Stocks (continued)

Issuer	Shares	Value ($)
Energy 10.1%
Energy Equipment & Services 1.5%
Halliburton Co.	232,374	8,061,054
Oil, Gas & Consumable Fuels 8.6%
Anadarko Petroleum Corp.	20,820	1,547,134
Apache Corp.	67,098	5,267,193
Chevron Corp.	128,262	13,870,253
ConocoPhillips	111,965	6,492,850
Exxon Mobil Corp.	146,574	12,685,980
Noble Energy, Inc.	49,147	5,000,216
Total		44,863,626
Total Energy		52,924,680
Financials 17.6%
Capital Markets 5.7%
BlackRock, Inc.	51,214	10,586,446
Goldman Sachs Group, Inc. (The)	33,033	4,213,690
Invesco Ltd.	220,359	5,749,166
Morgan Stanley	168,451	3,220,783
State Street Corp.	121,589	5,715,899
Total		29,485,984
Commercial Banks 2.2%
Wells Fargo & Co.	338,358	11,565,076
Diversified Financial Services 4.8%
Citigroup, Inc.	297,457	11,767,399
JPMorgan Chase & Co.	296,168	13,022,507
Total		24,789,906
Insurance 4.9%
Aon PLC	175,231	9,742,844
Berkshire Hathaway, Inc., Class B(a)	178,936	16,050,559
Total		25,793,403
Real Estate Management & Development —%
Realogy Holdings Corp.(a)	3,920	164,483
Total Financials		91,798,852
Health Care 14.3%
Biotechnology 1.0%
Celgene Corp.(a)	68,470	5,389,959

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia Variable Portfolio — Contrarian Core Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies 2.5%
Baxter International, Inc.	109,110	7,273,273
Covidien PLC	99,895	5,767,937
Total		13,041,210
Health Care Providers & Services 3.1%
Cardinal Health, Inc.	64,626	2,661,298
CIGNA Corp.	120,495	6,441,663
Express Scripts Holding Co.(a)	127,486	6,884,244
Total		15,987,205
Pharmaceuticals 7.7%
Abbott Laboratories	189,426	12,407,403
Johnson & Johnson	244,318	17,126,692
Pfizer, Inc.	426,779	10,703,617
Total		40,237,712
Total Health Care		74,656,086
Industrials 10.8%
Aerospace & Defense 2.4%
Honeywell International, Inc.	105,810	6,715,761
United Technologies Corp.	69,764	5,721,346
Total		12,437,107
Air Freight & Logistics 1.2%
FedEx Corp.	71,093	6,520,650
Commercial Services & Supplies 0.9%
Tyco International Ltd.	166,913	4,882,205
Electrical Equipment 0.6%
Eaton Corp. PLC	57,510	3,117,042
Industrial Conglomerates 1.9%
General Electric Co.	466,677	9,795,550
Machinery 1.3%
Caterpillar, Inc.	38,550	3,453,309
Stanley Black & Decker, Inc.	46,000	3,402,620
Total		6,855,929
Professional Services 1.1%
Nielsen Holdings NV(a)	192,332	5,883,436
Road & Rail 1.0%
Union Pacific Corp.	39,972	5,025,280
Trading Companies & Distributors 0.4%
MRC Global, Inc.(a)	67,344	1,870,816
Total Industrials		56,388,015

Common Stocks (continued)

Issuer	Shares	Value ($)
Information Technology 22.0%
Communications Equipment 2.4%
F5 Networks, Inc.(a)	39,510	3,838,397
QUALCOMM, Inc.	138,613	8,596,778
Total		12,435,175
Computers & Peripherals 7.1%
Apple, Inc.	38,367	20,450,762
EMC Corp.(a)	271,763	6,875,604
Hewlett-Packard Co.	678,760	9,672,330
Total		36,998,696
Internet Software & Services 5.0%
eBay, Inc.(a)	180,534	9,210,845
Facebook, Inc., Class A(a)	95,177	2,534,563
Google, Inc., Class A(a)	20,156	14,298,062
Total		26,043,470
IT Services 3.5%
International Business Machines Corp.	45,987	8,808,810
Mastercard, Inc., Class A	19,682	9,669,373
Total		18,478,183
Semiconductors & Semiconductor Equipment 1.1%
Skyworks Solutions, Inc.(a)	272,365	5,529,009
Software 2.9%
Citrix Systems, Inc.(a)	56,250	3,698,438
Electronic Arts, Inc.(a)	201,314	2,925,092
Microsoft Corp.	327,382	8,750,921
Total		15,374,451
Total Information Technology		114,858,984
Materials 2.2%
Chemicals 1.6%
Celanese Corp., Class A	80,537	3,586,312
Dow Chemical Co. (The)	147,306	4,760,930
Total		8,347,242
Metals & Mining 0.6%
Freeport-McMoRan Copper & Gold, Inc.	87,794	3,002,555
Total Materials		11,349,797

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia Variable Portfolio — Contrarian Core Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Telecommunication Services 1.5%
Wireless Telecommunication Services 1.5%
Sprint Nextel Corp.(a)	645,390	3,659,361
Vodafone Group PLC, ADR	153,989	3,878,983
Total		7,538,344
Total Telecommunication Services		7,538,344
Total Common Stocks (Cost: $479,209,025)		519,616,114

Money Market Funds 0.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.142%(b)(c)	1,545,529	1,545,529
Total Money Market Funds (Cost: $1,545,529)		1,545,529
Total Investments (Cost: $480,754,554)		521,161,643
Other Assets & Liabilities, Net		774,467
Net Assets		521,936,110

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	20,000	569,357,644	(567,832,115)	1,545,529	12,116	1,545,529

Abbreviation Legend

ADR American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia Variable Portfolio — Contrarian Core Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia Variable Portfolio — Contrarian Core Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	56,838,618	—	—	56,838,618
Consumer Staples	53,262,738	—	—	53,262,738
Energy	52,924,680	—	—	52,924,680
Financials	91,798,852	—	—	91,798,852
Health Care	74,656,086	—	—	74,656,086
Industrials	56,388,015	—	—	56,388,015
Information Technology	114,858,984	—	—	114,858,984
Materials	11,349,797	—	—	11,349,797
Telecommunication Services	7,538,344	—	—	7,538,344
Total Equity Securities	519,616,114	—	—	519,616,114
Other
Money Market Funds	1,545,529	—	—	1,545,529
Total Other	1,545,529	—	—	1,545,529
Total	521,161,643	—	—	521,161,643

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia Variable Portfolio — Contrarian Core Fund

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments, at value
Unaffiliated issuers (identified cost $479,209,025)	$519,616,114
Affiliated issuers (identified cost $1,545,529)	1,545,529
Total investments (identified cost $480,754,554)	521,161,643
Receivable for:
Investments sold	8,532,683
Dividends	597,758
Expense reimbursement due from Investment Manager	55,911
Prepaid expenses	4,125
Trustees' deferred compensation plan	1,907
Other assets	3,388
Total assets	530,357,415
Liabilities
Payable for:
Investments purchased	7,265,212
Capital shares purchased	760,997
Investment management fees	311,664
Transfer agent fees	26,401
Administration fees	26,317
Compensation of board members	149
Chief compliance officer expenses	127
Other expenses	28,531
Trustees' deferred compensation plan	1,907
Total liabilities	8,421,305
Net assets applicable to outstanding capital stock	$521,936,110
Represented by
Partners' capital	$521,936,110
Total — representing net assets applicable to outstanding capital stock	$521,936,110
Class 1
Net assets	$521,933,479
Shares outstanding	49,518,102
Net asset value per share	$10.54
Class 2
Net assets	$2,631
Shares outstanding	250
Net asset value per share(a)	$10.53

(a) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia Variable Portfolio — Contrarian Core Fund

Statement of Operations

Year Ended December 31, 2012(a)

Net investment income
Income:
Dividends — unaffiliated issuers	$6,673,453
Dividends — affiliated issuers	12,116
Total income	6,685,569
Expenses:
Investment management fees	2,187,418
Distribution and/or service fees
Class 2	4
Transfer agent fees
Class 1	185,025
Class 2	1
Administration fees	184,791
Compensation of board members	16,026
Custodian fees	15,743
Printing and postage fees	15,675
Professional fees	26,193
Chief compliance officer expenses	277
Other	13,453
Total expenses	2,644,606
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(424,036)
Total net expenses	2,220,570
Net investment income	4,464,999
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	550,274
Net realized gain	550,274
Net change in unrealized appreciation (depreciation) on:
Investments	40,407,089
Net change in unrealized appreciation (depreciation)	40,407,089
Net realized and unrealized gain	40,957,363
Net increase in net assets resulting from operations	$45,422,362

(a) For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia Variable Portfolio — Contrarian Core Fund

Statement of Changes in Net Assets

Year Ended December 31, 2012(a)
Operations
Net investment income	$4,464,999
Net realized gain	550,274
Net change in unrealized appreciation (depreciation)	40,407,089
Net increase in net assets resulting from operations	45,422,362
Increase in net assets from capital stock activity	476,493,748
Total increase in net assets	521,916,110
Net assets at beginning of year	20,000
Net assets at end of year	$521,936,110

	Year Ended December 31, 2012(a)
	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	51,238,008	493,725,814
Redemptions	(1,721,656)	(17,232,066)
Total net increase	49,516,352	476,493,748

(a) For the period from April 30, 2012 (commencement of operations) to December 31, 2012.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia Variable Portfolio — Contrarian Core Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

Class 1	Year Ended December 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.10
Net realized and unrealized gain	0.44
Total from investment operations	0.54
Net asset value, end of period	$10.54
Total return	5.40%
Ratios to average net assets(b)
Total gross expenses	0.86	%(c)
Total net expenses(d)	0.72	%(c)
Net investment income	1.45	%(c)
Supplemental data
Net assets, end of period (in thousands)	$521,933
Portfolio turnover	48%

Notes to Financial Highlights

(a)  For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia Variable Portfolio — Contrarian Core Fund

Financial Highlights (continued)

Class 2	Year Ended December 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.08
Net realized and unrealized gain	0.45
Total from investment operations	0.53
Net asset value, end of period	$10.53
Total return	5.30%
Ratios to average net assets(b)
Total gross expenses	1.08	%(c)
Total net expenses(d)	0.97	%(c)
Net investment income	1.20	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	48%

Notes to Financial Highlights

(a)  For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia Variable Portfolio — Contrarian Core Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Contrarian Core Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On April 17, 2012, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $20,000 in the Fund (1,750 shares for Class 1 and 250 shares for Class 2), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on April 30, 2012.

These financial statements cover the period from April 30, 2012 (commencement of operations) to December 31, 2012.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair

Annual Report 2012
17

Columbia Variable Portfolio — Contrarian Core Fund

Notes to Financial Statements (continued)

December 31, 2012

value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure

Annual Report 2012
18

Columbia Variable Portfolio — Contrarian Core Fund

Notes to Financial Statements (continued)

December 31, 2012

under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Updated (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The annualized effective investment management fee rate for the period ended December 31, 2012 was 0.71% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The annualized effective administration fee rate for the period ended December 31, 2012 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses include offering cost which were incurred prior to the shares of the Fund being offered publicly. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below),

Annual Report 2012
19

Columbia Variable Portfolio — Contrarian Core Fund

Notes to Financial Statements (continued)

December 31, 2012

through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	0.72%
Class 2	0.97

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $687,067,994 and $208,409,243, respectively, for the period ended December 31, 2012.

Note 5. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At December 31, 2012, affiliated shareholder accounts owned 100% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A.

whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the period ended December 31, 2012.

Note 8. Risks Related to Certain Investments

Technology and Technology-related Investment Risk

At December 31, 2012, the Fund invested a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf.

Annual Report 2012
20

Columbia Variable Portfolio — Contrarian Core Fund

Notes to Financial Statements (continued)

December 31, 2012

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
21

Columbia Variable Portfolio — Contrarian Core Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Contrarian Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Contrarian Core Fund (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2013

Annual Report 2012
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Columbia Variable Portfolio — Contrarian Core Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
23

Columbia Variable Portfolio — Contrarian Core Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

President, Columbia Management Investment Advisers, LLC February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

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Columbia Variable Portfolio — Contrarian Core Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010 — January 2013 and Group Counsel from November 2008 — January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008 — November 2008 (previously, Managing Director and Associate General Counsel, January 2005 — July 2008)

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

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Columbia Variable Portfolio — Contrarian Core Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
29

Columbia Variable Portfolio — Contrarian Core Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1543 A (3/13)

Annual Report

December 31, 2012

Columbia Variable Portfolio — Money Market Fund

Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Money Market Fund

Performance Overview	2
Portfolio Overview	3
Understanding Your Fund's Expenses	4
Portfolio of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	17
Trustees and Officers	18
Important Information About This Report	21

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Variable Portfolio — Money Market Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Money Market Fund (the Fund) Class 1 shares returned 0.00% for the 12-month period that ended December 31, 2012.

>  The 7-day yield for the Fund as of December 31, 2012 was 0.00%. The 7-day yield reflects the earnings of the Fund as of December 31, 2012, while the total return reflects past holding periods.

Average Annual Total Returns (%) (for period ended December 31, 2012)

	Inception	1 Year	5 Years	10 Years
Class 1	01/01/89	0.00	0.56	1.68

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

An investment in the Fund is not bank deposit and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Annual Report 2012
2

Columbia Variable Portfolio — Money Market Fund

Portfolio Overview

Portfolio Breakdown (%) (at December 31, 2012)
Asset-Backed Commercial Paper	17.5
Asset-Backed Securities — Non-Agency	3.7
Certificates of Deposit	15.7
Commercial Paper	30.6
Repurchase Agreements	11.6
Treasury Bills	5.8
U.S. Government & Agency Obligations	15.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2012
3

Columbia Variable Portfolio — Money Market Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,000.00	1,024.52	0.76	0.77	0.15

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
4

Columbia Variable Portfolio — Money Market Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Asset-Backed Commercial Paper 17.5%

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Fairway Finance Co. LLC(a) 03/18/13	0.210%	2,000,000	1,999,113
Market Street Funding LLC(a) 02/22/13	0.190%	2,000,000	1,999,451
MetLife Short Term Funding LLC(a) 01/15/13	0.150%	2,000,000	1,999,876
Old Line Funding LLC(a) 03/25/13	0.200%	2,000,000	1,999,078
Regency Markets No. 1 LLC 01/17/13	0.200%	1,000,000	999,907
01/25/13	0.210%	1,000,000	999,853
Thunder Bay Funding LLC(a) 01/07/13	0.130%	2,000,000	1,999,950
Total Asset-Backed Commercial Paper (Cost: $11,997,228)			11,997,228
Asset-Backed Securities — Non-Agency 3.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ABS Other 1.7%
CIT Equipment Collateral Series 2012-VT1 Class A1(a) 04/22/13	0.441%	74,894	74,894
CNH Equipment Trust Series 2012-C Class A1 10/15/13	0.230%	731,500	731,500
GE Equipment Small Ticket LLC Series 2012-1A Class A1(a) 06/21/13	0.433%	81,494	81,494
Macquarie Equipment Funding Trust Series 2012-A Class A1(a) 10/21/13	0.290%	227,955	227,955
Wheels SPV LLC Series 2012-1 Class A1(a) 05/20/13	0.500%	43,575	43,575
Total			1,159,418
Car Loan 2.0%
AmeriCredit Automobile Receivables Trust Series 2012-5 Class A1 12/09/13	0.270%	277,301	277,301
Ford Credit Auto Lease Trust Series 2012-B Class A1(a) 10/15/13	0.230%	261,585	261,585

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SMART Trust Series 2012-4US Class A1 10/14/13	0.290%	382,281	382,281
Westlake Automobile Receivables Trust Series 2012-1A Class A1(a) 09/16/13	0.426%	463,199	463,199
Total			1,384,366
Total Asset-Backed Securities — Non-Agency (Cost: $2,543,784)			2,543,784
Certificates of Deposit 15.8%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
BB&T Corp. 01/23/13	0.170%	1,500,000	1,500,000
Bank Of Montreal 01/03/13	0.050%	2,500,000	2,500,000
Canadian Imperial Bank of Commerce 01/07/13	0.110%	2,500,000	2,500,000
Royal Bank of Canada 01/02/13	0.050%	2,300,000	2,300,000
Toronto Dominion Bank 01/14/13	0.200%	2,000,000	2,000,000
Total Certificates of Deposit (Cost: $10,800,000)			10,800,000
Commercial Paper 30.6%
Banking 8.8%
Bank of Nova Scotia Trust Co. 01/02/13	0.050%	2,500,000	2,499,993
HSBC Bank PLC 01/02/13	0.110%	1,500,000	1,499,991
State Street Corp. 01/10/13	0.160%	2,000,000	1,999,910
Total			5,999,894
Consumer Products 2.2%
Procter & Gamble Co. (The)(a) 01/14/13	0.150%	1,500,000	1,499,913

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
5

Columbia Variable Portfolio — Money Market Fund

Portfolio of Investments (continued)

December 31, 2012

Commercial Paper (continued)

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Integrated Energy 5.8%
Chevron Corp.(a) 01/18/13	0.110%	2,000,000	1,999,887
Exxon Mobil Corp. 01/07/13	0.010%	2,000,000	1,999,995
Total			3,999,882
Non-Captive Diversified 3.6%
General Electric Capital Corp. 01/04/13	0.020%	2,500,000	2,499,994
Pharmaceuticals 5.8%
Merck & Co., Inc. 01/28/13	0.100%	2,000,000	1,999,850
Roche Holdings, Inc.(a) 01/17/13	0.110%	2,000,000	1,999,893
Total			3,999,743
Property & Casualty 1.5%
Travelers Companies, Inc. (The)(a) 01/16/13	0.090%	1,000,000	999,962
Retailers 2.9%
Wal-Mart Stores, Inc. 01/24/13	0.090%	2,000,000	1,999,879
Total Commercial Paper (Cost: $20,999,267)			20,999,267
Treasury Bills 5.8%
U.S. Treasury Bills 01/03/13	0.000%	4,000,000	4,000,000
Total Treasury Bills (Cost: $4,000,000)			4,000,000

U.S. Government & Agency Obligations 15.2%

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Federal Home Loan Banks 01/09/13	0.020%	3,000,000	2,999,982
01/18/13	0.010%	1,000,000	999,995
01/23/13	0.020%	1,000,000	999,988
01/28/13	0.020%	2,000,000	1,999,970
02/06/13	0.050%	3,000,000	2,999,835
12/23/13	0.250%	400,000	400,000
Total U.S. Government & Agency Obligations (Cost: $10,399,770)			10,399,770
Repurchase Agreements 11.7%
RBC Capital Markets LLC dated 12/31/12, due 01/02/13 at 2.000%, collateralized by U.S. Treasury obligation maturing 07/15/14, market value $8,160,055 (repurchase proceeds $8,000,067)	0.150%	8,000,000	8,000,000
Total Repurchase Agreements (Cost: $8,000,000)			8,000,000
Total Investments (Cost: $68,740,049)			68,740,049
Other Assets & Liabilities, Net			(186,871)
Net Assets			68,553,178

Notes to Portfolio of Investments

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $17,649,825 or 25.75% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
6

Columbia Variable Portfolio — Money Market Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia Variable Portfolio — Money Market Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Short-Term Securities
Asset-Backed Commercial Paper	—	11,997,228	—	11,997,228
Asset-Backed Securities — Non-Agency	—	2,543,784	—	2,543,784
Certificates of Deposit	—	10,800,000	—	10,800,000
Commercial Paper	—	20,999,267	—	20,999,267
Treasury Bills	—	4,000,000	—	4,000,000
U.S. Government & Agency Obligations	—	10,399,770	—	10,399,770
Repurchase Agreements	—	8,000,000	—	8,000,000
Total	—	68,740,049	—	68,740,049

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia Variable Portfolio — Money Market Fund

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments, at value
(identified cost $60,740,049)	$60,740,049
Repurchase agreements (identified cost $8,000,000)	8,000,000
Total investments (identified cost $68,740,049)	68,740,049
Cash	43,307
Receivable for:
Capital shares sold	12,910
Interest	1,957
Expense reimbursement due from Investment Manager	25,099
Prepaid expenses	755
Trustees' deferred compensation plan	39,095
Total assets	68,863,172
Liabilities
Payable for:
Capital shares purchased	204,543
Investment management fees	20,501
Transfer agent fees	3,514
Administration fees	8,786
Compensation of board members	172
Chief compliance officer expenses	20
Other expenses	33,363
Trustees' deferred compensation plan	39,095
Total liabilities	309,994
Net assets applicable to outstanding capital stock	$68,553,178
Represented by
Paid-in capital	$68,592,175
Excess of distributions over net investment income	(34,345)
Accumulated net realized loss	(4,652)
Total — representing net assets applicable to outstanding capital stock	$68,553,178
Class 1
Net assets	$68,553,178
Shares outstanding	68,638,779
Net asset value per share	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia Variable Portfolio — Money Market Fund

Statement of Operations

Year Ended December 31, 2012

Net investment income
Income:
Interest	$112,618
Total income	112,618
Expenses:
Investment management fees	273,721
Transfer agent fees	46,922
Administration fees	117,310
Compensation of board members	22,809
Custodian fees	11,767
Printing and postage fees	26,262
Professional fees	20,232
Other	3,125
Total expenses	522,148
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(409,530)
Total net expenses	112,618
Net investment income	—
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(2)
Net realized loss	(2)
Net decrease in net assets from operations	$(2)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia Variable Portfolio — Money Market Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations
Net investment income	$ —	$ —
Net realized gain (loss)	(2)	290
Net increase (decrease) in net assets resulting from operations	(2)	290
Increase (decrease) in net assets from capital stock activity	(16,414,496)	(24,686,233)
Total decrease in net assets	(16,414,498)	(24,685,943)
Net assets at beginning of year	84,967,676	109,653,619
Net assets at end of year	$68,553,178	$84,967,676
Excess of distributions over net investment income	$(34,345)	$(34,345)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	20,091,597	20,091,597	24,995,324	24,995,324
Redemptions	(36,506,093)	(36,506,093)	(49,681,557)	(49,681,557)
Net decrease	(16,414,496)	(16,414,496)	(24,686,233)	(24,686,233)
Total net decrease	(16,414,496)	(16,414,496)	(24,686,233)	(24,686,233)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia Variable Portfolio — Money Market Fund

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	—		—		—		0.00	(a)	0.03
Net realized and unrealized gain (loss)	(0.00	)(a)	0.00	(a)	(0.00	)(a)	—		0.00	(a)
Total from investment operations	(0.00	)(a)	0.00	(a)	(0.00	)(a)	0.00	(a)	0.03
Less distributions to shareholders:
Net investment income	—		—		(0.00	)(a)	(0.00	)(a)	(0.03)
Total distributions to shareholders	—		—		(0.00	)(a)	(0.00	)(a)	(0.03)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total return	0.00%		0.00%		0.03%		0.23%		2.58	%(b)
Ratios to average net assets
Total gross expenses	0.67%		0.69%		0.67%		0.67%		0.64%
Total net expenses(c)	0.14%		0.16	%(d)	0.26	%(d)	0.44	%(d)	0.46	%(d)
Net investment income	0.00%		0.00%		0.00%		0.25%		2.56%
Supplemental data
Net assets, end of period (in thousands)	$68,553		$84,968		$109,654		$128,732		$164,340

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  Had affiliates of the Investment Manager not reimbursed the Fund for realized losses on securities and not provided capital support, total return would have been 1.87%.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia Variable Portfolio — Money Market Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Money Market Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees (the Board) continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board has established procedures intended to stabilize the Fund's net asset value for purposes of sales and redemptions at $1.00 per share. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund's market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are

Annual Report 2012
13

Columbia Variable Portfolio — Money Market Fund

Notes to Financial Statements (continued)

December 31, 2012

distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.35% to 0.25% as the Fund's net assets increase. The annualized effective investment management fee rate for the year ended December 31, 2012 was 0.35% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.15% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rate of 0.45% of the Fund's average daily net assets attributable to Class 1 shares.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if

Annual Report 2012
14

Columbia Variable Portfolio — Money Market Fund

Notes to Financial Statements (continued)

December 31, 2012

applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

In addition, the Investment Manager has voluntarily undertaken to waive its receipt of certain Fund expenses (consisting of investment management and administration fees) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for the Fund. This arrangement may be modified or terminated by the Investment Manager at any time.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards and Trustees' deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

For the years ended December 31, 2012 and 2011, there were no distributions.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,608
Accumulated realized loss	(4,653)

At December 31, 2012, the cost of investments for federal income tax purposes was $68,740,049 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$—
Unrealized depreciation	—
Net unrealized appreciation	$—

The following capital loss carryforward, determined at December 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2013	417
2014	1,707
2015	2,520
2018	6
Unlimited short-term	3
Total	4,653

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Shareholder Concentration

At December 31, 2012, one unaffiliated shareholder account owned 76.7% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 6. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Annual Report 2012
15

Columbia Variable Portfolio — Money Market Fund

Notes to Financial Statements (continued)

December 31, 2012

The Fund had no borrowings during the year ended December 31, 2012.

Note 7. Proposed Fund Merger

In September 2012, the Board of Trustees approved a proposal to merge the Fund into Columbia Variable Portfolio — Cash Management Fund. Shareholders of the Fund will vote on the proposed merger at a special meeting of shareholders to be held during the first half of 2013.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
16

Columbia Variable Portfolio — Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust
and the Shareholders of Columbia Variable Portfolio — Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Money Market Fund (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2013

Annual Report 2012
17

Columbia Variable Portfolio — Money Market Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
18

Columbia Variable Portfolio — Money Market Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
19

Columbia Variable Portfolio — Money Market Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
20

Columbia Variable Portfolio — Money Market Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
21

Columbia Variable Portfolio — Money Market Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1511 C (3/13)

Annual Report

December 31, 2012

Columbia Variable Portfolio — Select
Large Cap Growth Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Select Large Cap Growth Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	22
Federal Income Tax Information	23
Trustees and Officers	24
Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Variable Portfolio — Select Large Cap Growth Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Select Large Cap Growth Fund (the Fund) Class 1 shares returned 16.18% for the 12-month period that ended December 31, 2012.

>  The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 15.26% for the same time period.

>  Allocations to outperforming areas of the health care, consumer discretionary and information technology sectors produced positive results for the Fund.

Average Annual Total Returns (%) (for period ended December 31, 2012)

	Inception	1 Year	Life
Class 1	09/02/08	16.18	5.74
Class 2	09/02/08	15.96	5.49
Russell 1000 Growth Index		15.26	6.39

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia Variable Portfolio — Select Large Cap Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 2, 2008 – December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 1 shares of Columbia Variable Portfolio — Select Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012
3

Columbia Variable Portfolio — Select Large Cap Growth Fund

Manager Discussion of Fund Performance

For the 12-month period that ended December 31, 2012, the Fund's Class 1 shares returned 16.18%. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 15.26% for the same time period. Allocations to outperforming areas of the health care, consumer discretionary and information technology sectors produced positive results for the Fund. An underweight allocation to the underperforming consumer staples sector also helped.

A Positive Year for Equity Markets Despite Challenges

The Fund started the year on a strong note, as investor sentiment turned positive, economic fears continued to abate and attention turned toward improving corporate fundamentals and profits. This shift helped the market migrate away from lower growth defensive names and towards high quality, high-growth stocks. Several consumer discretionary holdings advanced early and held onto gains. Notable contributors included yoga-inspired apparel maker lululemon athletica, online retailer Amazon.com and online travel booking site priceline.com. Strong holiday sales helped lululemon profits, propelling the stock higher. Amazon, the dominant e-commerce player, continues to appeal to value-oriented consumers. Priceline.com took increased domestic market share of online travel bookings and benefitted from its international expansion.

We also initiated a position in luxury goods and apparel maker Michael Kors, which was boosted by resilient high-end consumers. Several health care names helped performance, aided by strong product cycles and favorable demographics. Relative outperformers included pharmaceuticals Novo Nordisk and Alexion Pharmaceuticals, and biotech firms Biogen Idec and Gilead Sciences.

Mixed Results from Information Technology Stocks

Performance from information technology holdings was mixed. Salesforce.com, a cloud computing and customer relationship management software provider, was the portfolio's single largest contributor during 2012. The company demonstrated exceptional billing growth as companies sought cost-effective software productivity solutions. Global payment processer Visa saw year-over-year revenue growth of 15% due to the trend towards electronic payments.

Several technology names also detracted from returns. China-based Internet search provider Baidu declined on concerns about a sluggish Chinese economy and the potential for increased competition. We continue to believe the company can maintain high growth as Internet penetration expands in China. Communications equipment providers also underperformed significantly. Notably, we eliminated positions in Acme Packet, Juniper Networks and F5 Networks.

Given expectations for modest information technology spending in the near term, we shifted the Fund's technology allocation away from hardware and services and sought to benefit from market share-takers in an environment of muted economic growth. We initiated a post-IPO position in Facebook, which we believe is well-positioned to grow its share of the $600 billion global advertising market. We also invested in LinkedIn, the world's largest professional Internet platform, which increased its members to over 160 million in 2012.

The Fund's largest detractor from returns for the year was Green Mountain Coffee Roasters, which accounted for the majority of the underperformance among consumer staples holdings. We sold the position.

Portfolio Management

Thomas Galvin, CFA

Richard Carter

Todd Herget

Top Ten Holdings (%) (at December 31, 2012)
Amazon.com, Inc.	4.6
LinkedIn Corp., Class A	4.5
Las Vegas Sands Corp.	4.5
Visa, Inc., Class A	4.2
Salesforce.com, Inc.	4.1
Michael Kors Holdings Ltd.	4.0
FMC Technologies, Inc.	3.8
Biogen Idec, Inc.	3.7
QUALCOMM, Inc.	3.7
Yum! Brands, Inc.	3.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012
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Columbia Variable Portfolio — Select Large Cap Growth Fund

Manager Discussion of Fund Performance (continued)

Well-Positioned for a Low Growth World

The global deleveraging process has led to a slump in demand and the resultant excess production capacity has led to too many goods chasing too few buyers. Nominal U.S. gross domestic product is currently growing at a meager annual rate. We continue to believe Europe's economic status is the swing factor for global economic growth and that the region's recession will likely result in significant excess capacity.

Against these headwinds, we currently believe consumer-driven economies will thrive. We believe the Fund is well-positioned in this environment due to its focus on a subset of approximately 25 to 30 high quality, high growth companies with distinct competitive advantages. We have continued to focus on the front end of the U.S. economy, particularly consumers, while de-emphasizing capital spending where pricing power is absent and operating leverage is limited in a low growth world. We believe this strategy can help us successfully navigate growth-challenged markets moving forward.

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	94.4
Consumer Discretionary	22.1
Consumer Staples	2.8
Energy	6.7
Financials	2.6
Health Care	21.6
Industrials	5.0
Information Technology	32.0
Materials	1.6
Money Market Funds	5.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2012
5

Columbia Variable Portfolio — Select Large Cap Growth Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,083.20	1,021.28	4.16	4.04	0.79
Class 2	1,000.00	1,000.00	1,082.50	1,020.02	5.47	5.31	1.04

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

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Columbia Variable Portfolio — Select Large Cap Growth Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 95.5%

Issuer	Shares	Value ($)
Consumer Discretionary 22.4%
Hotels, Restaurants & Leisure 7.8%
Las Vegas Sands Corp.	34,700	1,601,752
Yum! Brands, Inc.	19,880	1,320,032
Total		2,921,784
Internet & Catalog Retail 7.3%
Amazon.com, Inc.(a)	6,550	1,644,967
priceline.com, Inc.(a)	1,760	1,093,312
Total		2,738,279
Textiles, Apparel & Luxury Goods 7.3%
lululemon athletica, Inc.(a)	17,000	1,295,910
Michael Kors Holdings Ltd.(a)	28,370	1,447,721
Total		2,743,631
Total Consumer Discretionary		8,403,694
Consumer Staples 2.8%
Personal Products 2.8%
Estee Lauder Companies, Inc. (The), Class A	17,620	1,054,733
Total Consumer Staples		1,054,733
Energy 6.8%
Energy Equipment & Services 3.6%
FMC Technologies, Inc.(a)	31,624	1,354,456
Oil, Gas & Consumable Fuels 3.2%
EOG Resources, Inc.	9,997	1,207,538
Total Energy		2,561,994
Financials 2.7%
Capital Markets 2.7%
Franklin Resources, Inc.	7,930	996,801
Total Financials		996,801
Health Care 21.8%
Biotechnology 12.6%
Alexion Pharmaceuticals, Inc.(a)	11,380	1,067,558
Biogen Idec, Inc.(a)	9,150	1,342,030
Celgene Corp.(a)	15,850	1,247,712
Gilead Sciences, Inc.(a)	14,800	1,087,060
Total		4,744,360

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies 3.2%
Edwards Lifesciences Corp.(a)	13,080	1,179,424
Pharmaceuticals 6.0%
Allergan, Inc.	12,230	1,121,858
Novo Nordisk A/S, ADR	7,020	1,145,734
Total		2,267,592
Total Health Care		8,191,376
Industrials 5.0%
Aerospace & Defense 2.9%
Precision Castparts Corp.	5,850	1,108,107
Trading Companies & Distributors 2.1%
Fastenal Co.	16,860	787,193
Total Industrials		1,895,300
Information Technology 32.4%
Communications Equipment 3.6%
QUALCOMM, Inc.	21,590	1,339,012
Computers & Peripherals 3.5%
EMC Corp.(a)	51,610	1,305,733
Internet Software & Services 14.3%
Baidu, Inc., ADR(a)	13,140	1,317,811
Facebook, Inc., Class A(a)	48,690	1,296,615
Google, Inc., Class A(a)	1,620	1,149,179
LinkedIn Corp., Class A(a)	14,030	1,610,924
Total		5,374,529
IT Services 7.1%
Cognizant Technology Solutions Corp., Class A(a)	15,830	1,172,212
Visa, Inc., Class A	9,940	1,506,705
Total		2,678,917
Software 3.9%
Salesforce.com, Inc.(a)	8,750	1,470,875
Total Information Technology		12,169,066
Materials 1.6%
Chemicals 1.6%
Monsanto Co.	6,498	615,036
Total Materials		615,036
Total Common Stocks (Cost: $33,334,395)		35,888,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Variable Portfolio — Select Large Cap Growth Fund

Portfolio of Investments (continued)

December 31, 2012

Money Market Funds 5.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.142%(b)(c)	2,126,545	2,126,545
Total Money Market Funds (Cost: $2,126,545)		2,126,545
Total Investments (Cost: $35,460,940)		38,014,545
Other Assets & Liabilities, Net		(462,901)
Net Assets		37,551,644

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	7,612	24,088,974	(21,970,041)	—	2,126,545	1,684	2,126,545

Abbreviation Legend

ADR American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Variable Portfolio — Select Large Cap Growth Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Variable Portfolio — Select Large Cap Growth Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	8,403,694	—	—	8,403,694
Consumer Staples	1,054,733	—	—	1,054,733
Energy	2,561,994	—	—	2,561,994
Financials	996,801	—	—	996,801
Health Care	8,191,376	—	—	8,191,376
Industrials	1,895,300	—	—	1,895,300
Information Technology	12,169,066	—	—	12,169,066
Materials	615,036	—	—	615,036
Total Equity Securities	35,888,000	—	—	35,888,000
Other
Money Market Funds	2,126,545	—	—	2,126,545
Total Other	2,126,545	—	—	2,126,545
Total	38,014,545	—	—	38,014,545

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia Variable Portfolio — Select Large Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments, at value
Unaffiliated issuers (identified cost $33,334,395)	$35,888,000
Affiliated issuers (identified cost $2,126,545)	2,126,545
Total investments (identified cost $35,460,940)	38,014,545
Receivable for:
Investments sold	69,750
Capital shares sold	121,823
Dividends	334
Expense reimbursement due from Investment Manager	3,015
Prepaid expenses	90
Trustees' deferred compensation plan	9,030
Total assets	38,218,587
Liabilities
Payable for:
Investments purchased	607,226
Investment management fees	20,985
Distribution and/or service fees	639
Transfer agent fees	1,773
Administration fees	1,773
Compensation of board members	113
Chief compliance officer expenses	4
Other expenses	25,400
Trustees' deferred compensation plan	9,030
Total liabilities	666,943
Net assets applicable to outstanding capital stock	$37,551,644
Represented by
Paid-in capital	$35,239,233
Excess of distributions over net investment income	(8,335)
Accumulated net realized loss	(232,859)
Unrealized appreciation (depreciation) on:
Investments	2,553,605
Total — representing net assets applicable to outstanding capital stock	$37,551,644

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia Variable Portfolio — Select Large Cap Growth Fund

Statement of Assets and Liabilities (continued)

December 31, 2012

Class 1
Net assets	$34,514,108
Shares outstanding	2,842,241
Net asset value per share	$12.14
Class 2
Net assets	$3,037,536
Shares outstanding	252,592
Net asset value per share	$12.03

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia Variable Portfolio — Select Large Cap Growth Fund

Statement of Operations

Year Ended December 31, 2012

Net investment income
Income:
Dividends — unaffiliated issuers	$172,216
Dividends — affiliated issuers	1,684
Foreign taxes withheld	(616)
Total income	173,284
Expenses:
Investment management fees	108,146
Distribution and/or service fees
Class 2	7,340
Transfer agent fees
Class 1	7,377
Class 2	1,762
Administration fees	9,139
Compensation of board members	19,290
Custodian fees	4,372
Printing and postage fees	24,689
Professional fees	23,107
Other	1,597
Total expenses	206,819
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(78,049)
Total net expenses	128,770
Net investment income	44,514
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(124,371)
Net realized loss	(124,371)
Net change in unrealized appreciation (depreciation) on:
Investments	2,173,516
Net change in unrealized appreciation (depreciation)	2,173,516
Net realized and unrealized gain	2,049,145
Net increase in net assets resulting from operations	$2,093,659

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia Variable Portfolio — Select Large Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations
Net investment income (loss)	$44,514	$(30,757)
Net realized gain (loss)	(124,371)	635,411
Net change in unrealized appreciation (depreciation)	2,173,516	(750,155)
Net increase (decrease) in net assets resulting from operations	2,093,659	(145,501)
Distributions to shareholders
Net investment income
Class 1	(47,381)	—
Net realized gains
Class 1	(17,991)	(113,059)
Class 2	(4,356)	(112,909)
Total distributions to shareholders	(69,728)	(225,968)
Increase (decrease) in net assets from capital stock activity	30,262,982	225,968
Total increase (decrease) in net assets	32,286,913	(145,501)
Net assets at beginning of year	5,264,731	5,410,232
Net assets at end of year	$37,551,644	$5,264,731
Excess of distributions over net investment income	$(8,335)	$(5,671)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	2,634,904	30,772,393	—	—
Distributions reinvested	5,570	65,372	10,934	113,059
Redemptions	(50,674)	(579,139)	—	—
Net increase	2,589,800	30,258,626	10,934	113,059
Class 2 shares
Distributions reinvested	389	4,356	11,016	112,909
Net increase	389	4,356	11,016	112,909
Total net increase	2,590,189	30,262,982	21,950	225,968

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia Variable Portfolio — Select Large Cap Growth Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012	2011		2010		2009		2008(a)
Per share data
Net asset value, beginning of period	$10.48	$11.24		$9.00		$6.13		$10.00
Income from investment operations:
Net investment income (loss)	0.05	(0.05)		(0.05)		(0.01)		0.00	(b)
Net realized and unrealized gain (loss)	1.64	(0.24)		2.29		2.88		(3.87)
Total from investment operations	1.69	(0.29)		2.24		2.87		(3.87)
Less distributions to shareholders:
Net investment income	(0.01)	—		—		(0.00	)(b)	—
Net realized gains	(0.02)	(0.47)		—		—		—
Total distributions to shareholders	(0.03)	(0.47)		—		(0.00	)(b)	—
Net asset value, end of period	$12.14	$10.48		$11.24		$9.00		$6.13
Total return	16.18%	(2.54%)		24.89%		46.87%		(38.70%)
Ratios to average net assets(c)
Total gross expenses	1.24%	2.56%		3.54%		4.56%		7.64	%(d)
Total net expenses(e)	0.80%	0.86	%(f)	0.85	%(f)	0.85	%(f)	0.85	%(d)(f)
Net investment income (loss)	0.44%	(0.42%)		(0.40%)		(0.15%)		0.08	%(d)
Supplemental data
Net assets, end of period (in thousands)	$34,514	$2,645		$2,715		$2,252		$1,533
Portfolio turnover	31%	75%		87%		46%		31%

Notes to Financial Highlights

(a)  For the period from September 2, 2008 (commencement of operations) to December 31, 2008.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Variable Portfolio — Select Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2012	2011		2010		2009		2008(a)
Per share data
Net asset value, beginning of period	$10.39	$11.18		$8.97		$6.13		$10.00
Income from investment operations:
Net investment loss	(0.04)	(0.08)		(0.07)		(0.03)		(0.00	)(b)
Net realized and unrealized gain (loss)	1.70	(0.24)		2.28		2.87		(3.87)
Total from investment operations	1.66	(0.32)		2.21		2.84		(3.87)
Less distributions to shareholders:
Net investment income	—	—		—		(0.00	)(b)	—
Net realized gains	(0.02)	(0.47)		—		—		—
Total distributions to shareholders	(0.02)	(0.47)		—		(0.00	)(b)	—
Net asset value, end of period	$12.03	$10.39		$11.18		$8.97		$6.13
Total return	15.96%	(2.82%)		24.64%		46.35%		(38.70%)
Ratios to average net assets(c)
Total gross expenses	1.87%	2.81%		3.79%		4.81%		7.89	%(d)
Total net expenses(e)	1.06%	1.11	%(f)	1.10	%(f)	1.10	%(f)	1.10	%(d)(f)
Net investment loss	(0.34%)	(0.67%)		(0.65%)		(0.40%)		(0.17	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$3,038	$2,620		$2,696		$2,244		$1,532
Portfolio turnover	31%	75%		87%		46%		31%

Notes to Financial Highlights

(a)  For the period from September 2, 2008 (commencement of operations) to December 31, 2008.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia Variable Portfolio — Select Large Cap Growth Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Select Large Cap Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

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17

Columbia Variable Portfolio — Select Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2012 was 0.71% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee

Annual Report 2012
18

Columbia Variable Portfolio — Select Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

rate for the year ended December 31, 2012 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the

Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	0.79%
Class 2	1.04

Prior to May 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	0.86%
Class 2	1.11

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses and Trustees' deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the

Annual Report 2012
19

Columbia Variable Portfolio — Select Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$203
Accumulated net realized loss	6,289
Paid-in capital	(6,492)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2012	2011
Ordinary income	$47,382	$—
Long-term capital gains	22,346	225,968
Total	$69,728	$225,968

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Accumulated realized loss	(192,573)
Unrealized appreciation	2,513,321

At December 31, 2012, the cost of investments for federal income tax purposes was $35,501,224 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$2,679,779
Unrealized depreciation	(166,458)
Net unrealized appreciation	$2,513,321

The following capital loss carryforward, determined at December 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	192,573

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $33,183,604 and $4,637,615, respectively, for the year ended December 31, 2012.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2012, affiliated shareholder accounts owned 100.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Note 9. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Annual Report 2012
20

Columbia Variable Portfolio — Select Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

Consumer Discretionary Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the consumer discretionary sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Health Care Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the health care sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Information Technology Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the information technology sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
21

Columbia Variable Portfolio — Select Large Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Select Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Select Large Cap Growth Fund (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2013

Annual Report 2012
22

Columbia Variable Portfolio — Select Large Cap Growth Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2012.

Tax Designations:

Dividends Received Deduction	100.00%

Dividend Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividend received deduction.

Annual Report 2012
23

Columbia Variable Portfolio — Select Large Cap Growth Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

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Columbia Variable Portfolio — Select Large Cap Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

President, Columbia Management Investment Advisers, LLC February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
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Columbia Variable Portfolio — Select Large Cap Growth Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008).

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

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28

Columbia Variable Portfolio — Select Large Cap Growth Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
29

Columbia Variable Portfolio — Select Large Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1526 C (3/13)

Annual Report

December 31, 2012

Columbia Variable Portfolio — Small Cap Value Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Small Cap Value Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	27
Federal Income Tax Information	28
Trustees and Officers	29
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Variable Portfolio — Small Cap Value Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Small Cap Value Fund (the Fund) Class 1 shares returned 11.40% for the 12-month period that ended December 31, 2012.

>  The Fund underperformed its benchmark, the Russell 2000 Value Index, which returned 18.05% for the same time period.

>  The Fund's relative performance was affected by its positioning in high quality stocks with strong balance sheets and cash flow growth. During the year, lower quality stocks drove performance in the small capitalization range.

Average Annual Total Returns (%) (for period ended December 31, 2012)

	Inception	1 Year	5 Years	10 Years
Class 1	05/19/98	11.40	3.65	9.69
Class 2	06/01/00	11.25	3.47	9.52
Russell 2000 Value Index		18.05	3.55	9.50

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia Variable Portfolio — Small Cap Value Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2003 – December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 1 shares of Columbia Variable Portfolio — Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012
3

Columbia Variable Portfolio — Small Cap Value Fund

Manager Discussion of Fund Performance

For the 12-month period that ended December 31, 2012, the Fund's Class 1 shares returned 11.40%. The Fund underperformed its benchmark, the Russell 2000 Value Index, which returned 18.05% for the same time period. The Fund's relative performance was affected by its positioning in high quality stocks with strong balance sheets and cash flow growth. During the year, lower quality stocks drove performance in the small capitalization range. In particular, stock selection in the financials, consumer discretionary and industrials sectors of the market hurt the Fund's relative returns. This underperformance was partially offset by strong results in the technology and health care sectors. An underweight to underperforming utility stocks also helped.

Positioning Hurt Relative Returns

In a market environment that favored riskier stocks, an emphasis on higher quality names restrained Fund performance. Stock selection in three sectors — financials, consumer discretionary, and industrials — detracted the most from overall performance. An underweight allocation to real estate investment trusts (REITs) hurt, as REIT stocks benefited from declining interest rates. Holdings in the thrift, mortgage finance and capital markets subsectors disappointed, despite positive business results. Capital markets operator INTL FC Stone declined in value following a competitor's bankruptcy.

In the consumer discretionary area, an underweight position in homebuilders hurt. We continue to believe the market has overestimated the pace of recovery in homebuilding, and these stocks remain unattractive based on balance sheet fundamentals. Specialty retailers HH Gregg Appliances and Radio Shack also hurt. We exited these stocks due to continued competitive industry pressures. We retained a position in two underperforming consumer stocks: Rent-a-Center, which saw a pause in its stock price despite positive results, and Finish Line, which was hurt by a misperception that the running trend in athletic shoe purchases is over.

Within industrials, the Fund was hurt by not owning a benchmark name in commercial services and supplies, which saw strong performance upon its conversion to a REIT. Other detractors included business printer Consolidated Graphics and Acco Brands, a supplier of branded office products. Slowing print trends and the underperformance of a major competitor hurt the former, while the latter was affected by a slower than anticipated back-to-school season.

Technology and Health Care Names Aided Results

Among positive contributors was semiconductor chip maker Cymer, which was acquired by a European conglomerate at an attractive premium. Significant cash flow generation helped new holding First Solar. Top health care performers included two firms that were acquired by European concerns: Kensey Nash and Lincare. We sold medical sterilization company Cantel Medical when it reached our price target. Disposable medical connection maker ICU Medical benefited from increased use of IVs. An underweight in utilities also helped when that sector underperformed the benchmark.

Positioned to Benefit from Slow Economic Growth

The U.S. economy has been growing at a slow pace, and we currently do not envision that will change in 2013. We remain focused on finding high quality names that we believe will be rewarded by the market over longer periods. Going

Portfolio Management

Jeremy Javidi, CFA

John Barrett, CFA

Top Ten Holdings (%) (at December 31, 2012)
Rent-A-Center, Inc.	1.0
OM Group, Inc.	1.0
Greif, Inc., Class A	0.9
Colonial Properties Trust	0.9
Helix Energy Solutions Group, Inc.	0.8
Hancock Holding Co.	0.8
Fresh Del Monte Produce, Inc.	0.8
IDACORP, Inc.	0.8
Minerals Technologies, Inc.	0.8
Argo Group International Holdings Ltd.	0.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012
4

Columbia Variable Portfolio — Small Cap Value Fund

Manager Discussion of Fund Performance (continued)

forward, we are focused on finding quality stocks at attractive prices with growing cash flow and strong balance sheets that can benefit from a slow growth environment. In particular, we are seeking stocks that meet our criteria in the health care, industrial and energy sectors. The energy sector offers attractive valuations due to its recent underperformance, and we believe the sector can benefit from a stabilization of energy prices. We currently continue to emphasize health care names which are benefiting from the aging Baby Boom generation, increasing use of medical care and more advanced care techniques. We have also identified several opportunities among undervalued industrials. We continue to limit the portfolio's exposure to REIT and specialty finance stocks because of high valuations in those areas. We also presently maintain an underweight position in consumer discretionary stocks and utilities, although we have slightly increased our exposure to the latter.

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	98.9
Consumer Discretionary	11.0
Consumer Staples	3.2
Energy	8.4
Financials	30.4
Health Care	7.0
Industrials	15.4
Information Technology	11.7
Materials	6.0
Telecommunication Services	1.4
Utilities	4.4
Exchange-Traded Funds	0.4
Money Market Funds	0.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2012
5

Columbia Variable Portfolio — Small Cap Value Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,080.70	1,020.83	4.63	4.49	0.88
Class 2	1,000.00	1,000.00	1,079.10	1,020.07	5.41	5.26	1.03

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
6

Columbia Variable Portfolio — Small Cap Value Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 99.1%

Issuer	Shares	Value ($)
Consumer Discretionary 11.1%
Auto Components 1.6%
Cooper Tire & Rubber Co.	83,660	2,121,617
Dana Holding Corp.	135,936	2,121,961
Gentherm, Inc.(a)	70,669	939,898
Total		5,183,476
Diversified Consumer Services 0.5%
Lincoln Educational Services Corp.	132,195	738,970
Universal Technical Institute, Inc.	67,641	679,116
Total		1,418,086
Hotels, Restaurants & Leisure 1.3%
Life Time Fitness, Inc.(a)	30,800	1,515,668
Red Robin Gourmet Burgers, Inc.(a)	35,024	1,235,997
WMS Industries, Inc.(a)	85,270	1,492,225
Total		4,243,890
Household Durables 0.3%
Cavco Industries, Inc.(a)	20,467	1,022,941
Specialty Retail 5.4%
Aaron's, Inc.	59,090	1,671,065
Casual Male Retail Group, Inc.(a)	178,920	751,464
Finish Line, Inc., Class A (The)	97,370	1,843,214
GameStop Corp., Class A	69,626	1,746,916
Haverty Furniture Companies, Inc.	34,480	562,369
HOT Topic, Inc.	80,510	776,921
Men's Wearhouse, Inc. (The)	70,741	2,204,290
Pier 1 Imports, Inc.	88,530	1,770,600
Rent-A-Center, Inc.	93,846	3,224,549
Shoe Carnival, Inc.	57,795	1,184,220
Stage Stores, Inc.	55,253	1,369,169
Total		17,104,777
Textiles, Apparel & Luxury Goods 2.0%
Crocs, Inc.(a)	106,150	1,527,498
Deckers Outdoor Corp.(a)	38,110	1,534,690
G-III Apparel Group Ltd.(a)	39,690	1,358,589
Steven Madden Ltd.(a)	45,480	1,922,439
Total		6,343,216
Total Consumer Discretionary		35,316,386

Common Stocks (continued)

Issuer	Shares	Value ($)
Consumer Staples 3.2%
Food & Staples Retailing 1.3%
Andersons, Inc. (The)	28,850	1,237,665
Harris Teeter Supermarkets, Inc.	46,220	1,782,243
Spartan Stores, Inc.	67,217	1,032,453
Total		4,052,361
Food Products 1.6%
Chiquita Brands International, Inc.(a)	108,500	895,125
Darling International, Inc.(a)	108,310	1,737,293
Fresh Del Monte Produce, Inc.	99,529	2,622,589
Total		5,255,007
Personal Products 0.3%
Inter Parfums, Inc.	53,052	1,032,392
Total Consumer Staples		10,339,760
Energy 8.4%
Energy Equipment & Services 4.6%
Dawson Geophysical Co.(a)	38,105	1,005,210
Gulf Island Fabrication, Inc.	33,942	815,626
Helix Energy Solutions Group, Inc.(a)	127,910	2,640,062
Matrix Service Co.(a)	81,241	934,272
Newpark Resources, Inc.(a)	144,711	1,135,981
Patterson-UTI Energy, Inc.	106,830	1,990,243
RPC, Inc.	102,494	1,254,527
Tesco Corp.(a)	78,520	894,343
Tetra Technologies, Inc.(a)	129,196	980,598
TGC Industries, Inc.	120,091	983,545
Tidewater, Inc.	41,793	1,867,311
Total		14,501,718
Oil, Gas & Consumable Fuels 3.8%
Bill Barrett Corp.(a)	77,180	1,373,032
Cloud Peak Energy, Inc.(a)	98,220	1,898,592
Energy XXI Bermuda Ltd.	63,420	2,041,490
Gulfport Energy Corp.(a)	49,549	1,893,763
Rex Energy Corp.(a)	73,510	957,100
Stone Energy Corp.(a)	84,102	1,725,773
VAALCO Energy, Inc.(a)	165,260	1,429,499
Western Refining, Inc.	33,330	939,573
Total		12,258,822
Total Energy		26,760,540

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia Variable Portfolio — Small Cap Value Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Financials 30.5%
Capital Markets 0.6%
GFI Group, Inc.	231,937	751,476
INTL FCStone, Inc.(a)	66,645	1,160,290
Total		1,911,766
Commercial Banks 9.8%
Ameris Bancorp(a)	132,149	1,650,541
BancFirst Corp.	24,012	1,017,148
BankUnited, Inc.	59,688	1,458,775
Banner Corp.	26,320	808,814
Bryn Mawr Bank Corp.	68,001	1,514,382
Chemical Financial Corp.	82,959	1,971,106
Columbia Banking System, Inc.	78,058	1,400,360
Community Trust Bancorp, Inc.	48,949	1,604,548
First Citizens BancShares Inc., Class A	6,738	1,101,663
First Commonwealth Financial Corp.	254,858	1,738,132
First Financial Corp.	61,049	1,846,122
FirstMerit Corp.	155,600	2,207,964
Glacier Bancorp, Inc.	122,190	1,797,415
Hancock Holding Co.	82,864	2,630,103
Investors Bancorp, Inc.	91,143	1,620,523
Merchants Bancshares, Inc.	48,249	1,291,626
Northrim BanCorp, Inc.	66,880	1,514,832
Union First Market Bankshares Corp.	47,550	749,863
West Coast Bancorp	50,752	1,124,157
Wintrust Financial Corp.	62,957	2,310,522
Total		31,358,596
Consumer Finance 0.5%
Cash America International, Inc.	42,369	1,680,778
Diversified Financial Services 0.3%
Pico Holdings, Inc.(a)	38,371	777,780
Insurance 7.6%
Allied World Assurance Co. Holdings AG	23,250	1,832,100
American Equity Investment Life Holding Co.	79,320	968,497
American Safety Insurance Holdings Ltd.(a)	77,546	1,467,170
Argo Group International Holdings Ltd.	75,030	2,520,258
Baldwin & Lyons, Inc., Class B	58,850	1,404,161
EMC Insurance Group, Inc.	59,342	1,417,087
Endurance Specialty Holdings Ltd.	41,600	1,651,104

Common Stocks (continued)

Issuer	Shares	Value ($)
FBL Financial Group, Inc., Class A	28,007	958,119
Hanover Insurance Group, Inc. (The)	46,200	1,789,788
Horace Mann Educators Corp.	81,968	1,636,081
Kemper Corp.	46,155	1,361,573
National Western Life Insurance Co., Class A	6,648	1,048,656
Navigators Group, Inc. (The)(a)	29,075	1,484,860
Safety Insurance Group, Inc.	31,306	1,445,398
Symetra Financial Corp.	134,695	1,748,341
United Fire Group, Inc.	62,950	1,374,828
Total		24,108,021
Real Estate Investment Trusts (REITs) 7.3%
Associated Estates Realty Corp.	83,239	1,341,813
Campus Crest Communities, Inc.	89,460	1,096,780
Chesapeake Lodging Trust	113,507	2,370,026
Colonial Properties Trust	133,030	2,842,851
Cousins Properties, Inc.	253,890	2,119,982
National Health Investors, Inc.	35,037	1,980,642
Piedmont Office Realty Trust, Inc., Class A	124,300	2,243,615
Potlatch Corp.	60,379	2,366,253
Sabra Health Care REIT, Inc.	70,070	1,521,920
Starwood Property Trust, Inc.	61,439	1,410,639
Sunstone Hotel Investors, Inc.(a)	230,906	2,473,003
Terreno Realty Corp.	104,817	1,618,374
Total		23,385,898
Thrifts & Mortgage Finance 4.4%
Bank Mutual Corp.	245,241	1,054,536
BankFinancial Corp.	135,468	1,005,173
Beneficial Mutual Bancorp, Inc.(a)	190,905	1,813,597
Brookline Bancorp, Inc.	164,962	1,402,177
ESSA Bancorp, Inc.	85,927	935,745
Home Federal Bancorp, Inc.	112,990	1,404,466
Northfield Bancorp, Inc.	61,758	941,809
Provident New York Bancorp	101,530	945,244
TrustCo Bank Corp.	105,742	558,318
United Financial Bancorp, Inc.	65,112	1,023,561
Washington Federal, Inc.	131,310	2,215,200
WSFS Financial Corp.	18,515	782,259
Total		14,082,085
Total Financials		97,304,924

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia Variable Portfolio — Small Cap Value Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care 7.0%
Biotechnology 0.2%
Dynavax Technologies Corp.(a)	205,245	587,001
Health Care Equipment & Supplies 2.2%
Angiodynamics, Inc.(a)	92,055	1,011,684
CONMED Corp.	62,530	1,747,713
ICU Medical, Inc.(a)	30,830	1,878,472
Orthofix International NV(a)	28,897	1,136,519
Quidel Corp.(a)	66,253	1,236,944
Total		7,011,332
Health Care Providers & Services 2.3%
Amsurg Corp.(a)	43,751	1,312,967
Centene Corp.(a)	39,640	1,625,240
Magellan Health Services, Inc.(a)	38,320	1,877,680
Molina Healthcare, Inc.(a)	52,710	1,426,333
Triple-S Management Corp., Class B(a)	50,074	924,867
Total		7,167,087
Pharmaceuticals 2.3%
Impax Laboratories, Inc.(a)	78,010	1,598,425
Jazz Pharmaceuticals PLC(a)	40,100	2,133,320
Questcor Pharmaceuticals, Inc.	46,770	1,249,694
Supernus Pharmaceuticals, Inc.(a)	64,817	464,738
Viropharma, Inc.(a)	89,390	2,034,517
Total		7,480,694
Total Health Care		22,246,114
Industrials 15.4%
Aerospace & Defense 0.9%
AAR Corp.	54,275	1,013,857
Curtiss-Wright Corp.	55,040	1,806,963
Total		2,820,820
Building Products 0.4%
Universal Forest Products, Inc.	38,020	1,446,281
Commercial Services & Supplies 2.1%
ABM Industries, Inc.	63,850	1,273,807
ACCO Brands Corp.(a)	190,011	1,394,681
Consolidated Graphics, Inc.(a)	29,226	1,020,572
Ennis, Inc.	50,692	784,205
Unifirst Corp.	30,760	2,255,323
Total		6,728,588

Common Stocks (continued)

Issuer	Shares	Value ($)
Construction & Engineering 1.1%
Comfort Systems U.S.A., Inc.	83,013	1,009,438
KHD Humboldt Wedag International AG	69,805	432,225
Layne Christensen Co.(a)	36,292	880,807
Pike Electric Corp.(a)	37,373	356,912
Sterling Construction Co., Inc.(a)	69,076	686,615
Total		3,365,997
Electrical Equipment 2.9%
Belden, Inc.	48,638	2,188,224
Brady Corp., Class A	66,900	2,234,460
EnerSys, Inc.(a)	52,432	1,973,016
GrafTech International Ltd.(a)	171,479	1,610,188
Powell Industries, Inc.(a)	27,885	1,158,064
Total		9,163,952
Machinery 6.3%
Albany International Corp., Class A	61,031	1,384,183
Altra Holdings, Inc.	49,187	1,084,573
Astec Industries, Inc.(a)	41,279	1,375,829
Briggs & Stratton Corp.	80,281	1,692,324
CIRCOR International, Inc.	36,280	1,436,325
Dynamic Materials Corp.	41,087	571,109
EnPro Industries, Inc.(a)	33,696	1,378,166
FreightCar America, Inc.	37,761	846,602
Gorman-Rupp Co.	19,780	590,037
Harsco Corp.	55,044	1,293,534
ITT Corp.	76,810	1,801,963
Kadant, Inc.(a)	40,776	1,080,972
LB Foster Co., Class A	35,069	1,523,397
Mueller Industries, Inc.	37,584	1,880,328
Titan International, Inc.	65,310	1,418,533
Twin Disc, Inc.	49,268	858,741
Total		20,216,616
Professional Services 0.4%
Korn/Ferry International(a)	76,224	1,208,913
Road & Rail 1.0%
Heartland Express, Inc.	105,533	1,379,316
Werner Enterprises, Inc.	88,908	1,926,637
Total		3,305,953

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia Variable Portfolio — Small Cap Value Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Trading Companies & Distributors 0.3%
Kaman Corp.	29,411	1,082,325
Total Industrials		49,339,445
Information Technology 11.7%
Communications Equipment 0.6%
Emulex Corp.(a)	131,410	959,293
Symmetricom, Inc.(a)	160,136	923,985
Total		1,883,278
Computers & Peripherals 0.5%
QLogic Corp.(a)	166,340	1,618,488
Electronic Equipment, Instruments & Components 1.6%
Electro Scientific Industries, Inc.	81,893	814,835
GSI Group, Inc.(a)	85,445	739,954
Littelfuse, Inc.	32,910	2,030,876
MTS Systems Corp.	30,309	1,543,637
Total		5,129,302
Internet Software & Services 1.3%
j2 Global, Inc.	65,246	1,995,223
Monster Worldwide, Inc.(a)	146,620	824,004
ValueClick, Inc.(a)	68,790	1,335,214
Total		4,154,441
IT Services 1.8%
Acxiom Corp.(a)	124,895	2,180,667
Global Cash Access Holdings, Inc.(a)	111,603	874,967
MoneyGram International, Inc.(a)	95,795	1,273,116
TeleTech Holdings, Inc.(a)	76,870	1,368,286
Total		5,697,036
Semiconductors & Semiconductor Equipment 4.9%
ATMI, Inc.(a)	57,775	1,206,342
Cabot Microelectronics Corp.	21,092	748,977
Cypress Semiconductor Corp.	127,020	1,376,897
Entegris, Inc.(a)	229,390	2,105,800
First Solar, Inc.(a)	42,200	1,303,136
Integrated Device Technology, Inc.(a)	214,030	1,562,419
MKS Instruments, Inc.	78,725	2,029,530
Silicon Laboratories, Inc.(a)	49,000	2,048,690
Teradyne, Inc.(a)	96,880	1,636,303
Tessera Technologies, Inc.	93,537	1,535,878
Total		15,553,972

Common Stocks (continued)

Issuer	Shares	Value ($)
Software 1.0%
Parametric Technology Corp.(a)	70,725	1,592,020
Progress Software Corp.(a)	78,691	1,651,724
Total		3,243,744
Total Information Technology		37,280,261
Materials 6.0%
Chemicals 3.0%
A. Schulman, Inc.	52,790	1,527,215
Chemtura Corp.(a)	116,890	2,485,081
Minerals Technologies, Inc.	63,160	2,521,347
OM Group, Inc.(a)	143,447	3,184,524
Total		9,718,167
Containers & Packaging 1.2%
Greif, Inc., Class A	65,889	2,932,060
Greif, Inc., Class B	14,883	721,677
Total		3,653,737
Metals & Mining 1.1%
Coeur d'Alene Mines Corp.(a)	85,612	2,106,055
Olympic Steel, Inc.	59,766	1,323,219
Total		3,429,274
Paper & Forest Products 0.7%
Buckeye Technologies, Inc.	40,808	1,171,598
Wausau Paper Corp.	124,919	1,081,798
Total		2,253,396
Total Materials		19,054,574
Telecommunication Services 1.4%
Diversified Telecommunication Services 0.9%
Cbeyond, Inc.(a)	130,893	1,183,273
Lumos Networks Corp.	61,691	618,144
Neutral Tandem, Inc.(a)	179,293	460,783
Warwick Valley Telephone Co.	72,214	747,415
Total		3,009,615
Wireless Telecommunication Services 0.5%
NTELOS Holdings Corp.	44,831	587,734
Shenandoah Telecommunications Co.	66,828	1,023,137
Total		1,610,871
Total Telecommunication Services		4,620,486

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia Variable Portfolio — Small Cap Value Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Utilities 4.4%
Electric Utilities 3.0%
Allete, Inc.	59,419	2,434,990
IDACORP, Inc.	59,680	2,587,128
MGE Energy, Inc.	40,697	2,073,512
Portland General Electric Co.	91,005	2,489,897
Total		9,585,527
Gas Utilities 1.4%
Laclede Group, Inc. (The)	53,091	2,049,844
Southwest Gas Corp.	57,671	2,445,827
Total		4,495,671
Total Utilities		14,081,198
Total Common Stocks (Cost: $306,994,325)		316,343,688

Exchange-Traded Funds 0.3%

	Shares	Value ($)
iShares Russell 2000 Value Index Fund	14,940	1,128,120
Total Exchange-Traded Funds (Cost: $1,085,700)		1,128,120

Money Market Funds 0.7%

Columbia Short-Term Cash Fund, 0.142%(b)(c)	2,182,116	2,182,116
Total Money Market Funds (Cost: $2,182,116)		2,182,116
Total Investments (Cost: $310,262,141)		319,653,924
Other Assets & Liabilities, Net		(458,812)
Net Assets		319,195,112

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	—	52,419,067	(50,236,951)	—	2,182,116	2,404	2,182,116

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia Variable Portfolio — Small Cap Value Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia Variable Portfolio — Small Cap Value Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	35,316,386	—	—	35,316,386
Consumer Staples	10,339,760	—	—	10,339,760
Energy	26,760,540	—	—	26,760,540
Financials	97,304,924	—	—	97,304,924
Health Care	22,246,114	—	—	22,246,114
Industrials	48,907,220	432,225	—	49,339,445
Information Technology	37,280,261	—	—	37,280,261
Materials	19,054,574	—	—	19,054,574
Telecommunication Services	4,620,486	—	—	4,620,486
Utilities	14,081,198	—	—	14,081,198
Exchange-Traded Funds	1,128,120	—	—	1,128,120
Total Equity Securities	317,039,583	432,225	—	317,471,808
Other
Money Market Funds	2,182,116	—	—	2,182,116
Total Other	2,182,116	—	—	2,182,116
Total	319,221,699	432,225	—	319,653,924

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia Variable Portfolio — Small Cap Value Fund

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments, at value
Unaffiliated issuers (identified cost $308,080,025)	$317,471,808
Affiliated issuers (identified cost $2,182,116)	2,182,116
Total investments (identified cost $310,262,141)	319,653,924
Receivable for:
Investments sold	974,221
Capital shares sold	330,368
Dividends	281,231
Reclaims	112
Expense reimbursement due from Investment Manager	77,241
Prepaid expenses	2,735
Trustees' deferred compensation plan	39,809
Total assets	321,359,641
Liabilities
Payable for:
Investments purchased	1,663,236
Capital shares purchased	80,109
Investment management fees	209,297
Distribution and/or service fees	61,958
Transfer agent fees	15,896
Administration fees	21,195
Compensation of board members	239
Chief compliance officer expenses	66
Other expenses	72,724
Trustees' deferred compensation plan	39,809
Total liabilities	2,164,529
Net assets applicable to outstanding capital stock	$319,195,112
Represented by
Paid-in capital	$309,081,975
Undistributed net investment income	3,372,093
Accumulated net realized loss	(2,650,741)
Unrealized appreciation (depreciation) on:
Investments	9,391,783
Foreign currency translations	2
Total — representing net assets applicable to outstanding capital stock	$319,195,112

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia Variable Portfolio — Small Cap Value Fund

Statement of Assets and Liabilities (continued)

December 31, 2012

Class 1
Net assets	$20,532,087
Shares outstanding	1,332,522
Net asset value per share	$15.41
Class 2
Net assets	$298,663,025
Shares outstanding	19,442,320
Net asset value per share	$15.36

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia Variable Portfolio — Small Cap Value Fund

Statement of Operations

Year Ended December 31, 2012

Net investment income
Income:
Dividends — unaffiliated issuers	$5,890,241
Dividends — affiliated issuers	2,404
Interest	1,435
Income from securities lending — net	93,254
Foreign taxes withheld	(179)
Total income	5,987,155
Expenses:
Investment management fees	2,411,918
Distribution and/or service fees
Class 2	707,310
Transfer agent fees
Class 1	13,429
Class 2	169,750
Administration fees	244,246
Compensation of board members	28,541
Custodian fees	29,701
Printing and postage fees	113,980
Professional fees	27,660
Chief compliance officer expenses	218
Other	8,417
Total expenses	3,755,170
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(644,017)
Total net expenses	3,111,153
Net investment income	2,876,002
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(2,463,510)
Foreign currency translations	(76)
Net realized loss	(2,463,586)
Net change in unrealized appreciation (depreciation) on:
Investments	32,482,484
Foreign currency translations	2
Net change in unrealized appreciation (depreciation)	32,482,486
Net realized and unrealized gain	30,018,900
Net increase in net assets resulting from operations	$32,894,902

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia Variable Portfolio — Small Cap Value Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations
Net investment income	$2,876,002	$1,910,727
Net realized gain (loss)	(2,463,586)	18,218,029
Net change in unrealized appreciation (depreciation)	32,482,486	(38,777,364)
Net increase (decrease) in net assets resulting from operations	32,894,902	(18,648,608)
Distributions to shareholders
Net investment income
Class 1	(92,472)	(273,258)
Class 2	(812,331)	(2,467,512)
Net realized gains
Class 1	(957,894)	(2,997,112)
Class 2	(13,057,096)	(30,090,661)
Total distributions to shareholders	(14,919,793)	(35,828,543)
Increase (decrease) in net assets from capital stock activity	9,989,516	22,578,988
Total increase (decrease) in net assets	27,964,625	(31,898,163)
Net assets at beginning of year	291,230,487	323,128,650
Net assets at end of year	$319,195,112	$291,230,487
Undistributed net investment income	$3,372,093	$1,454,759

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia Variable Portfolio — Small Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	122,293	1,852,356	189,593	2,913,927
Distributions reinvested	74,126	1,050,365	210,043	3,270,370
Redemptions	(581,889)	(9,007,152)	(366,352)	(5,753,027)
Net increase (decrease)	(385,470)	(6,104,431)	33,284	431,270
Class 2 shares
Subscriptions	2,413,047	36,162,495	2,086,024	32,820,780
Distributions reinvested	980,865	13,869,426	2,096,470	32,558,173
Redemptions	(2,257,004)	(33,937,974)	(2,665,419)	(43,231,235)
Net increase	1,136,908	16,093,947	1,517,075	22,147,718
Total net increase	751,438	9,989,516	1,550,359	22,578,988

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
18

Columbia Variable Portfolio — Small Cap Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012	2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$14.59	$17.53		$14.01		$11.35		$18.08
Income from investment operations:
Net investment income	0.16	0.12		0.13		0.12		0.17
Net realized and unrealized gain (loss)	1.44	(1.04)		3.58		2.70		(4.79)
Total from investment operations	1.60	(0.92)		3.71		2.82		(4.62)
Less distributions to shareholders:
Net investment income	(0.07)	(0.17)		(0.19)		(0.14)		(0.12)
Net realized gains	(0.71)	(1.85)		—		(0.02)		(1.99)
Total distributions to shareholders	(0.78)	(2.02)		(0.19)		(0.16)		(2.11)
Net asset value, end of period	$15.41	$14.59		$17.53		$14.01		$11.35
Total return	11.40%	(5.96%)		26.75%		25.16%		(28.02%)
Ratios to average net assets(a)(b)
Total gross expenses	1.00%	0.98	%(c)	0.93	%(c)	0.92%		0.89	%(c)
Total net expenses(d)	0.88%	0.90	%(c)	0.93	%(c)(e)(f)	0.92	%(f)	0.89	%(c)(f)
Net investment income	1.06%	0.76%		0.85%		0.99%		1.16%
Supplemental data
Net assets, end of period (in thousands)	$20,532	$25,058		$29,529		$23,538		$19,357
Portfolio turnover	49%	32%		39%		43%		48%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The Investment Manager reimbursed interest expense which had an impact of less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia Variable Portfolio — Small Cap Value Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2012	2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$14.54	$17.49		$13.98		$11.31		$18.01
Income from investment operations:
Net investment income	0.14	0.10		0.09		0.10		0.13
Net realized and unrealized gain (loss)	1.43	(1.04)		3.58		2.70		(4.77)
Total from investment operations	1.57	(0.94)		3.67		2.80		(4.64)
Less distributions to shareholders:
Net investment income	(0.04)	(0.16)		(0.16)		(0.11)		(0.07)
Net realized gains	(0.71)	(1.85)		—		(0.02)		(1.99)
Total distributions to shareholders	(0.75)	(2.01)		(0.16)		(0.13)		(2.06)
Net asset value, end of period	$15.36	$14.54		$17.49		$13.98		$11.31
Total return	11.25%	(6.13%)		26.46%		25.00%		(28.15%)
Ratios to average net assets(a)(b)
Total gross expenses	1.25%	1.23	%(c)	1.18	%(c)	1.17%		1.14	%(c)
Total net expenses(d)	1.03%	1.05	%(c)	1.10	%(c)(e)(f)	1.10	%(f)	1.10	%(c)(f)
Net investment income	0.93%	0.61%		0.61%		0.81%		0.83%
Supplemental data
Net assets, end of period (in thousands)	$298,663	$266,172		$293,600		$436,346		$314,060
Portfolio turnover	49%	32%		39%		43%		48%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The Investment Manager reimbursed interest expense which had an impact of less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
20

Columbia Variable Portfolio — Small Cap Value Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Small Cap Value Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded.

If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is

Annual Report 2012
21

Columbia Variable Portfolio — Small Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2012

due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2012
22

Columbia Variable Portfolio — Small Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2012

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2012 was 0.79% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2012 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges

Annual Report 2012
23

Columbia Variable Portfolio — Small Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2012

from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	0.88%
Class 2	1.03

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

In addition, the Distributor has voluntarily agreed to reimburse the Class 2 distribution fee in excess of 0.15% if the total annual Fund operating expenses applicable to Class 2 shares, including distribution fees, exceed the annual rate of 1.03% of the average daily net assets attributable to Class 2 shares. This arrangement may be modified or terminated by the Distributor at any time.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions, and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(53,865)
Accumulated net realized loss	$53,865

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2012	2011
Ordinary income	$2,634,395	$3,731,475
Long-term capital gains	12,285,398	32,097,068
Total	$14,919,793	$35,828,543

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,443,809
Accumulated realized loss	(2,481,019)
Unrealized appreciation	9,188,778

At December 31, 2012, the cost of investments for federal income tax purposes was $310,465,146 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$37,256,239
Unrealized depreciation	(28,067,461)
Net unrealized appreciation	$9,188,778

The following capital loss carryforward, determined at December 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
Unlimited long-term	$2,481,019
Total	$2,481,019

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Annual Report 2012
24

Columbia Variable Portfolio — Small Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2012

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $147,747,632 and $151,393,839, respectively, for the year ended December 31, 2012.

Note 6. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At December 31, 2012, three unaffiliated shareholder accounts owned an aggregate of 86.8% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Note 10. Significant Risks

Financial Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the financial sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil

Annual Report 2012
25

Columbia Variable Portfolio — Small Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2012

money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
26

Columbia Variable Portfolio — Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Small Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Small Cap Value Fund (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2013

Annual Report 2012
27

Columbia Variable Portfolio — Small Cap Value Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2012.

Tax Designations:

Dividends Received Deduction	82.14%

Dividend Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividend received deduction.

Annual Report 2012
28

Columbia Variable Portfolio — Small Cap Value Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
29

Columbia Variable Portfolio — Small Cap Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
30

Columbia Variable Portfolio — Small Cap Value Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008).

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
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Annual Report 2012
32

Columbia Variable Portfolio — Small Cap Value Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
33

Columbia Variable Portfolio — Small Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1501 C (3/13)

Annual Report

December 31, 2012

Columbia Variable Portfolio — Small Company Growth Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Small Company Growth Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers	26
Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Variable Portfolio — Small Company Growth Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Small Company Growth Fund (the Fund) Class 1 shares returned 12.00% for the 12-month period that ended December 31, 2012.

>  The Fund underperformed its benchmark, the Russell 2000 Growth Index, which returned 14.59% during the same time period.

>  Stock selection in the information technology, consumer discretionary, financials, consumer staples and energy sectors detracted from the Fund's performance, offsetting stronger results from industrials, health care and materials.

Average Annual Total Returns (%) (for period ended December 31, 2012)

	Inception	1 Year	5 Years	10 Years
Class 1	01/01/89	12.00	0.20	7.85
Class 2	06/01/00	11.71	-0.06	7.69
Russell 2000 Growth Index		14.59	3.49	9.80

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia Variable Portfolio — Small Company Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2003 – December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 1 shares of Columbia Variable Portfolio — Small Company Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012
3

Columbia Variable Portfolio — Small Company Growth Fund

Manager Discussion of Fund Performance

For the 12-month period that ended December 31, 2012, the Fund's Class 1 shares returned 12.00%. The Fund underperformed its benchmark, the Russell 2000 Growth Index, which returned 14.59% during the same time period. Stock selection in the information technology, consumer discretionary, financials, consumer staples and energy sectors detracted from the Fund's performance, offsetting stronger results from industrials, health care and materials.

Modest Economic Growth Inspires Investor Confidence

The U.S. economy expanded at a modest but sluggish pace in 2012. Job growth picked up but failed to reach a level that could drive unemployment significantly lower. Manufacturing activity stalled during the summer and again late in the year, a sign that the engine of this recovery had lost some steam. The housing market showed steady improvement throughout the year, but its contribution to growth was modest. A host of other factors weighed on the economy. Superstorm Sandy battered the Northeast in October, with damage estimated to exceed $65 billion. Europe's debt woes, economic slowdown in China and Congressional wrangling over the fiscal cliff of tax increases and spending cuts scheduled for year end all contributed to an uncertain environment. At the very last minute, Congress raised income, dividend, capital gains and estate taxes on the wealthiest Americans. However, it failed to produce meaningful spending cuts that would reduce the budget deficit or address the debt-ceiling limit that the federal government will reach early in 2013.

Despite these challenges, the financial markets rewarded investors who responded favorably to action by the U.S. Federal Reserve and the European Central Bank to shore up economic growth. U.S. and foreign stocks and the riskiest sectors of the fixed income markets all generated robust gains in 2012. Small-cap stocks modestly underperformed mid- and large-cap stocks, and growth stocks underperformed value stocks for the year.

Stock Selection Produced Mixed Results

In a year that was strong for the equity markets overall, stock selection generally accounted for the Fund's shortfall relative to the index. In the technology sector, an overweight relative to the index in Bankrate, a publisher, aggregator and distributor of personal finance content on the Internet, was the biggest detractor from relative performance. During the period the company lowered revenue and earnings guidance, substantially pointing to continued weakness with respect to the insurance lead generation business and a lack of improvement in approvals in credit card lead generation. We sold the stock during the period. In the consumer discretionary sector, we had more exposure than the index to Body Central, a retailer of young women's apparel and accessories operating retail stores under the Body Central and Body Shop banners, and also to mattress maker Tempur-Pedic International, which detracted from relative performance as both experienced disappointing quarterly earnings during the period and lowered guidance for 2013. We sold both stocks before the end of the period. Other detractors included IPC The Hospitalist, a provider of hospitalist services in the United States. Hospitalist medicine is organized around inpatient care, primarily delivered in hospitals, and is focused on providing, managing and coordinating the care of hospitalized patients. The company reported solid results and its guidance was in line with expectations, but productivity levels appear to be returning to historical norms, which could have a negative impact on gross margins going forward.

Portfolio Management

Wayne Collette, CFA

George Myers, CFA

Lawrence Lin, CFA

Brian Neigut

Top Ten Holdings (%) (at December 31, 2012)
Domino's Pizza, Inc.	1.9
Casey's General Stores, Inc.	1.8
Aspen Technology, Inc.	1.7
CommVault Systems, Inc.	1.7
Brookdale Senior Living, Inc.	1.5
Elizabeth Arden, Inc.	1.4
USG Corp.	1.4
Oasis Petroleum, Inc.	1.3
Align Technology, Inc.	1.3
Impax Laboratories, Inc.	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012
4

Columbia Variable Portfolio — Small Company Growth Fund

Manager Discussion of Fund Performance (continued)

By contrast, stocks in the industrials, health care and materials sectors were the biggest contributors to relative performance. In industrials, an overweight in wallboard and building materials manufacturer and distributor USG made it the top contributor to gains, as the company benefited from price increases, sustained housing improvement and tight wallboard supply conditions. Within the health care sector, the Fund had more exposure than the index to Onyx Pharmaceuticals and Catalyst Health Solutions, which bolstered the impact of their strong gains on relative performance. Onyx surged after the Food and Drug Administration announced support for a new cancer treatment medicine. This major step towards the drug's approval could be a significant boost to revenues and earnings and makes the company a very attractive takeover candidate. Catalyst Health Solutions is a full-service pharmacy benefit management company. The stock received a boost after SXC Health Solutions announced it planned to acquire the company at more than a 25% premium. The merger was completed in the period. In the materials sector, a position in Solutia, which was not included in the index, was the Fund's top contributor to relative performance. Solutia makes specialty chemicals used in automotive glass and tires and was the top contributor in the entire portfolio. The maker of specialty chemicals for automotive glass and tires, benefited from the resurgence in auto sales and was acquired by Eastman Chemical Company at a significant premium. In consumer discretionary, the Fund's extra emphasis on wood and laminate flooring retailer Lumber Liquidators Holdings, made it another top contributor to relative performance. The company benefited as investors sought "derivative plays" related to improvements in housing as well as accommodative monetary policy. Lumber Liquidators also instituted several growth initiatives aimed at delivering increased sales.

Looking Ahead

Entering 2013, the outlook on the U.S. economy remains mixed, at best. Factory orders were essentially flat at the end of 2012, as energy prices and the volatile aircraft market declined. Orders for non-defense capital goods, excluding aircraft, were up 2.6% in December 2012. Even though the U.S. economy has been adding an average of approximately 150,000 jobs each month over the past year, the unemployment rate remained at 7.8%, largely in line with expectations. The ISM (Institute for Supply Management) Services index, which measures the strength of the service-sector, rose to 56.1% in December, up from 54.7% in November. Economists had expected no change.

In addition to mixed economic news, the nation will likely face further wrangling in Washington. The last-minute agreement reached over the fiscal cliff resolved the tax half of the bargain, but did nothing to fix spending. As a result, Congress will likely be left to tackle spending cuts at the same time it negotiates an extension of U.S. borrowing limits. Against this backdrop, we believe that continued volatility is likely. Monetary policy remains accommodative, and there are signs that global growth is picking up, particularly in China. As a result, we are cautiously optimistic about 2013. We believe valuations are still reasonable, relative to history, even though equities are currently trading at levels considerably higher than they were one year ago. We believe that strong corporate balance sheets provide well-managed companies with opportunities to create shareholder value, and we plan to continue to adhere to our bottom-up, fundamental research process, seeking to identify companies that offer the potential for long-term value creation. In addition to pursuing strong performance, we remain keen on seeking to manage risk.

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	98.2
Consumer Discretionary	14.6
Consumer Staples	5.1
Energy	6.4
Financials	7.5
Health Care	22.5
Industrials	18.0
Information Technology	21.8
Materials	1.0
Telecommunication Services	0.6
Utilities	0.7
Warrants	0.0	(a)
Money Market Funds	1.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to less than 0.1%.

Annual Report 2012
5

Columbia Variable Portfolio — Small Company Growth Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,035.90	1,020.37	4.99	4.95	0.97
Class 2	1,000.00	1,000.00	1,034.20	1,019.11	6.27	6.23	1.22

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
6

Columbia Variable Portfolio — Small Company Growth Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 99.1%

Issuer	Shares	Value ($)
Consumer Discretionary 14.7%
Hotels, Restaurants & Leisure 4.6%
Buffalo Wild Wings, Inc.(a)	2,245	163,481
Domino's Pizza, Inc.	14,089	613,576
Life Time Fitness, Inc.(a)	7,544	371,240
Six Flags Entertainment Corp.	6,358	389,109
Total		1,537,406
Household Durables 0.3%
Harman International Industries, Inc.	2,545	113,609
Internet & Catalog Retail 0.4%
HomeAway, Inc.(a)	5,895	129,690
Leisure Equipment & Products 0.4%
Brunswick Corp.	4,790	139,341
Media 0.5%
National CineMedia, Inc.	10,499	148,351
Specialty Retail 7.3%
Asbury Automotive Group, Inc.(a)	7,224	231,385
Cabela's, Inc.(a)	3,890	162,408
Conn's, Inc.(a)	5,265	161,530
GameStop Corp., Class A	1,856	46,567
GNC Holdings, Inc., Class A	6,534	217,452
Lumber Liquidators Holdings, Inc.(a)	4,392	232,029
Pier 1 Imports, Inc.	15,660	313,200
Rent-A-Center, Inc.	6,543	224,817
Select Comfort Corp.(a)	7,683	201,064
Tile Shop Holdings, Inc.(a)	20,654	347,607
Vitamin Shoppe, Inc.(a)	4,667	267,699
Total		2,405,758
Textiles, Apparel & Luxury Goods 1.2%
Tumi Holdings, Inc.(a)	12,116	252,619
Vera Bradley, Inc.(a)	5,632	141,363
Total		393,982
Total Consumer Discretionary		4,868,137
Consumer Staples 5.1%
Food & Staples Retailing 3.2%
Casey's General Stores, Inc.	11,307	600,402
Fresh Market, Inc. (The)(a)	4,978	239,392
Harris Teeter Supermarkets, Inc.	6,017	232,015
Total		1,071,809

Common Stocks (continued)

Issuer	Shares	Value ($)
Food Products 0.5%
Hain Celestial Group, Inc. (The)(a)	2,804	152,033
Personal Products 1.4%
Elizabeth Arden, Inc.(a)	10,516	473,325
Total Consumer Staples		1,697,167
Energy 6.5%
Energy Equipment & Services 1.4%
Rowan Companies PLC, Class A(a)	5,300	165,731
Superior Energy Services, Inc.(a)	14,360	297,539
Total		463,270
Oil, Gas & Consumable Fuels 5.1%
Approach Resources, Inc.(a)	8,251	206,358
Energy XXI Bermuda Ltd.	7,631	245,642
Golar LNG Ltd.	5,367	197,398
Gulfport Energy Corp.(a)	5,733	219,115
Kodiak Oil & Gas Corp.(a)	18,197	161,044
Oasis Petroleum, Inc.(a)	13,656	434,261
Teekay Tankers Ltd., Class A	29,210	84,709
Ultra Petroleum Corp.(a)	7,480	135,612
Total		1,684,139
Total Energy		2,147,409
Financials 7.6%
Commercial Banks 1.2%
Signature Bank(a)	5,383	384,023
Consumer Finance 0.8%
DFC Global Corp.(a)	13,717	253,902
Insurance 0.6%
Arthur J Gallagher & Co.	5,876	203,603
Real Estate Investment Trusts (REITs) 4.8%
DiamondRock Hospitality Co.	29,655	266,895
Home Properties, Inc.	6,438	394,714
Omega Healthcare Investors, Inc.	10,607	252,977
Redwood Trust, Inc.	15,593	263,365
Summit Hotel Properties, Inc.	24,588	233,586
Tanger Factory Outlet Centers	5,400	184,680
Total		1,596,217

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia Variable Portfolio — Small Company Growth Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Thrifts & Mortgage Finance 0.2%
Nationstar Mortgage Holdings, Inc.(a)	2,109	65,337
Total Financials		2,503,082
Health Care 22.7%
Biotechnology 7.5%
Alkermes PLC(a)	21,610	400,217
Amarin Corp. PLC, ADR(a)	17,251	139,561
Ariad Pharmaceuticals, Inc.(a)	10,639	204,056
Cepheid, Inc.(a)	6,540	221,117
Dynavax Technologies Corp.(a)	40,224	115,041
Exact Sciences Corp.(a)	17,026	180,305
Idenix Pharmaceuticals, Inc.(a)	40,687	197,332
Infinity Pharmaceuticals, Inc.(a)	4,280	149,800
Onyx Pharmaceuticals, Inc.(a)	4,336	327,498
Puma Biotechnology, Inc.(a)	4,647	87,131
Rigel Pharmaceuticals, Inc.(a)	22,571	146,712
Sarepta Therapeutics, Inc.(a)	5,831	150,440
TESARO, Inc.(a)	9,876	167,398
Total		2,486,608
Health Care Equipment & Supplies 4.3%
Align Technology, Inc.(a)	15,390	427,073
Endologix, Inc.(a)	6,597	93,941
Insulet Corp.(a)	11,114	235,839
Masimo Corp.	11,944	250,943
NxStage Medical, Inc.(a)	20,048	225,540
Volcano Corp.(a)	7,739	182,718
Total		1,416,054
Health Care Providers & Services 4.9%
Brookdale Senior Living, Inc.(a)	19,792	501,133
Catamaran Corp.(a)	4,387	206,671
HMS Holdings Corp.(a)	15,264	395,643
IPC The Hospitalist Co., Inc.(a)	7,908	314,027
WellCare Health Plans, Inc.(a)	4,275	208,150
Total		1,625,624
Health Care Technology 1.3%
athenahealth, Inc.(a)	3,292	241,798
Vocera Communications, Inc.(a)	7,510	188,501
Total		430,299

Common Stocks (continued)

Issuer	Shares	Value ($)
Life Sciences Tools & Services 1.5%
Fluidigm Corp.(a)	10,686	152,917
ICON PLC, ADR(a)	12,302	341,503
Total		494,420
Pharmaceuticals 3.2%
Akorn, Inc.(a)	10,852	144,983
Impax Laboratories, Inc.(a)	20,386	417,709
MAP Pharmaceuticals, Inc.(a)	15,863	249,208
Salix Pharmaceuticals Ltd.(a)	6,722	272,106
Total		1,084,006
Total Health Care		7,537,011
Industrials 18.2%
Aerospace & Defense 1.3%
Hexcel Corp.(a)	7,365	198,560
LMI Aerospace, Inc.(a)	11,735	226,955
Total		425,515
Airlines 0.8%
Alaska Air Group, Inc.(a)	6,022	259,488
Building Products 1.4%
USG Corp.(a)	16,383	459,871
Commercial Services & Supplies 2.7%
Clean Harbors, Inc.(a)	5,774	317,628
Portfolio Recovery Associates, Inc.(a)	3,256	347,936
Tetra Tech, Inc.(a)	8,871	234,638
Total		900,202
Electrical Equipment 0.5%
Regal-Beloit Corp.	2,504	176,457
Machinery 3.3%
Chart Industries, Inc.(a)	2,760	184,009
CLARCOR, Inc.	2,950	140,951
Proto Labs, Inc.(a)	7,584	298,961
Trinity Industries, Inc.	3,591	128,630
Woodward, Inc.	8,790	335,163
Total		1,087,714
Marine 0.7%
Costamare, Inc.	17,728	246,774
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia Variable Portfolio — Small Company Growth Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Professional Services 1.5%
Advisory Board Co. (The)(a)	5,688	266,141
Wageworks, Inc.(a)	12,621	224,654
Total		490,795
Road & Rail 3.5%
Avis Budget Group, Inc.(a)	10,060	199,389
Knight Transportation, Inc.	12,414	181,617
Landstar System, Inc.	6,352	333,226
Roadrunner Transportation Systems, Inc.(a)	14,737	267,329
Werner Enterprises, Inc.	8,271	179,233
Total		1,160,794
Trading Companies & Distributors 2.5%
TAL International Group, Inc.	9,989	363,400
Titan Machinery, Inc.(a)	11,430	282,321
United Rentals, Inc.(a)	3,997	181,943
Total		827,664
Total Industrials		6,035,274
Information Technology 22.0%
Communications Equipment 0.7%
Aruba Networks, Inc.(a)	11,170	231,778
Computers & Peripherals 0.3%
Stratasys Ltd.(a)	1,420	113,813
Electronic Equipment, Instruments & Components 3.8%
Cognex Corp.	7,595	279,648
FARO Technologies, Inc.(a)	4,789	170,871
FEI Co.	6,404	355,166
IPG Photonics Corp.	2,735	182,288
OSI Systems, Inc.(a)	4,280	274,091
Total		1,262,064
Internet Software & Services 3.0%
Cornerstone OnDemand, Inc.(a)	9,469	279,620
CoStar Group, Inc.(a)	3,536	316,012
Dealertrack Technologies Inc.(a)	5,785	166,145
Demandware, Inc.(a)	5,370	146,708
LivePerson, Inc.(a)	6,277	82,480
Total		990,965
IT Services 0.5%
WEX, Inc.(a)	2,372	178,778

Common Stocks (continued)

Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 1.3%
Kulicke & Soffa Industries, Inc.(a)	5,540	66,425
Microsemi Corp.(a)	7,088	149,131
Silicon Laboratories, Inc.(a)	4,788	200,186
Total		415,742
Software 12.4%
Aspen Technology, Inc.(a)	20,693	571,955
BroadSoft, Inc.(a)	10,751	390,584
CommVault Systems, Inc.(a)	8,067	562,351
Fortinet, Inc.(a)	11,314	238,386
Guidewire Software, Inc.(a)	12,977	385,676
Imperva, Inc.(a)	6,778	213,710
Infoblox, Inc.(a)	8,917	160,239
Monitise PLC(a)	309,638	171,017
Proofpoint, Inc.(a)	15,220	187,358
QLIK Technologies, Inc.(a)	8,154	177,105
Sourcefire, Inc.(a)	3,469	163,806
TIBCO Software, Inc.(a)	9,621	211,758
TiVo, Inc.(a)	25,414	313,101
Ultimate Software Group, Inc.(a)	3,701	349,411
Total		4,096,457
Total Information Technology		7,289,597
Materials 1.0%
Construction Materials 0.5%
Eagle Materials, Inc.	2,895	169,358
Metals & Mining 0.5%
Walter Energy, Inc.	4,880	175,094
Total Materials		344,452
Telecommunication Services 0.6%
Diversified Telecommunication Services 0.6%
Cogent Communications Group, Inc.	9,126	206,613
Total Telecommunication Services		206,613
Utilities 0.7%
Electric Utilities 0.7%
UIL Holdings Corp.	6,224	222,881
Total Utilities		222,881
Total Common Stocks (Cost: $29,633,266)		32,851,623

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Variable Portfolio — Small Company Growth Fund

Portfolio of Investments (continued)

December 31, 2012

Warrants —%

Issuer	Shares	Value ($)
Energy —%
Oil, Gas & Consumable Fuels —%
Magnum Hunter Resources Corp.(a)(b)	4,820	154
Total Energy		154
Total Warrants (Cost: $4,154)		154

Money Market Funds 1.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.142%(c)(d)	598,391	598,391
Total Money Market Funds (Cost: $598,391)		598,391
Total Investments (Cost: $30,235,811)		33,450,168
Other Assets & Liabilities, Net		(297,719)
Net Assets		33,152,449

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2012 was $154, representing less than 0.01% of net assets. Information concerning such security holdings at December 31, 2012 is as follows:

Security Description	Acquisition Dates	Cost ($)
Magnum Hunter Resources Corp. Warrants	03/07/11 - 06/29/11	4,154

(c)  The rate shown is the seven-day current annualized yield at December 31, 2012.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short–Term Cash Fund	1,289,194	21,237,160	(21,927,963)	—	598,391	1,577	598,391

Abbreviation Legend

ADR American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Variable Portfolio — Small Company Growth Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia Variable Portfolio — Small Company Growth Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	4,868,137	—	—	4,868,137
Consumer Staples	1,697,167	—	—	1,697,167
Energy	2,147,409	—	—	2,147,409
Financials	2,503,082	—	—	2,503,082
Health Care	7,537,011	—	—	7,537,011
Industrials	6,035,274	—	—	6,035,274
Information Technology	7,118,580	171,017	—	7,289,597
Materials	344,452	—	—	344,452
Telecommunication Services	206,613	—	—	206,613
Utilities	222,881	—	—	222,881
Warrants
Energy	—	154	—	154
Total Equity Securities	32,680,606	171,171	—	32,851,777
Other
Money Market Funds	598,391	—	—	598,391
Total Other	598,391	—	—	598,391
Total	33,278,997	171,171	—	33,450,168

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia Variable Portfolio — Small Company Growth Fund

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments, at value
Unaffiliated issuers (identified cost $29,637,420)	$32,851,777
Affiliated issuers (identified cost $598,391)	598,391
Total investments (identified cost $30,235,811)	33,450,168
Cash	710
Receivable for:
Investments sold	210,505
Capital shares sold	14,372
Dividends	7,887
Prepaid expenses	344
Trustees' deferred compensation plan	22,749
Total assets	33,706,735
Liabilities
Payable for:
Investments purchased	373,273
Capital shares purchased	71,849
Investment management fees	22,089
Distribution and/or service fees	114
Transfer agent fees	1,678
Administration fees	2,237
Compensation of board members	18,545
Chief compliance officer expenses	9
Expense reimbursement due to Investment Manager	9,601
Other expenses	32,142
Trustees' deferred compensation plan	22,749
Total liabilities	554,286
Net assets applicable to outstanding capital stock	$33,152,449
Represented by
Paid-in capital	$37,575,976
Excess of distributions over net investment income	(40,195)
Accumulated net realized loss	(7,597,685)
Unrealized appreciation (depreciation) on:
Investments	3,214,357
Foreign currency translations	(4)
Total — representing net assets applicable to outstanding capital stock	$33,152,449

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia Variable Portfolio — Small Company Growth Fund

Statement of Assets and Liabilities (continued)

December 31, 2012

Class 1
Net assets	$32,714,052
Shares outstanding	2,522,588
Net asset value per share	$12.97
Class 2
Net assets	$438,397
Shares outstanding	34,559
Net asset value per share	$12.69

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia Variable Portfolio — Small Company Growth Fund

Statement of Operations

Year Ended December 31, 2012

Net investment income
Income:
Dividends — unaffiliated issuers	$293,986
Dividends — affiliated issuers	1,577
Income from securities lending — net	25,116
Foreign taxes withheld	(586)
Total income	320,093
Expenses:
Investment management fees	296,736
Distribution and/or service fees
Class 2	3,927
Transfer agent fees
Class 1	21,594
Class 2	942
Administration fees	30,049
Compensation of board members	19,547
Custodian fees	15,385
Printing and postage fees	26,900
Professional fees	10,073
Other	1,356
Total expenses	426,509
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(51,619)
Total net expenses	374,890
Net investment loss	(54,797)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	3,493,448
Foreign currency translations	(4)
Net realized gain	3,493,444
Net change in unrealized appreciation (depreciation) on:
Investments	1,018,509
Foreign currency translations	(4)
Net change in unrealized appreciation (depreciation)	1,018,505
Net realized and unrealized gain	4,511,949
Net increase in net assets resulting from operations	$4,457,152

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia Variable Portfolio — Small Company Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations
Net investment loss	$(54,797)	$(322,179)
Net realized gain	3,493,444	5,662,171
Net change in unrealized appreciation (depreciation)	1,018,505	(7,517,404)
Net increase (decrease) in net assets resulting from operations	4,457,152	(2,177,412)
Increase (decrease) in net assets from capital stock activity	(11,943,794)	(9,823,759)
Total decrease in net assets	(7,486,642)	(12,001,171)
Net assets at beginning of year	40,639,091	52,640,262
Net assets at end of year	$33,152,449	$40,639,091
Excess of distributions over net investment income	$(40,195)	$(74,286)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia Variable Portfolio — Small Company Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	86,897	1,103,590	154,031	1,891,591
Redemptions	(897,050)	(11,233,894)	(925,600)	(11,559,914)
Net decrease	(810,153)	(10,130,304)	(771,569)	(9,668,323)
Class 2 shares
Subscriptions	18,425	223,193	39,141	479,185
Redemptions	(165,356)	(2,036,683)	(49,687)	(634,621)
Net decrease	(146,931)	(1,813,490)	(10,546)	(155,436)
Total net decrease	(957,084)	(11,943,794)	(782,115)	(9,823,759)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia Variable Portfolio — Small Company Growth Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012	2011	2010		2009		2008
Per share data
Net asset value, beginning of period	$11.58	$12.26	$9.55		$7.60		$14.50
Income from investment operations:
Net investment loss	(0.02)	(0.08)	(0.06)		(0.03)		(0.04)
Net realized and unrealized gain (loss)	1.41	(0.60)	2.77		1.98		(5.37)
Total from investment operations	1.39	(0.68)	2.71		1.95		(5.41)
Less distributions to shareholders:
Net realized gains	—	—	—		—		(1.49)
Total distributions to shareholders	—	—	—		—		(1.49)
Net asset value, end of period	$12.97	$11.58	$12.26		$9.55		$7.60
Total return	12.00%	(5.55%)	28.38%		25.66%		(40.82%)
Ratios to average net assets(a)
Total gross expenses	1.12%	1.21%	1.01%		1.09%		0.91%
Total net expenses(b)	0.99%	0.98%	0.90	%(c)	0.80	%(c)	0.80	%(c)
Net investment loss	(0.13%)	(0.66%)	(0.55%)		(0.33%)		(0.37%)
Supplemental data
Net assets, end of period (in thousands)	$32,714	$38,578	$50,324		$45,884		$43,436
Portfolio turnover	116%	106%	134%		112%		135%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Variable Portfolio — Small Company Growth Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2012	2011	2010		2009		2008
Per share data
Net asset value, beginning of period	$11.36	$12.06	$9.42		$7.52		$14.35
Income from investment operations:
Net investment loss	(0.05)	(0.11)	(0.08)		(0.05)		(0.05)
Net realized and unrealized gain (loss)	1.38	(0.59)	2.72		1.95		(5.33)
Total from investment operations	1.33	(0.70)	2.64		1.90		(5.38)
Less distributions to shareholders:
Net realized gains	—	—	—		—		(1.45)
Total distributions to shareholders	—	—	—		—		(1.45)
Net asset value, end of period	$12.69	$11.36	$12.06		$9.42		$7.52
Total return	11.71%	(5.80%)	28.03%		25.27%		(40.93%)
Ratios to average net assets(a)
Total gross expenses	1.42%	1.47%	1.26%		1.34%		1.16%
Total net expenses(b)	1.24%	1.23%	1.15	%(c)	1.05	%(c)	1.05	%(c)
Net investment loss	(0.44%)	(0.91%)	(0.81%)		(0.53%)		(0.54%)
Supplemental data
Net assets, end of period (in thousands)	$438	$2,061	$2,316		$1,251		$148
Portfolio turnover	116%	106%	134%		112%		135%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia Variable Portfolio — Small Company Growth Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Small Company Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the

Annual Report 2012
20

Columbia Variable Portfolio — Small Company Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

applicable securities, return of capital is recorded as realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the

Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2012 was 0.79% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee

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Columbia Variable Portfolio — Small Company Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

rate for the year ended December 31, 2012 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	0.98%
Class 2	1.23

Prior to May 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	1.00%
Class 2	1.25

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions and net operating losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$88,888
Accumulated net realized loss	(1,450)
Paid-in capital	(87,438)

Annual Report 2012
22

Columbia Variable Portfolio — Small Company Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

Net investment loss and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

For the years ended December 31, 2012 and 2011, there were no distributions.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Accumulated realized loss	$(7,443,781)
Unrealized appreciation	3,060,452

At December 31, 2012, the cost of investments for federal income tax purposes was $30,389,716 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$4,247,602
Unrealized depreciation	(1,187,150)
Net unrealized appreciation	$3,060,452

The following capital loss carryforward, determined at December 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$7,443,781
Total	$7,443,781

For the year ended December 31, 2012, $3,485,161 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $42,488,310 and $53,516,299, respectively, for the year ended December 31, 2012.

Note 6. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan).

The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At December 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 74.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits

Annual Report 2012
23

Columbia Variable Portfolio — Small Company Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Note 10. Significant Risks

Health Care Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the health care sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Information Technology Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the information technology sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
24

Columbia Variable Portfolio — Small Company Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Small Company Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Small Company Growth Fund (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2013

Annual Report 2012
25

Columbia Variable Portfolio — Small Company Growth Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
26

Columbia Variable Portfolio — Small Company Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
27

Columbia Variable Portfolio — Small Company Growth Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008).

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
28

Columbia Variable Portfolio — Small Company Growth Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
29

Columbia Variable Portfolio — Small Company Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1506 C (3/13)

Annual Report

December 31, 2012

Columbia Variable Portfolio — Strategic Income Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Strategic Income Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	40
Statement of Operations	42
Statement of Changes in Net Assets	43
Financial Highlights	44
Notes to Financial Statements	46
Report of Independent Registered Public Accounting Firm	57
Federal Income Tax Information	58
Trustees and Officers	59
Important Information About This Report	65

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Strategic Income Fund (the Fund) Class 1 shares returned 12.25% for the 12-month period ended December 31, 2012.

>  During the 12-month period, the Fund outperformed its primary benchmark, the Barclays U.S. Government/Credit Bond Index, which returned 4.82%, as well as its New Blended Benchmark, which returned 9.73%.

>  Favorable sector allocation decisions drove the Fund's strong performance for the year.

Average Annual Total Returns (%) (for period ended December 31, 2012)

	Inception	1 Year	5 Years	10 Years
Class 1	07/05/94	12.25	8.00	8.27
Class 2	06/01/00	11.96	7.78	8.05
Barclays U.S. Government/Credit Bond Index		4.82	6.06	5.25
New Blended Benchmark		9.73	8.17	8.21
Former Blended Benchmark		9.84	8.26	8.29

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. Government/Credit Bond Index tracks the performance of U.S. government and corporate bonds rated investment grade or better, with maturities of at least one year.

The New Blended Benchmark, a weighted custom composite, established by the Investment Manager, consisting of a 35% weighting of the Barclays U.S. Aggregate Bond Index, a 35% weighting of the Bank of America Merrill Lynch (BofAML) U.S. High Yield Cash Pay Constrained Index, a 15% weighting of the Citigroup Non-U.S. World Government Bond Index — Unhedged (Citigroup Non U.S. WGBI — Unhedged) and a 15% weighting of the JPMorgan Emerging Markets Bond Index (EMBI) — Global. The Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The BofAML U.S. High Yield Cash Pay Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. The Citigroup Non-U.S. WGBI — Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds, securities aimed principally at non-institutional investors and private placement-type securities. The JPMorgan EMBI — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.

The Former Blended Benchmark is a weighted custom composite, established by the Investment Manager, consisting of a 35% weighting of the Barclays U.S. Aggregate Bond Index, a 35% weighting of the JPMorgan Global High Yield Index, a 15% weighting of the Citigroup Non-U.S. WGBI — Unhedged and a 15% weighting of the JPMorgan EMBI Global Diversified Index. The JPMorgan Global High Yield Index is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues. The JPMorgan EMBI Global Diversified Index tracks total returns for traded external debt instruments in the emerging markets including U.S. dollar-denominated Brady bonds, loans and Eurobonds with an outstanding face value of at least $500 million.

Effective on February 29, 2012, the Fund changed its blended benchmark because the Investment Manager believes it is more consistent with the Fund's investment strategy.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2003 – December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 1 shares of Columbia Variable Portfolio — Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Manager Discussion of Fund Performance

For the 12-month period that ended December 31, 2012, the Fund's Class 1 shares returned 12.25%. During the 12-month period, the Fund outperformed its primary benchmark, the Barclays U.S. Government/Credit Bond Index, which returned 4.82%, as well as its New Blended Benchmark, which returned 9.73%. The New Blended Benchmark consists of 35% Barclays U.S. Aggregate Bond Index, 35% BofA Merrill Lynch U.S. High Yield Cash Pay Constrained Index, 15% Citigroup Non-U.S. World Government Bond Index — Unhedged and 15% JPMorgan Emerging Markets Bond Index-Global. Favorable sector allocation decisions drove the Fund's strong performance for the year.

Falling Volatility, Rising Asset Prices

Following a volatile year in 2011, 2012 was marked by falling volatility and rising asset prices across most global financial markets. Political uncertainty in the eurozone faded as the European Central Bank (ECB) pledged to do "whatever it takes" to protect the currency union. In the U.S., economic growth continued to muddle through as the housing market showed renewed signs of life. The U.S. labor market remained firm, adding just over 1.8 million jobs throughout the course of the year. This was sufficient to push the unemployment rate down to 7.8%, from 8.5% to start the year. Following the presidential election in November, the focus shifted squarely to the looming U.S. "fiscal cliff" of spending cuts and tax increases. In the end, policy makers came to a deal just before markets opened for the New Year, pushing some of the toughest budget decisions further into 2013.

Meanwhile, the Federal Reserve (the Fed) maintained its accommodative stance toward monetary policy. During 2012, the Fed used a number of tools to help keep interest rates low, including extending the maturity extension program (known as "operation twist"), starting a new mortgage-backed security (MBS) purchase program (known as "QE3"), and finally announcing an additional U.S. Treasury purchase program in December. In addition, the Fed removed its date-based guidance for short-term interest rates. In its place, the Fed stated that it expects rates will remain "exceptionally low" until the unemployment rate reaches 6.5%. While interest rates are still expected to remain low for a long time, this so-called "Evan's Rule" adds some flexibility for the Fed to move sooner should the labor market improve faster than forecast.

Against this backdrop of slow growth, declining volatility and accommodative monetary policy, financial markets performed quite well in 2012. U.S. equity markets posted strong performance, with the S&P 500 Index returning 16.00%. High quality fixed-income results were modest by comparison, returning 4.21%, as measured by the Barclays U.S. Aggregate Bond Index. For the 12 months ended December 31, 2012, the yield on the 10-year U.S. Treasury declined 12 basis points (a basis point is 1/100th of a percentage point) to end the year at 1.76%. Credit-sensitive, non-Treasury sectors of the bond market outperformed Treasury sectors, as spreads, or risk premiums, tightened. High yield bonds returned 15.40%, as measured by the BofA Merrill Lynch U.S. High Yield Cash Pay Constrained Index, and emerging market bonds returned 18.54%, as measured by the JPMorgan Emerging Markets Bond Index — Global. Foreign developed market bonds lagged these sectors, gaining only 1.51%, as measured by the Citigroup Non-U.S. World Government Bond Index — Unhedged. Three-month Treasury bills, a proxy for cash, returned 0.08%, as measured by the

Portfolio Management

Colin Lundgren, CFA

Brian Lavin, CFA

Gene Tannuzzo, CFA

Portfolio Breakdown (%) (at December 31, 2012)
Asset-Backed Securities — Non-Agency	0.2
Commercial Mortgage-Backed Securities — Non-Agency	1.5
Common Stocks	0.0	(a)
Financials	0.0	(a)
Corporate Bonds & Notes	45.4
Consumer Discretionary	5.3
Consumer Staples	1.9
Energy	6.4
Financials	4.6
Health Care	3.7
Industrials	3.1
Materials	4.5
Telecommunication	9.6
Utilities	6.3
Foreign Government Obligations	20.8
Inflation-Indexed Bonds	1.0
Money Market Funds	5.7
Municipal Bonds	0.0	(a)
Options Purchased Calls	0.0	(a)
Options Purchased Puts	0.1
Residential Mortgage-Backed Securities — Agency	11.5
Residential Mortgage-Backed Securities — Non-Agency	4.5
Senior Loans	5.7
Consumer Discretionary	1.5
Consumer Staples	0.3
Energy	0.1
Financials	0.3
Health Care	0.6
Industrials	0.8
Materials	0.8
Telecommunication	1.1
Utilities	0.2
U.S. Treasury Obligations	3.6
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to less than 0.1%.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Manager Discussion of Fund Performance (continued)

Citigroup 3-Month Treasury Bill Index, as the Fed maintained short-term interest rates near zero throughout the year.

Contributors and Detractors

Sector allocation was the largest contributor to performance relative to benchmark for the year. Specifically, the Fund's underweight in U.S. Treasury and foreign developed market debt added more than one percentage point to relative performance as government bonds lagged higher-yielding sectors in 2012. In addition, the Fund's overweight in high-yield bonds aided relative performance as high-yield spreads tightened. Security selection was also a positive contributor to performance. Specifically, security selection in foreign developed markets and MBS was very strong during the year. Sector allocation to MBS was a modest drag on performance, as MBS lagged riskier sectors of the fixed-income market. However, this drag was more than offset by strong security selection within the sector. Security selection within the commercial mortgage-backed securities sector also modestly detracted from relative performance.

We reduced the Fund's exposure to high-yield bonds during the first three quarters of the year and added to MBS, which we expected to perform well given support from the Fed. Following the introduction of QE3 in September, we subsequently reduced MBS exposure in favor of bank loans and investment grade credit.

Derivatives Helped Manage Interest Rate Risk

We utilized Treasury futures and options to help manage interest rate risk. Overall, interest rate decisions (i.e. those that affected the Fund's duration, a measure of interest rate sensitivity, and points of emphasis along the yield curve, a graph that charts yields across the range of maturities, from short to long) were a positive contributor to performance, adding 37 basis points of return for the year. In addition, we utilized mortgage TBA's to manage exposure within the MBS sector. "TBA" stands for "to be announced." Buyers purchase mortgage securities that are not specified until a later point. The amount is agreed upon at the time of contract. However, the actual identity of the securities to be delivered at settlement is not specified. Instead, the parties to the trade agree on general parameters of the securities to be delivered.

Looking Ahead

We believe we are moving into a phase of the recovery in which fiscal and monetary policy may be less of a direct support to market prices. While continued economic growth in the 2.0% range still seems like the most likely outcome, valuations provide much less margin for error. As money has flooded into bonds over the past few years, the relative yield offered by different sectors and industries of the market has compressed. Therefore, it is more important than ever for investors to determine whether they are being paid for the risk they are taking. We believe investors should re-focus on sectors that offer fundamental strength and are less reliant on policy support. In our view, government bonds remain overvalued compared to both the level of inflation as well as their own volatility. Corporate bonds look better, but investors who have benefited from credit risk in years past may be well served to live a little less dangerously in 2013. Looking internationally, emerging-market yields currently still look more

Quality Breakdown (%) (at December 31, 2012)
AAA rating	24.0
AA rating	2.0
A rating	4.2
BBB rating	19.9
BB rating	14.5
B rating	25.3
CCC rating	5.7
CC rating	0.1
Not rated	4.3
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the lower of the ratings for S&P or Moody's. When a rating from only one agency is available, that rating is used. When a bond is not rated by either of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Manager Discussion of Fund Performance (continued)

attractive than developed markets even when adjusted for volatility. For investors looking for a relative safe haven, we believe the mortgage-backed securities market is likely to provide a smoother ride than other high quality sectors, but MBS investors should be diligent to avoid prepayment risk.

In this environment, we plan to maintain duration, or interest rate risk, below that of the Fund's primary benchmark, as we believe that further improvements in the labor market will cause investors to reassess expectations for monetary policy and push yields higher. We currently prefer corporate bonds and loans, which we believe still offer attractive spreads when compared to strong corporate fundamental metrics. In addition, we currently expect certain areas of the MBS market to perform well given the support from the Fed and a benign prepayment environment. In today's market, our goal is to maintain an attractive yield profile with a focus on high quality assets that offer attractive spread.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,066.30	1,021.84	3.55	3.47	0.68
Class 2	1,000.00	1,000.00	1,065.60	1,020.57	4.86	4.75	0.93

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 46.9%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.2%
ADS Tactical, Inc. Senior Secured(b) 04/01/18	11.000%	2,660,000	2,713,200
Huntington Ingalls Industries, Inc. 03/15/18	6.875%	1,334,000	1,450,725
Kratos Defense & Security Solutions, Inc. Senior Secured 06/01/17	10.000%	3,374,000	3,702,965
Oshkosh Corp. 03/01/17	8.250%	651,000	714,472
03/01/20	8.500%	2,086,000	2,310,245
Silver II Borrower/US Holdings LLC(b) 12/15/20	7.750%	857,000	886,995
TransDigm, Inc.(b) 10/15/20	5.500%	660,000	686,400
Total			12,465,002
Automotive 0.5%
Chrysler Group LLC/Co-Issuer, Inc. Secured 06/15/19	8.000%	467,000	509,030
06/15/21	8.250%	960,000	1,056,000
Dana Holding Corp. Senior Unsecured 02/15/21	6.750%	199,000	213,427
Lear Corp. 03/15/18	7.875%	612,000	667,080
03/15/20	8.125%	218,000	246,340
Schaeffler Finance BV Senior Secured(b) 02/15/19	8.500%	735,000	826,875
Tenneco, Inc. 08/15/18	7.750%	16,000	17,360
Visteon Corp. 04/15/19	6.750%	2,057,000	2,190,705
Total			5,726,817
Banking 0.8%
BanColombia SA Senior Unsecured 06/03/21	5.950%	700,000	808,500
Banco BMG SA Senior Notes(b) 04/15/18	8.000%	1,000,000	880,113
Citigroup, Inc. Senior Unsecured 01/15/15	6.010%	460,000	502,649

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Goldman Sachs Group, Inc. (The) Senior Unsecured 06/15/20	6.000%	875,000	1,039,685
01/24/22	5.750%	815,000	963,503
Morgan Stanley Senior Unsecured 07/28/21	5.500%	2,865,000	3,252,847
Synovus Financial Corp. Senior Unsecured 02/15/19	7.875%	1,328,000	1,467,440
Total			8,914,737
Brokerage 0.3%
E*TRADE Financial Corp. Senior Unsecured 11/15/19	6.375%	1,021,000	1,046,525
Neuberger Berman Group LLC/Finance Corp. Senior Unsecured(b) 03/15/22	5.875%	760,000	805,600
Nuveen Investments, Inc. Senior Unsecured(b) 10/15/20	9.500%	796,000	792,020
Total			2,644,145
Building Materials 0.6%
Building Materials Corp. of America Senior Notes(b) 05/01/21	6.750%	1,355,000	1,497,275
Gibraltar Industries, Inc.(c) 12/01/15	8.000%	1,515,000	1,533,938
HD Supply, Inc.(b) 07/15/20	11.500%	500,000	563,125
Interface, Inc. 12/01/18	7.625%	595,000	638,881
Norcraft Companies LP/Finance Corp. Secured 12/15/15	10.500%	1,349,000	1,369,235
Nortek, Inc. 12/01/18	10.000%	190,000	211,375
04/15/21	8.500%	786,000	872,460
Total			6,686,289
Chemicals 1.8%
Ashland, Inc.(b) 08/15/22	4.750%	556,000	578,240
Celanese U.S. Holdings LLC 10/15/18	6.625%	8,000	8,800
06/15/21	5.875%	354,000	396,480
11/15/22	4.625%	727,000	761,532

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dow Chemical Co. (The) Senior Unsecured 11/15/22	3.000%	2,505,000	2,499,424
Huntsman International LLC(b) 11/15/20	4.875%	415,000	419,669
JM Huber Corp. Senior Notes(b) 11/01/19	9.875%	1,175,000	1,304,250
LyondellBasell Industries NV Senior Unsecured 11/15/21	6.000%	2,844,000	3,334,590
04/15/24	5.750%	2,271,000	2,668,425
MacDermid, Inc.(b) 04/15/17	9.500%	820,000	852,800
Momentive Performance Materials, Inc. Senior Secured(b) 10/15/20	8.875%	914,000	923,140
Nufarm Australia Ltd.(b) 10/15/19	6.375%	264,000	275,880
PQ Corp. Secured (b) 05/01/18	8.750%	2,868,000	2,982,720
Polypore International, Inc. 11/15/17	7.500%	1,025,000	1,117,250
Rockwood Specialties Group, Inc. 10/15/20	4.625%	894,000	925,290
Total			19,048,490
Construction Machinery 0.8%
Ashtead Capital, Inc. Secured(b) 07/15/22	6.500%	277,000	299,160
CNH Capital LLC 11/01/16	6.250%	1,635,000	1,802,587
Case New Holland, Inc. 12/01/17	7.875%	2,977,000	3,520,302
Columbus McKinnon Corp.
02/01/19	7.875%	381,000	408,623
H&E Equipment Services, Inc.(b) 09/01/22	7.000%	384,000	408,960
Neff Rental LLC/Finance Corp. Secured(b)
05/15/16	9.625%	1,534,000	1,587,690
United Rentals North America, Inc. Secured(b) 07/15/18	5.750%	777,000	837,218
Total			8,864,540

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.6%
Goodman Networks, Inc. Senior Secured(b) 07/01/18	12.375%	1,035,000	1,133,325
Monitronics International, Inc. 04/01/20	9.125%	535,000	549,713
Vivint, Inc.(b) Senior Secured 12/01/19	6.375%	3,345,000	3,315,731
Senior Unsecured 12/01/20	8.750%	929,000	912,742
Total			5,911,511
Consumer Products 0.4%
Clorox Co. (The) Senior Unsecured 09/15/22	3.050%	1,120,000	1,154,766
Libbey Glass, Inc. Senior Secured 05/15/20	6.875%	433,000	465,475
Serta Simmons Holdings LLC Senior Unsecured(b) 10/01/20	8.125%	1,163,000	1,163,000
Spectrum Brands Escrow Corp.(b) Senior Unsecured 11/15/20	6.375%	829,000	870,450
11/15/22	6.625%	423,000	453,667
Spectrum Brands, Inc.(b) 03/15/20	6.750%	309,000	330,630
Tempur-Pedic International, Inc.(b) 12/15/20	6.875%	134,000	137,853
Total			4,575,841
Diversified Manufacturing 0.2%
Actuant Corp. 06/15/22	5.625%	610,000	631,350
Amsted Industries, Inc. Senior Notes(b) 03/15/18	8.125%	1,070,000	1,144,900
Tomkins LLC/Inc. Secured 10/01/18	9.000%	636,000	712,320
Total			2,488,570
Electric 3.2%
AES Corp. Senior Unsecured 07/01/21	7.375%	959,000	1,064,490

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Appalachian Power Co. Senior Unsecured 03/30/21	4.600%	2,460,000	2,833,428
Calpine Corp. Senior Secured(b) 02/15/21	7.500%	1,283,000	1,417,715
Carolina Power & Light Co. 1st Mortgage 05/15/42	4.100%	670,000	685,702
Consolidated Edison Co. of New York, Inc. Senior Unsecured 04/01/38	6.750%	255,000	364,539
Dominion Resources, Inc. Senior Unsecured 11/30/17	6.000%	540,000	651,268
08/15/19	5.200%	1,795,000	2,133,862
09/15/42	4.050%	540,000	533,165
Duke Energy Corp. Senior Unsecured 08/15/22	3.050%	175,000	178,130
Duke Energy Ohio, Inc. 1st Mortgage 04/01/19	5.450%	1,696,000	2,043,789
GenOn Energy, Inc. Senior Unsecured 10/15/18	9.500%	903,000	1,065,540
Ipalco Enterprises, Inc. Senior Secured(b) 04/01/16	7.250%	75,000	83,250
Nevada Power Co. 01/15/15	5.875%	920,000	1,012,974
05/15/18	6.500%	4,820,000	6,011,292
04/01/36	6.650%	30,000	40,706
Oncor Electric Delivery Co. LLC Senior Secured 06/01/42	5.300%	1,460,000	1,669,212
Pacific Gas & Electric Co. Senior Unsecured 10/01/20	3.500%	630,000	690,551
04/15/42	4.450%	260,000	277,542
Progress Energy, Inc. Senior Unsecured 12/01/19	4.875%	1,430,000	1,639,808
04/01/22	3.150%	1,625,000	1,645,030
Sierra Pacific Power Co. 05/15/16	6.000%	1,395,000	1,614,466
Toledo Edison Co. (The) Senior Secured 05/15/37	6.150%	1,390,000	1,733,457

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransAlta Corp. Senior Unsecured 05/15/18	6.650%	2,670,000	3,068,823
Xcel Energy, Inc. Senior Unsecured 05/15/20	4.700%	525,000	613,952
Total			33,072,691
Entertainment 0.2%
AMC Entertainment, Inc. 06/01/19	8.750%	820,000	908,150
12/01/20	9.750%	752,000	868,560
Cinemark USA, Inc.(b) 12/15/22	5.125%	398,000	402,975
Six Flags, Inc.(b)(d)(e)(f) 06/01/14	9.625%	95,000	—
Speedway Motorsports, Inc. 02/01/19	6.750%	32,000	33,920
Vail Resorts, Inc. 05/01/19	6.500%	287,000	308,884
Total			2,522,489
Environmental 0.2%
Clean Harbors, Inc. 08/01/20	5.250%	950,000	990,375
Clean Harbors, Inc.(b) 06/01/21	5.125%	691,000	716,912
Total			1,707,287
Food and Beverage 1.5%
ConAgra Foods, Inc. Senior Unsecured 09/15/22	3.250%	2,025,000	2,033,993
10/01/28	7.000%	440,000	553,127
Cott Beverages, Inc. 09/01/18	8.125%	1,150,000	1,270,750
Kraft Foods Group, Inc. Senior Unsecured(b) 08/23/18	6.125%	4,205,000	5,162,801
MHP SA(b) 04/29/15	10.250%	1,160,000	1,215,100
Mondelez International, Inc. Senior Unsecured 02/01/18	6.125%	1,480,000	1,800,821
SABMiller Holdings, Inc.(b) 01/15/17	2.450%	2,235,000	2,329,753
01/15/22	3.750%	1,045,000	1,128,423
Total			15,494,768

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gaming 1.1%
Caesars Entertainment Operating Co., Inc. Senior Secured 02/15/20	8.500%	1,107,000	1,098,698
MGM Resorts International 03/01/18	11.375%	901,000	1,090,210
12/15/21	6.625%	1,194,000	1,194,000
MGM Resorts International(b) 10/01/20	6.750%	176,000	179,740
ROC Finance LLC/Corp. Secured(b) 09/01/18	12.125%	1,705,000	1,969,275
Seminole Indian Tribe of Florida(b) Secured 10/01/17	7.750%	1,663,000	1,798,119
Senior Secured 10/01/20	6.535%	65,000	70,676
Senior Unsecured 10/01/20	7.804%	145,000	147,275
Seneca Gaming Corp.(b) 12/01/18	8.250%	1,340,000	1,413,700
Studio City Finance Ltd.(b) 12/01/20	8.500%	1,905,000	1,995,487
Tunica-Biloxi Gaming Authority Senior Unsecured(b) 11/15/15	9.000%	923,000	830,700
Total			11,787,880
Gas Pipelines 3.4%
Access Midstream Partners LP/Finance Corp. 05/15/23	4.875%	1,388,000	1,408,820
El Paso LLC 06/15/14	6.875%	70,000	74,955
09/15/20	6.500%	3,024,000	3,417,120
01/15/32	7.750%	3,244,000	3,811,677
Enterprise Products Operating LLC 02/15/42	5.700%	1,055,000	1,235,574
Hiland Partners LP/Finance Corp.(b) 10/01/20	7.250%	2,229,000	2,385,030
Kinder Morgan Energy Partners LP Senior Unsecured 02/15/20	6.850%	710,000	894,555
09/15/20	5.300%	650,000	757,616
MarkWest Energy Partners LP/Finance Corp. 06/15/22	6.250%	1,698,000	1,865,677
02/15/23	5.500%	1,174,000	1,273,790
NiSource Finance Corp. 09/15/17	5.250%	3,675,000	4,238,797

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Plains All American Pipeline LP/Finance Corp. Senior Unsecured 05/01/19	8.750%	965,000	1,312,798
Regency Energy Partners LP/Finance Corp. 12/01/18	6.875%	1,359,000	1,484,708
07/15/21	6.500%	1,813,000	1,985,235
Southern Natural Gas Co. LLC Senior Unsecured(b) 04/01/17	5.900%	4,160,000	4,888,100
Southern Star Central Corp. Senior Unsecured 03/01/16	6.750%	1,785,000	1,816,237
Tesoro Logistics LP/Finance Corp. Senior Unsecured(b) 10/01/20	5.875%	608,000	630,800
TransCanada PipeLines Ltd. Senior Unsecured 01/15/39	7.625%	320,000	481,394
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured 08/01/42	4.450%	1,190,000	1,224,930
Total			35,187,813
Health Care 3.2%
American Renal Associates Holdings, Inc. Senior Unsecured PIK 03/01/16	9.750%	320,357	337,977
American Renal Holdings, Inc. Senior Secured 05/15/18	8.375%	1,251,000	1,316,677
Amsurg Corp.(b) 11/30/20	5.625%	419,000	435,760
Biomet, Inc.(b) 08/01/20	6.500%	1,074,000	1,141,125
CHS/Community Health Systems, Inc. 11/15/19	8.000%	1,241,000	1,343,382
07/15/20	7.125%	822,000	877,485
Senior Secured 08/15/18	5.125%	1,291,000	1,345,867
ConvaTec Healthcare E SA Senior Unsecured(b) 12/15/18	10.500%	2,150,000	2,370,375
DaVita HealthCare Partners, Inc. 08/15/22	5.750%	470,000	495,263
Emdeon, Inc. 12/31/19	11.000%	1,275,000	1,466,250
Fresenius Medical Care U.S. Finance II, Inc.(b) 07/31/19	5.625%	386,000	414,468
01/31/22	5.875%	500,000	542,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fresenius Medical Care U.S. Finance, Inc.(b) 09/15/18	6.500%	305,000	340,838
HCA Holdings, Inc. Senior Unsecured 02/15/21	6.250%	1,456,000	1,492,400
HCA, Inc. 02/15/22	7.500%	1,000,000	1,145,000
05/01/23	5.875%	671,000	694,485
Senior Secured 02/15/20	6.500%	2,019,000	2,271,375
05/01/23	4.750%	446,000	453,805
Health Management Associates, Inc. 01/15/20	7.375%	720,000	777,600
Hologic, Inc.(b) 08/01/20	6.250%	208,000	224,120
IASIS Healthcare LLC/Capital Corp. 05/15/19	8.375%	1,331,000	1,257,795
IMS Health, Inc. Senior Unsecured(b) 11/01/20	6.000%	586,000	613,835
Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured(b) 11/01/18	10.500%	505,000	529,619
LifePoint Hospitals, Inc. 10/01/20	6.625%	425,000	459,000
Multiplan, Inc.(b) 09/01/18	9.875%	2,093,000	2,328,462
Physio-Control International, Inc. Senior Secured(b) 01/15/19	9.875%	1,001,000	1,098,597
Radnet Management, Inc. 04/01/18	10.375%	465,000	473,138
Rural/Metro Corp. Senior Unsecured(b) 07/15/19	10.125%	816,000	789,480
STHI Holding Corp. Secured(b) 03/15/18	8.000%	403,000	436,248
Tenet Healthcare Corp.(b) Senior Secured 06/01/20	4.750%	914,000	927,710
Senior Unsecured 02/01/20	6.750%	716,000	737,480
Truven Health Analytics, Inc. Senior Unsecured(b) 06/01/20	10.625%	548,000	583,620
United Surgical Partners International, Inc. 04/01/20	9.000%	680,000	754,800

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Universal Hospital Services, Inc. Secured(b) 08/15/20	7.625%	343,000	361,436
VWR Funding, Inc.(b) 09/15/17	7.250%	72,000	75,420
Vanguard Health Holding Co. II LLC/Inc. 02/01/18	8.000%	1,595,000	1,650,825
02/01/19	7.750%	682,000	705,870
Vanguard Health Holding Co. II LLC/Inc.(b) 02/01/19	7.750%	309,000	318,270
Total			33,588,357
Healthcare Insurance 0.2%
AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%	655,000	786,000
Aetna, Inc. Senior Unsecured 11/15/22	2.750%	930,000	922,343
WellPoint, Inc. Senior Unsecured 02/15/19	7.000%	505,000	628,401
Total			2,336,744
Home Construction 0.4%
Beazer Homes USA, Inc. 05/15/19	9.125%	362,000	378,742
KB Home 03/15/20	8.000%	498,000	565,230
09/15/22	7.500%	344,000	376,250
Meritage Homes Corp. 04/01/22	7.000%	462,000	502,425
Shea Homes LP/Funding Corp. Senior Secured 05/15/19	8.625%	706,000	780,130
Taylor Morrison Communities, Inc./Monarch, Inc.(b) 04/15/20	7.750%	250,000	265,000
04/15/20	7.750%	983,000	1,041,980
Total			3,909,757
Independent Energy 5.5%
Anadarko Petroleum Corp. Senior Unsecured 09/15/16	5.950%	3,990,000	4,593,013
Antero Resources Finance Corp. 12/01/17	9.375%	73,000	80,118
08/01/19	7.250%	258,000	281,220
Canadian Oil Sands Ltd. Senior Unsecured(b) 04/01/42	6.000%	885,000	1,039,372

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carrizo Oil & Gas, Inc. 10/15/18	8.625%	1,083,000	1,169,640
Chaparral Energy, Inc. 09/01/21	8.250%	747,000	810,495
11/15/22	7.625%	297,000	312,593
Chesapeake Energy Corp. 08/15/20	6.625%	1,355,000	1,458,319
02/15/21	6.125%	2,851,000	2,957,912
Cimarex Energy Co. 05/01/22	5.875%	1,480,000	1,620,600
Comstock Resources, Inc. 06/15/20	9.500%	1,702,000	1,829,650
Concho Resources, Inc. 01/15/21	7.000%	875,000	975,625
01/15/22	6.500%	1,430,000	1,573,000
04/01/23	5.500%	648,000	678,780
Continental Resources, Inc. 10/01/19	8.250%	104,000	116,480
10/01/20	7.375%	6,000	6,780
04/01/21	7.125%	1,598,000	1,801,745
09/15/22	5.000%	3,282,000	3,536,355
EP Energy Holdings LLC/Bond Co., Inc. PIK Senior Unsecured(b) 12/15/17	8.125%	551,000	546,179
EP Energy LLC/Everest Acquisition Finance, Inc. 09/01/22	7.750%	172,000	182,320
Senior Secured 05/01/19	6.875%	1,175,000	1,280,750
EP Energy LLC/Finance, Inc. Senior Unsecured 05/01/20	9.375%	1,767,000	1,992,292
Halcon Resources Corp.(b) 05/15/21	8.875%	670,000	710,200
Kodiak Oil & Gas Corp. 12/01/19	8.125%	3,556,000	3,920,490
Laredo Petroleum, Inc. 02/15/19	9.500%	2,975,000	3,324,562
05/01/22	7.375%	356,000	386,260
MEG Energy Corp.(b) 03/15/21	6.500%	1,185,000	1,247,213
01/30/23	6.375%	749,000	780,833
Novatek Finance Ltd. Senior Unsecured(b) 02/03/21	6.604%	2,000,000	2,331,026
Oasis Petroleum, Inc. 02/01/19	7.250%	1,990,000	2,139,250
11/01/21	6.500%	1,254,000	1,332,375
01/15/23	6.875%	443,000	475,118

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Plains Exploration & Production Co. 11/15/20	6.500%	2,329,000	2,579,367
02/15/23	6.875%	1,758,000	2,008,515
QEP Resources, Inc. Senior Unsecured 03/01/21	6.875%	1,145,000	1,319,612
10/01/22	5.375%	1,697,000	1,824,275
05/01/23	5.250%	1,491,000	1,595,370
Range Resources Corp. 06/01/21	5.750%	1,450,000	1,551,500
SM Energy Co. Senior Unsecured 11/15/21	6.500%	621,000	664,470
01/01/23	6.500%	405,000	433,350
Sandridge Energy, Inc. 10/15/22	8.125%	76,000	83,220
Whiting Petroleum Corp. 10/01/18	6.500%	74,000	79,550
Total			57,629,794
Integrated Energy 0.1%
Lukoil International Finance BV(b) 11/09/20	6.125%	1,200,000	1,387,575
Life Insurance 0.2%
Prudential Financial, Inc. Senior Unsecured 05/12/41	5.625%	1,395,000	1,590,186
Lodging —%
Choice Hotels International, Inc. 07/01/22	5.750%	431,000	477,332
Media Cable 1.6%
CCO Holdings LLC/Capital Corp. 04/30/20	8.125%	1,867,000	2,105,043
01/31/22	6.625%	180,000	196,650
09/30/22	5.250%	1,252,000	1,267,650
CSC Holdings LLC Senior Unsecured(b) 11/15/21	6.750%	1,953,000	2,165,389
Cablevision Systems Corp. Senior Unsecured 04/15/20	8.000%	535,000	602,544
09/15/22	5.875%	928,000	929,160
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(b) 09/15/20	6.375%	849,000	884,021
Comcast Corp. 08/15/37	6.950%	530,000	718,715
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DISH DBS Corp. 09/01/19	7.875%	2,212,000	2,621,220
06/01/21	6.750%	1,618,000	1,844,520
07/15/22	5.875%	173,000	185,975
DirecTV Holdings LLC/Financing Co., Inc. 03/15/42	5.150%	975,000	986,147
Quebecor Media, Inc. Senior Unsecured(b) 01/15/23	5.750%	1,035,000	1,090,631
Time Warner Cable, Inc. 07/01/18	6.750%	5,000	6,246
02/01/20	5.000%	19,000	22,130
Unitymedia Hessen GmbH & Co. KG NRW Senior Secured(b) 01/15/23	5.500%	990,000	1,022,175
Videotron Ltd. 07/15/22	5.000%	7,000	7,341
WaveDivision Escrow LLC/Corp. Senior Unsecured(b) 09/01/20	8.125%	27,000	27,945
Total			16,683,502
Media Non-Cable 4.0%
AMC Networks, Inc. 07/15/21	7.750%	2,826,000	3,228,705
12/15/22	4.750%	233,000	234,165
British Sky Broadcasting Group PLC(b) 11/26/22	3.125%	2,735,000	2,725,482
Clear Channel Communications, Inc. 08/01/16	10.750%	728,000	549,640
Clear Channel Worldwide Holdings, Inc. 03/15/20	7.625%	2,299,000	2,316,242
Clear Channel Worldwide Holdings, Inc.(b) 11/15/22	6.500%	709,000	728,498
11/15/22	6.500%	1,917,000	1,988,888
Getty Images, Inc. Senior Notes(b) 10/15/20	7.000%	1,274,000	1,302,665
Hughes Satellite Systems Corp. 06/15/21	7.625%	605,000	688,188
Senior Secured 06/15/19	6.500%	2,203,000	2,428,807
Intelsat Jackson Holdings SA Senior Unsecured 04/01/21	7.500%	680,000	749,700
Intelsat Luxembourg SA PIK 02/04/17	11.500%	2,048,000	2,176,000

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lamar Media Corp.(b) 05/01/23	5.000%	1,420,000	1,459,050
NBCUniversal Media LLC Senior Unsecured 01/15/43	4.450%	670,000	678,467
National CineMedia LLC Senior Secured 04/15/22	6.000%	1,075,000	1,139,500
News America, Inc. 12/15/35	6.400%	55,000	68,274
News America, Inc.(b) 09/15/22	3.000%	5,490,000	5,514,710
Nielsen Finance LLC/Co.(b) 10/01/20	4.500%	2,004,000	1,993,980
Reed Elsevier Capital, Inc.(b) 10/15/22	3.125%	980,000	964,157
Salem Communications Corp. Secured 12/15/16	9.625%	1,946,000	2,155,195
Starz LLC/Finance Corp. Senior Unsecured(b) 09/15/19	5.000%	406,000	416,150
TCM Sub LLC(b) 01/15/15	3.550%	2,650,000	2,780,991
Univision Communications, Inc.(b) 05/15/21	8.500%	1,270,000	1,317,625
Senior Secured 05/15/19	6.875%	1,585,000	1,648,400
11/01/20	7.875%	1,930,000	2,084,400
09/15/22	6.750%	228,000	235,410
Total			41,573,289
Metals 1.6%
Alpha Natural Resources, Inc. 04/15/18	9.750%	1,365,000	1,474,200
06/01/19	6.000%	1,063,000	985,933
ArcelorMittal Senior Unsecured(c) 03/01/41	7.250%	1,122,000	1,040,655
Arch Coal, Inc. 06/15/19	7.000%	289,000	268,770
06/15/21	7.250%	126,000	116,235
Arch Coal, Inc.(b) 06/15/19	9.875%	1,145,000	1,190,800
CONSOL Energy, Inc. 04/01/20	8.250%	481,000	520,683
Calcipar SA Senior Secured(b) 05/01/18	6.875%	1,709,000	1,743,180

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FMG Resources August 2006 Proprietary Ltd.(b) 11/01/19	8.250%	2,315,000	2,471,262
Inmet Mining Corp.(b) 06/01/20	8.750%	2,245,000	2,452,662
06/01/21	7.500%	546,000	566,475
JMC Steel Group, Inc. Senior Notes(b) 03/15/18	8.250%	824,000	861,080
Metalloinvest Finance Ltd.(b) 07/21/16	6.500%	1,000,000	1,033,537
Peabody Energy Corp. 11/15/18	6.000%	1,204,000	1,279,250
Rain CII Carbon LLC/Corp. Senior Secured(b) 12/01/18	8.000%	1,217,000	1,238,298
Total			17,243,020
Non-Captive Consumer 0.3%
SLM Corp. Senior Unsecured 03/25/20	8.000%	936,000	1,069,380
Springleaf Finance Corp. Senior Unsecured 12/15/17	6.900%	1,903,000	1,703,185
Total			2,772,565
Non-Captive Diversified 2.4%
Ally Financial, Inc. 03/15/20	8.000%	5,794,000	7,097,650
09/15/20	7.500%	791,000	955,132
CIT Group, Inc. Senior Unsecured 05/15/20	5.375%	900,000	983,250
CIT Group, Inc.(b) Senior Secured 04/01/18	6.625%	1,415,000	1,598,950
Senior Unsecured 02/15/19	5.500%	3,246,000	3,521,910
General Electric Capital Corp. Senior Unsecured 10/17/21	4.650%	5,110,000	5,830,694
International Lease Finance Corp. Senior Unsecured 09/01/17	8.875%	875,000	1,028,125
04/01/19	5.875%	359,000	378,386
05/15/19	6.250%	533,000	567,645
12/15/20	8.250%	1,436,000	1,712,430
01/15/22	8.625%	1,094,000	1,351,090
Total			25,025,262

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.9%
Atwood Oceanics, Inc. Senior Unsecured 02/01/20	6.500%	2,843,000	3,056,225
Green Field Energy Services, Inc.(b) Senior Secured 11/15/16	13.250%	1,854,000	1,854,000
11/15/16	13.250%	44,000	44,000
Offshore Group Investments Ltd. Senior Secured 08/01/15	11.500%	1,821,000	1,984,890
Oil States International, Inc. 06/01/19	6.500%	1,286,000	1,369,590
Oil States International, Inc.(b) 01/15/23	5.125%	824,000	835,330
Weatherford International Ltd. 03/15/13	5.150%	4,000	4,032
Total			9,148,067
Other Financial Institutions 0.1%
FTI Consulting, Inc.(b) 11/15/22	6.000%	544,000	563,040
Other Industry 0.2%
Interline Brands, Inc. 11/15/18	7.500%	1,397,000	1,508,760
SPL Logistics Escrow LLC/Finance Corp. Senior Secured(b) 08/01/20	8.875%	669,000	714,157
Total			2,222,917
Packaging 0.5%
Berry Plastics Corp. Secured 01/15/21	9.750%	810,000	933,525
Reynolds Group Issuer, Inc./LLC 08/15/19	9.875%	2,358,000	2,523,060
Senior Secured 08/15/19	7.875%	836,000	930,050
Reynolds Group Issuer, Inc./LLC(b) Senior Secured 10/15/20	5.750%	365,000	376,862
Sealed Air Corp.(b) 09/15/21	8.375%	384,000	438,720
Total			5,202,217

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 0.4%
Catalent Pharma Solutions, Inc.(b) 10/15/18	7.875%	890,000	896,675
Jaguar Holding Co. I Senior Unsecured PIK(b) 10/15/17	9.375%	557,000	584,850
Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(b) 12/01/19	9.500%	435,000	493,725
VPI Escrow Corp.(b) 10/15/20	6.375%	1,381,000	1,481,122
Valeant Pharmaceuticals International Senior Notes(b) 10/15/20	6.375%	276,000	296,010
Warner Chilcott Co. LLC/Finance 09/15/18	7.750%	705,000	750,825
Total			4,503,207
Property & Casualty 0.4%
Alliant Holdings, Inc. Senior Unsecured(b) 12/15/20	7.875%	703,000	699,485
Hub International Ltd.(b) 10/15/18	8.125%	1,110,000	1,137,750
Liberty Mutual Group, Inc.(b) 05/01/22	4.950%	2,240,000	2,441,347
Total			4,278,582
Railroads 0.2%
CSX Corp. Senior Unsecured 04/15/41	5.500%	1,195,000	1,431,831
03/15/44	4.100%	440,000	434,342
Union Pacific Corp. Senior Unsecured 08/15/18	5.700%	385,000	467,247
Total			2,333,420
Refining 0.1%
Marathon Petroleum Corp. Senior Unsecured 03/01/41	6.500%	600,000	760,234
Phillips 66(b) 05/01/17	2.950%	275,000	291,455
Total			1,051,689

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Restaurants 0.3%
Shearer's Foods, Inc. LLC Senior Secured(b) 11/01/19	9.000%		664,000	697,200
Yum! Brands, Inc. Senior Unsecured 09/15/19	5.300%		1,726,000	2,017,031
Total				2,714,231
Retailers 0.7%
99 Cent Only Stores 12/15/19	11.000%		627,000	717,131
AutoNation, Inc. 02/01/20	5.500%		88,000	94,380
Burlington Coat Factory Warehouse Corp. 02/15/19	10.000%		1,005,000	1,085,400
Jo-Ann Stores, Inc. Senior Unsecured(b) 03/15/19	8.125%		732,000	744,810
Limited Brands, Inc. 02/15/22	5.625%		811,000	881,963
Penske Automotive Group, Inc.(b) 10/01/22	5.750%		660,000	679,800
Rite Aid Corp. 03/15/20	9.250%		329,000	350,385
Senior Secured 08/15/20	8.000%		1,280,000	1,462,400
Senior Unsecured 02/15/27	7.700%		934,000	798,570
Sally Holdings LLC/Capital, Inc. 11/15/19	6.875%		585,000	646,425
Total				7,461,264
Supranational 0.4%
Asian Development Bank Senior Unsecured 06/21/27	2.350%	JPY	120,000,000	1,567,228
European Investment Bank Senior Unsecured 06/20/17	1.400%	JPY	189,000,000	2,282,743
International Finance Corp. 02/28/13	7.500%	AUD	120,000	125,428
Total				3,975,399
Technology 2.1%
Alliance Data Systems Corp.(b) 12/01/17	5.250%		828,000	840,420
04/01/20	6.375%		557,000	584,850

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Amkor Technology, Inc. Senior Unsecured 06/01/21	6.625%	1,893,000	1,888,267
Amkor Technology, Inc.(b) Senior Unsecured 10/01/22	6.375%	646,000	636,310
Anixter, Inc. 05/01/19	5.625%	302,000	317,855
Brocade Communications Systems, Inc. Senior Secured 01/15/20	6.875%	864,000	930,960
CDW LLC/Finance Corp. 04/01/19	8.500%	2,440,000	2,641,300
Senior Secured 12/15/18	8.000%	1,153,000	1,275,506
Cardtronics, Inc. 09/01/18	8.250%	1,143,000	1,268,730
Equinix, Inc. Senior Unsecured 07/15/21	7.000%	510,000	566,100
First Data Corp. 01/15/21	12.625%	1,427,000	1,501,918
First Data Corp.(b) Secured 01/15/21	8.250%	725,000	725,000
Senior Secured 06/15/19	7.375%	1,488,000	1,543,800
08/15/20	8.875%	1,305,000	1,422,450
11/01/20	6.750%	764,000	773,550
Freescale Semiconductor, Inc. Senior Secured(b) 04/15/18	9.250%	1,195,000	1,305,538
Interactive Data Corp. 08/01/18	10.250%	1,525,000	1,715,625
NXP BV/Funding LLC Senior Secured(b) 08/01/18	9.750%	185,000	215,525
Nuance Communications, Inc.(b) 08/15/20	5.375%	1,778,000	1,858,010
Total			22,011,714
Textile 0.1%
PVH Corp. Senior Unsecured 12/15/22	4.500%	666,000	672,660
Transportation Services 0.3%
Avis Budget Car Rental LLC/Finance, Inc. 01/15/19	8.250%	471,000	520,455
03/15/20	9.750%	695,000	802,725

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ERAC U.S.A. Finance LLC(b) 07/01/13	2.750%	330,000	333,002
10/01/20	5.250%	305,000	350,954
Hertz Corp. (The) 01/15/21	7.375%	872,000	959,200
Hertz Corp. (The)(b) 10/15/20	5.875%	365,000	381,425
10/15/22	6.250%	39,000	41,535
Total			3,389,296
Wireless 1.6%
Cricket Communications, Inc. 10/15/20	7.750%	1,096,000	1,117,920
Crown Castle International Corp. Senior Unsecured(b) 01/15/23	5.250%	1,430,000	1,530,100
SBA Telecommunications, Inc.(b) 07/15/20	5.750%	1,828,000	1,942,250
Sprint Capital Corp. 11/15/28	6.875%	1,695,000	1,762,800
Sprint Nextel Corp.(b) 11/15/18	9.000%	4,182,000	5,164,770
03/01/20	7.000%	585,000	680,063
United States Cellular Corp. Senior Unsecured 12/15/33	6.700%	780,000	818,408
VimpelCom Holdings BV(b) 03/01/22	7.504%	1,500,000	1,719,375
Wind Acquisition Finance SA(b) Secured 07/15/17	11.750%	885,000	927,037
Senior Secured 02/15/18	7.250%	1,607,000	1,629,498
Total			17,292,221
Wirelines 2.3%
AT&T, Inc. Senior Unsecured 02/15/39	6.550%	1,645,000	2,161,716
09/01/40	5.350%	1,055,000	1,228,598
AT&T, Inc.(b)
Senior Unsecured
06/15/45	4.350%	660,000	661,896
CyrusOne LLP./Finance Corp.(b) 11/15/22	6.375%	824,000	859,020
Embarq Corp. Senior Unsecured 06/01/36	7.995%	5,210,000	5,754,554

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Frontier Communications Corp. Senior Unsecured 10/01/18	8.125%	795,000	914,250
04/15/20	8.500%	1,004,000	1,154,600
07/01/21	9.250%	329,000	385,753
04/15/22	8.750%	449,000	520,840
Integra Telecom Holdings, Inc. Senior Secured(b) 04/15/16	10.750%	63,000	66,071
Level 3 Communications, Inc. Senior Unsecured 02/01/19	11.875%	1,341,000	1,545,502
Level 3 Communications, Inc.(b) Senior Unsecured 06/01/19	8.875%	269,000	286,485
Level 3 Financing, Inc. 02/01/18	10.000%	986,000	1,099,390
04/01/19	9.375%	623,000	696,203
07/01/19	8.125%	1,008,000	1,098,720
Level 3 Financing, Inc.(b) 06/01/20	7.000%	80,000	83,600
PAETEC Holding Corp. 12/01/18	9.875%	1,845,000	2,112,525
Qtel International Finance Ltd.(b) 10/19/25	5.000%	800,000	900,865
Verizon Communications, Inc. Senior Unsecured 11/01/42	3.850%	335,000	331,235
Verizon New York, Inc. 04/01/32	7.375%	262,000	347,139
Windstream Corp. 09/01/18	8.125%	50,000	54,625
Zayo Group LLC/Capital, Inc. 07/01/20	10.125%	788,000	896,350
tw telecom holdings, Inc.(b) 10/01/22	5.375%	416,000	435,760
Total			23,595,697
Total Corporate Bonds & Notes (Cost: $457,510,636)			491,731,874

Residential Mortgage-Backed Securities — Agency(g) 11.8%

Federal Home Loan Mortgage Corp.(c)(h)(i) CMO IO STRIPS Series 281 Class S1 10/15/42	5.791%	6,954,838	1,889,150

Residential Mortgage-Backed Securities — Agency(g) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 2957 Class SW 04/15/35	5.791%	4,852,183	876,489
CMO IO Series 3122 Class IS 03/15/36	6.491%	4,428,380	637,410
CMO IO Series 3550 Class EI 07/15/39	6.191%	5,622,990	1,007,840
CMO IO Series 3761 Class KS 06/15/40	5.791%	5,622,764	825,432
CMO IO Series 3960 Class SL 11/15/41	6.291%	13,988,419	3,630,623
CMO IO Series 4073 Class AS 08/15/38	5.841%	8,844,165	1,664,914
CMO IO Series 4093 Class SD 01/15/38	6.491%	3,935,997	1,069,560
Federal Home Loan Mortgage Corp.(h) 10/01/26	8.000%	47,837	52,399
Federal National Mortgage Association(c)(h)(i) CMO IO Series 2006-5 Class N1 08/25/34	2.275%	11,674,646	587,179
CMO IO Series 2006-5 Class N2 02/25/35	2.248%	17,675,386	1,159,224
CMO IO Series 2007-39 Class AI 05/25/37	5.910%	3,623,359	736,637
CMO IO Series 2010-135 Class MS 12/25/40	5.740%	3,731,525	731,039
CMO IO Series 2012-74 Class AS 03/25/39	5.840%	6,846,901	1,271,412
CMO IO Series 2012-80 Class AS 02/25/39	5.840%	6,887,024	1,706,892
CMO IO Series 2012-87 SQ 08/25/42	6.090%	4,578,261	1,202,252
Federal National Mortgage Association(h) 06/01/27	3.000%	11,050,377	11,837,284
04/01/42 - 06/01/42	3.500%	21,905,648	23,804,475
10/01/39 - 06/01/42	4.000%	7,739,738	8,301,795
03/01/39 - 07/01/39	4.500%	11,640,329	12,781,314
06/01/34 - 05/01/40	5.000%	1,441,281	1,565,807
02/01/37 - 08/01/38	6.000%	326,214	356,909
11/01/36	6.500%	446,662	497,659
Federal National Mortgage Association(h)(j) 01/01/28	2.500%	15,750,000	16,468,594
01/01/28	3.000%	15,000,000	15,832,032
Federal National Mortgage Association(h)(k) 04/01/38	5.000%	932,828	1,033,047
Government National Mortgage Association(c)(h)(i) CMO IO Series 2010-108 Class PI 02/20/38	5.889%	7,029,037	891,083

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Residential Mortgage-Backed Securities — Agency(g) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 2012-41 Class SA 03/20/42	6.389%	10,064,830	2,720,306
CMO IO Series 2012-48 Class SA 04/16/42	6.441%	2,082,406	438,651
Government National Mortgage Association(h) 04/15/40	4.500%	2,101,988	2,320,159
Government National Mortgage Association(h)(i) CMO IO Series 2010-167 Class GI 02/20/38	4.000%	3,604,709	405,854
CMO IO Series 2012-94 Class BI 05/20/37	4.000%	11,431,137	1,761,995
Government National Mortgage Association(h)(j) 01/01/43	3.000%	4,000,000	4,251,875
Total Residential Mortgage-Backed Securities — Agency (Cost: $122,279,395)			124,317,291

Residential Mortgage-Backed Securities — Non-Agency 4.6%

BCAP LLC Trust(b)(c)(h) CMO Series 2010-RR7 Class 17A7 03/26/36	5.019%	780,000	647,157
BCAP LLC Trust(b)(h) CMO Series 2010-RR7 Class 8A6 05/26/35	5.500%	1,145,000	1,133,637
Banc of America Funding Corp. CMO Series 2012-R5 Class A(b)(c)(h) 10/03/39	0.474%	3,397,757	3,288,769
Bayview Opportunity Master Fund Trust IIB LP(b)(c)(h) Series 2012-4NPL Class A 07/28/32	3.475%	2,649,998	2,684,675
Series 2012-5NPL Class A 10/28/32	2.981%	4,761,454	4,761,454
Castle Peak Loan Trust(b)(h) CMO Series 2011-1 Class 22A1 05/25/52	6.250%	377,998	377,998
CMO Series 2012-1A Class A1 05/25/52	5.000%	4,234,484	4,234,484
Citigroup Mortgage Loan Trust, Inc.(b)(c)(h) CMO Series 2009-3 Class 4A3 10/25/33	2.508%	2,635,000	1,682,783
CMO Series 2009-4 Class 9A2 03/25/36	2.644%	1,365,000	1,088,237
CMO Series 2010-6 Class 2A2 09/25/35	2.654%	515,000	334,737
CMO Series 2010-6 Class 3A2 07/25/36	2.614%	2,215,000	1,956,998

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup Mortgage Loan Trust, Inc.(b)(h) CMO Series 2012-A Class A 06/25/51	2.500%	2,681,085	2,654,274
Credit Suisse Mortgage Capital Certificates(b)(c)(h) CMO Series 2011-4R Class 4A7 08/27/37	4.000%	3,880,000	3,840,426
CMO Series 2011-7R Class A1 08/28/47	1.460%	1,969,455	1,951,408
Series 2012-11 Class 3A2 06/28/47	1.212%	3,058,154	2,759,984
Credit Suisse Mortgage Capital Certificates(b)(h) Series 2012-11R Class 1A1 11/29/37	2.000%	4,000,000	3,997,500
Deutsche Mortgage Securities, Inc. CMO Series 2003-1 Class 1A7(h) 04/25/33	5.500%	1,300,468	1,345,859
JPMorgan Resecuritization Trust CMO Series 2010-5 Class 1A6(b)(c)(h) 04/26/37	4.500%	615,000	626,899
PennyMac Loan Trust(b)(c)(h) Series 2011-NPL1 Class A 09/25/51	5.250%	270,911	270,652
Series 2012-NPL1 Class A 05/28/52	3.422%	3,854,962	3,854,962
RBSSP Resecuritization Trust CMO Series 2010-12 Class 3A4(b)(c)(h) 06/27/32	4.000%	721,469	725,388
Residential Mortgage Asset Trust Series 2012-1A Class A1(b)(c)(h) 08/26/52	2.734%	3,680,573	3,740,957
Wells Fargo Mortgage-Backed Securities Trust CMO Series 2005-18 Class 2A6(h) 01/25/36	5.500%	489,222	492,234
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $48,762,198)			48,451,472
Commercial Mortgage-Backed Securities — Non-Agency 1.6%
Commercial Mortgage Pass-Through Certificates Series 2011-THL Class A(b)(h) 06/09/28	3.376%	964,788	978,118
DBUBS Mortgage Trust Series 2011-LC2A Class A1(b)(h) 07/10/44	3.527%	1,751,761	1,918,341
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-C6 Class A3(h) 05/15/45	3.507%	1,000,000	1,090,592

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Commercial Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Morgan Stanley Capital I, Inc.(c)(h) Series 2005-IQ10 Class A4A 09/15/42	5.230%		500,000	550,294
Morgan Stanley Capital I, Inc.(h) Series 2005-HQ5 Class A4 01/14/42	5.168%		2,635,000	2,825,392
Series 2005-HQ6 Class A4A 08/13/42	4.989%		175,000	191,191
Morgan Stanley Reremic Trust Series 2010-GG10 Class A4A(b)(c)(h) 08/15/45	5.789%		7,050,000	8,225,446
S2 Hospitality LLC Series 2012-LV1 Class A(b)(h) 04/15/25	4.500%		1,088,024	1,089,643
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $15,826,807)				16,869,017
Asset-Backed Securities — Non-Agency 0.2%
American Credit Acceptance Receivables Trust Series 2012-3 Class A(b) 11/15/16	1.640%		1,700,000	1,700,205
GMAC Mortgage Corp Loan Trust Series 2004-HE5 Class A5 (FGIC)(c) 09/25/34	5.865%		236,888	179,980
Total Asset-Backed Securities — Non-Agency (Cost: $1,936,826)				1,880,185
Inflation-Indexed Bonds(a) 1.1%
Uruguay 1.1%
Uruguay Government International Bond 04/05/27	4.250%	UYU	110,986,462	6,737,924
Senior Unsecured 12/15/28	4.375%	UYU	73,106,500	4,544,262
Total				11,282,186
Total Inflation-Indexed Bonds (Cost: $9,921,594)				11,282,186
U.S. Treasury Obligations 3.8%
U.S. Treasury 12/31/13	0.125%		3,103,400	3,101,460
05/31/17	0.625%		800,000	801,249
02/15/20	3.625%		10,070,000	11,766,171
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
02/15/22	2.000%		1,215,000	1,256,481
08/15/22	1.625%		1,490,000	1,480,223
11/15/41	3.125%		10,080,000	10,550,927
02/15/42	3.125%		40,000	41,825
05/15/42	3.000%		165,000	168,094
08/15/42	2.750%		10,705,000	10,337,016
Total U.S. Treasury Obligations (Cost: $37,470,214)				39,503,446
Foreign Government Obligations(a) 21.5%
Argentina 0.3%
Argentina Boden Bonds Senior Unsecured 10/03/15	7.000%		1,595,000	1,451,450
Argentina Bonar Bonds Senior Unsecured 04/17/17	7.000%		836,000	706,420
Provincia de Buenos Aires Senior Unsecured(b) 01/26/21	10.875%		1,110,000	821,400
Provincia de Cordoba Senior Unsecured(b) 08/17/17	12.375%		880,000	726,000
Total				3,705,270
Australia 0.7%
Treasury Corp. of Victoria Local Government Guaranteed 11/15/16	5.750%	AUD	3,850,000	4,362,499
06/15/20	6.000%	AUD	2,550,000	3,037,556
Total				7,400,055
Brazil 1.0%
Brazilian Government International Bond Senior Unsecured 01/05/24	8.500%	BRL	3,250,000	1,932,540
01/20/34	8.250%		2,285,000	3,844,512
Morgan Stanley Senior Unsecured 10/22/20	11.500%	BRL	3,415,000	1,938,889
Petrobras International Finance Co. 03/15/19	7.875%		1,535,000	1,917,332
01/27/21	5.375%		600,000	674,160
Total				10,307,433

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Canada 0.8%
Canadian Government Bond 06/01/18	4.250%	CAD	500,000	576,048
06/01/19	3.750%	CAD	6,600,000	7,522,156
06/01/23	8.000%	CAD	85,000	134,877
Total				8,233,081
Colombia 1.0%
Colombia Government International Bond Senior Unsecured 05/21/24	8.125%		285,000	428,925
01/18/41	6.125%		2,070,000	2,823,609
Ecopetrol SA Senior Unsecured 07/23/19	7.625%		1,200,000	1,551,000
Empresa de Energia de Bogota SA Senior Unsecured(b) 11/10/21	6.125%		1,050,000	1,177,096
Empresas Publicas de Medellin ESP Senior Unsecured(b) 02/01/21	8.375%	COP	5,280,000,000	3,451,572
Transportadora de Gas Internacional SA ESP Senior Unsecured(b) 03/20/22	5.700%		1,000,000	1,103,876
Total				10,536,078
Dominican Republic 0.3%
Dominican Republic International Bond(b) Senior Unsecured 05/06/21	7.500%		1,675,000	1,942,551
04/20/27	8.625%		1,300,000	1,565,200
Total				3,507,751
El Salvador 0.1%
El Salvador Government International Bond Senior Unsecured(b) 02/01/41	7.625%		600,000	681,000
Finland 0.2%
Finland Government Bond Senior Unsecured 07/04/15	4.250%	EUR	1,160,000	1,692,363
France 1.0%
France Government Bond OAT 04/25/17	3.750%	EUR	450,000	674,759
10/25/18	4.250%	EUR	1,000,000	1,563,241
04/25/19	4.250%	EUR	4,080,000	6,412,987
04/25/29	5.500%	EUR	1,160,000	2,121,858
Total				10,772,845

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Georgia —%
Georgian Railway JSC Senior Unsecured(b) 07/11/22	7.750%		442,000	504,380
Germany 1.5%
Bundesrepublik Deutschland 06/20/16	6.000%	EUR	245,000	388,918
07/04/17	4.250%	EUR	4,260,000	6,632,772
01/04/19	3.750%	EUR	5,555,000	8,712,300
Total				15,733,990
Hungary 0.1%
Hungary Government International Bond Senior Unsecured 02/03/15	4.750%		80,000	82,400
Magyar Export-Import Bank RT(b) 02/12/18	5.500%		500,000	504,990
Total				587,390
Indonesia 1.5%
Indonesia Government International Bond(b) Senior Unsecured 04/20/15	7.250%		1,655,000	1,863,944
03/13/20	5.875%		5,630,000	6,784,150
Indonesia Treasury Bond Senior Unsecured 06/15/15	9.500%	IDR	6,476,000,000	747,158
07/15/17	10.000%	IDR	4,979,000,000	624,705
09/15/19	11.500%	IDR	8,500,000,000	1,202,698
07/15/22	10.250%	IDR	10,680,000,000	1,505,965
09/15/24	10.000%	IDR	4,500,000,000	637,402
Majapahit Holding BV(b) 08/07/19	8.000%		1,000,000	1,265,000
06/29/37	7.875%		540,000	741,150
Total				15,372,172
Japan 0.3%
Japan Government 10-Year Bond Senior Unsecured 12/20/18	1.400%	JPY	15,000,000	184,821
Japan Government 20-Year Bond Senior Unsecured 09/20/26	2.200%	JPY	270,000,000	3,508,242
Total				3,693,063
Kazakhstan 0.3%
KazMunaiGaz Finance Sub BV(b) 07/02/18	9.125%		1,875,000	2,479,687

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Senior Unsecured 04/09/21	6.375%		600,000	734,280
Total				3,213,967
Latvia 0.1%
Republic of Latvia Senior Unsecured(b) 06/16/21	5.250%		650,000	755,630
Lithuania 0.2%
Lithuania Government International Bond(b) Senior Unsecured 03/09/21	6.125%		600,000	737,590
02/01/22	6.625%		1,250,000	1,596,241
Total				2,333,831
Malaysia —%
Petronas Capital Ltd. 08/12/19	5.250%		75,000	89,016
Mexico 1.8%
Comision Federal De Electricidad Senior Unsecured(b) 02/14/42	5.750%		300,000	339,750
Mexican Bonos 06/16/16	6.250%	MXN	2,000,000	1,609,265
12/15/16	7.250%	MXN	500,000	417,477
12/13/18	8.500%	MXN	3,663,500	3,316,283
06/09/22	6.500%	MXN	3,500,000	2,932,079
06/03/27	7.500%	MXN	2,515,000	2,263,553
Mexico Government International Bond Senior Unsecured 01/11/40	6.050%		1,430,000	1,917,630
Pemex Finance Ltd. Senior Unsecured 11/15/18	9.150%		310,000	383,719
Senior Unsecured (NPFGC) 08/15/17	10.610%		215,000	259,786
Pemex Project Funding Master Trust 03/01/18	5.750%		2,420,000	2,825,350
01/21/21	5.500%		1,000,000	1,168,500
Petroleos Mexicanos 06/02/41	6.500%		1,000,000	1,255,000
Total				18,688,392
Mongolia 0.1%
Mongolia Government International Bond Senior Unsecured(b) 12/05/22	5.125%		700,000	684,668

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Netherlands 0.4%
Netherlands Government Bond(b) 07/15/16	4.000%	EUR	2,565,000	3,834,628
New Zealand 0.2%
New Zealand Government Bond Senior Unsecured 05/15/21	6.000%	NZD	2,725,000	2,676,890
Norway 0.8%
Norway Government Bond 05/19/17	4.250%	NOK	40,900,000	8,197,507
Peru 0.5%
Corporacion Financiera de Desarrollo SA Senior Unsecured(b) 02/08/22	4.750%		1,000,000	1,097,152
Peruvian Government International Bond Senior Unsecured 05/03/16	8.375%		510,000	627,555
07/21/25	7.350%		1,210,000	1,753,290
11/21/33	8.750%		205,000	356,187
11/18/50	5.625%		700,000	907,550
Peruvian Government International Bond(b) Senior Unsecured 08/12/20	7.840%	PEN	1,500,000	740,627
Total				5,482,361
Philippines 0.3%
Philippine Government International Bond Senior Unsecured 01/15/21	4.950%	PHP	14,000,000	371,399
01/14/36	6.250%	PHP	46,000,000	1,333,933
Power Sector Assets & Liabilities Management Corp.(b) Government Guaranteed 05/27/19	7.250%		720,000	924,300
12/02/24	7.390%		610,000	850,275
Total				3,479,907
Poland 1.0%
Poland Government Bond 10/24/15	6.250%	PLN	13,600,000	4,759,682
10/25/19	5.500%	PLN	9,280,000	3,391,158
Poland Government International Bond Senior Unsecured 03/23/22	5.000%		2,250,000	2,657,250
Total				10,808,090

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Qatar 0.1%
Nakilat, Inc. Senior Secured(b) 12/31/33	6.067%		180,000	217,800
Qatar Government International Bond Senior Unsecured(b) 01/20/22	4.500%		600,000	688,500
Total				906,300
Republic of Namibia 0.1%
Namibia International Bonds Senior Unsecured(b) 11/03/21	5.500%		800,000	896,000
Republic of the Congo 0.1%
Republic of Congo Senior Unsecured(c) 06/30/29	3.000%		617,500	534,138
Romania 0.1%
Romanian Government International Bond Senior Unsecured(b) 02/07/22	6.750%		800,000	970,836
Russian Federation 1.6%
Gazprom OAO Via Gaz Capital SA(b) Senior Unsecured 04/11/18	8.146%		3,115,000	3,842,353
03/07/22	6.510%		1,460,000	1,741,050
Russian Foreign Bond — Eurobond Senior Unsecured 03/31/30	7.500%		142,600	183,155
Russian Foreign Bond — Eurobond(b) Senior Unsecured 03/10/18	7.850%	RUB	20,000,000	713,538
03/31/30	7.500%		3,561,125	4,573,909
Russian Railways via RZD Capital Ltd. Senior Unsecured 04/02/19	8.300%	RUB	16,000,000	543,273
Sberbank of Russia Via SB Capital SA Senior Unsecured(b) 02/07/22	6.125%		1,700,000	1,939,204
VTB Bank OJSC Via VTB Capital SA Senior Unsecured(b) 04/12/17	6.000%		600,000	648,600
Vnesheconombank Via VEB Finance PLC Senior Unsecured(b) 11/22/25	6.800%		2,190,000	2,682,750
Total				16,867,832

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
South Africa 0.1%
South Africa Government International Bond Senior Unsecured 03/09/20	5.500%		430,000	509,550
Transnet SOC Ltd. Senior Unsecured(b) 07/26/22	4.000%		700,000	703,432
Total				1,212,982
South Korea 0.2%
Export-Import Bank of Korea Senior Unsecured 04/11/22	5.000%		1,800,000	2,082,175
Sweden 0.8%
Sweden Government Bond 08/12/17	3.750%	SEK	43,765,000	7,561,466
12/01/20	5.000%	SEK	3,100,000	603,944
Total				8,165,410
Trinidad And Tobago 0.2%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(b) 08/14/19	9.750%		1,290,000	1,711,761
Turkey 1.0%
Turkey Government International Bond 01/14/41	6.000%		1,700,000	2,120,750
Senior Unsecured 03/30/21	5.625%		3,050,000	3,621,875
09/26/22	6.250%		250,000	311,625
02/05/25	7.375%		3,540,000	4,796,700
Total				10,850,950
Ukraine 0.1%
City of Kyiv Via Kyiv Finance PLC Senior Unsecured(b) 07/11/16	9.375%		600,000	554,268
National JSC Naftogaz of Ukraine Government Guaranteed 09/30/14	9.500%		335,000	345,085
Total				899,353
United Arab Emirates 0.2%
Abu Dhabi National Energy Co. Senior Unsecured(b) 12/13/21	5.875%		700,000	835,426
Dolphin Energy Ltd. Senior Secured(b) 12/15/21	5.500%		1,000,000	1,145,076
Total				1,980,502

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
United Kingdom 0.8%
United Kingdom Gilt 03/07/18	5.000%	GBP	1,400,000	2,743,245
09/07/19	3.750%	GBP	200,000	377,876
09/07/21	3.750%	GBP	500,000	953,958
03/07/25	5.000%	GBP	2,050,000	4,395,728
Total				8,470,807
Uruguay 0.1%
Uruguay Government International Bond Senior Unsecured PIK 01/15/33	7.875%		935,000	1,445,978
Venezuela 1.5%
Petroleos de Venezuela SA 04/12/17	5.250%		4,660,000	4,065,850
11/02/17	8.500%		5,835,000	5,762,063
02/17/22	12.750%		180,300	202,657
Venezuela Government International Bond Senior Unsecured 05/07/23	9.000%		5,636,000	5,466,920
Total				15,497,490
Total Foreign Government Obligations (Cost: $195,175,962)				225,464,272
Municipal Bonds —%
Issue Description	Coupon Rate	Principal Amount ($)		Value ($)
Cabazon Band Mission Indians Revenue Bonds Series 2004(b)(e)(l)(m) 10/01/11	13.000%		350,000	210,000
Total Municipal Bonds (Cost: $350,000)				210,000
Senior Loans 5.9%
Borrower	Weighted Average Coupon	Principal Amount ($)		Value ($)
Aerospace & Defense 0.1%
Huntington Ingalls Industries, Inc. Term Loan(c)(n) 03/30/16	2.750%		91,250	91,250

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Silver II Borrower SCA Term Loan(c)(j)(n) 11/20/19	5.000%	800,000	807,000
TransDigm, Inc. Tranche B2 Term Loan(c)(n) 02/14/17	4.000%	299,246	301,116
Total			1,199,366
Airlines 0.1%
Delta Air Lines, Inc.(c)(n) Tranche B1 Term Loan 10/18/18	5.250%	150,000	151,088
Tranche B2 Term Loan 04/18/16	4.250%	350,000	350,983
U.S. Airways Group, Inc. Term Loan(c)(n) 03/21/14	2.712%	486,111	478,941
United Air Lines, Inc. Tranche B Term Loan(c)(n) 02/01/14	2.250%	266,997	266,108
Total			1,247,120
Automotive 0.2%
Allison Transmission, Inc. Tranche B1 Term Loan(c)(n) 08/07/14	2.710%	123,801	124,239
Chrysler Group LLC Tranche B Term Loan(c)(n) 05/24/17	6.000%	395,489	403,288
Federal-Mogul Corp.(c)(n) Tranche B Term Loan 12/29/14	2.148%	196,793	180,804
Tranche C Term Loan 12/28/15	2.148%	100,405	92,247
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan(c)(n) 04/30/19	4.750%	300,000	301,641
Navistar, Inc. Tranche B Term Loan(c)(n) 08/17/17	7.000%	200,000	200,500
Schaeffler AG Tranche B2 Term Loan(c)(n) 01/27/17	6.000%	250,000	252,657
Total			1,555,376
Brokerage 0.1%
Nuveen Investments, Inc.(c)(n) 1st Lien Term Loan 05/13/17	5.811%	325,000	326,138
05/13/17	7.250%	125,000	125,430

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
2nd Lien Term Loan 02/28/19	8.250%	200,000	203,376
Total			654,944
Building Materials 0.1%
Custom Building Products, Inc. Term Loan(c)(j)(n) 12/14/19	6.000%	250,000	249,375
Roofing Supply Group LLC Term Loan(c)(n) 05/31/19	5.000%	223,565	224,589
Wilsonart LLC Term Loan(c)(n) 10/31/19	5.500%	225,000	226,406
Total			700,370
Chemicals 0.3%
AZ Chem U.S., Inc. Term Loan(c)(j)(n) 12/22/17	7.250%	50,000	50,479
AZ Chem U.S., Inc. Term Loan(c)(n) 12/22/17	7.250%	58,897	59,461
Ascend Performance Materials Operations LLC Tranche B Term Loan(c)(j)(n) 04/10/18	6.750%	300,000	298,125
Emerald Performance Materials LLC 1st Lien Term Loan(c)(n) 05/18/18	6.750%	99,500	99,500
Houghton International, Inc. 2nd Lien Term Loan(c)(n) 12/17/20	10.500%	500,000	493,125
Ineos U.S. Finance LLC Term Loan(c)(n) 05/04/18	6.500%	99,250	100,215
Nexeo Solutions LLC Term Loan(c)(n) 09/08/17	5.000%	98,992	97,075
Omnova Solutions, Inc. Term Loan(c)(n) 05/31/17	5.500%	343,860	347,298
PQ Corp. Tranche B Term Loan(c)(n) 04/15/17	5.250%	550,000	552,673
Trinseo Materials Operating SCA Term Loan(c)(n) 08/02/17	8.000%	310,870	302,371

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Tronox Pigments B.V.(c)(n) Delayed Draw Term Loan 02/08/18	4.250%	31,982	32,282
Term Loan 02/08/18	4.250%	117,268	118,368
Univar, Inc.(c)(j)(n) Tranche B Term Loan 06/30/17	5.000%	125,000	124,475
Univar, Inc.(c)(n) Tranche B Term Loan 06/30/17	5.000%	514,500	512,339
Total			3,187,786
Construction Machinery —%
Douglas Dynamics LLC Term Loan(c)(n) 04/18/18	5.750%	293,572	290,822
Manitowoc Co., Inc. (The) Tranche B Term Loan(c)(n) 11/13/17	4.250%	54,895	55,186
Total			346,008
Consumer Cyclical Services 0.1%
Acosta, Inc. Tranche D Term Loan(c)(n) 03/02/18	5.000%	318,018	320,800
IG Investments Holdings LLC Tranche B 1st Lien Term Loan(c)(n) 10/31/19	6.000%	200,000	201,500
KAR Auction Services, Inc. Term Loan(c)(n) 05/19/17	5.000%	274,579	277,119
Live Nation Entertainment, Inc. Tranche B Term Loan(c)(n) 11/07/16	4.500%	99,490	100,485
Sabre, Inc. Term Loan(c)(n) 09/30/17	5.962%	315,433	317,291
West Corp. Tranche B6 Term Loan(c)(n) 06/30/18	5.750%	199,000	201,834
Total			1,419,029
Consumer Products 0.1%
Affinion Group, Inc.(c)(j)(n) Tranche B Term Loan 07/16/15	6.500%	325,000	297,681
Affinion Group, Inc.(c)(n) Tranche B Term Loan 07/16/15	6.500%	295,710	270,852

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Fender Musical Instruments Corp.(c)(n) Delayed Draw Term Loan 06/09/14	2.470%	71,662	71,160
Term Loan 06/09/14	2.470%	141,817	140,824
Jarden Corp. Tranche B Term Loan(c)(n) 03/31/18	3.212%	147,560	148,207
Serta Simmons Holdings LLC Term Loan(c)(n) 10/01/19	5.000%	150,000	150,125
Total			1,078,849
Diversified Manufacturing 0.3%
Colfax Corp.(c)(j)(n) Tranche B Term Loan 01/11/19	4.500%	525,000	528,197
Colfax Corp.(c)(n) Tranche B Term Loan 01/11/19	4.500%	123,750	124,504
Generac Power System, Inc. Term Loan(c)(n) 05/30/18	6.250%	399,000	407,311
IMG Worldwide, Inc. Tranche B Term Loan(c)(n) 06/16/16	5.500%	369,375	370,298
MRC Global Tranche B Term Loan(c)(n) 11/08/19	6.250%	124,688	124,999
QS0001 Corp.(c)(j)(n) 1st Lien Term Loan 11/09/18	4.250%	525,000	529,268
QS0001 Corp.(c)(n) 2nd Lien Term Loan 05/11/20	9.250%	325,000	331,500
Rexnord LLC/RBS Global, Inc. Tranche B Term Loan(c)(n) 04/01/18	4.500%	274,312	276,255
Tomkins LLC/Inc. Tranche B1 Term Loan(c)(n) 09/29/16	4.250%	427,118	429,164
Total			3,121,496
Electric 0.2%
Calpine Corp.(c)(n) Term Loan 04/01/18	4.500%	147,750	149,018
04/01/18	4.500%	270,680	273,002
Equipower Resources Holdings LLC Tranche B 1st Lien Term Loan(c)(n) 12/21/18	5.500%	124,437	125,785

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Essential Power LLC Term Loan(c)(n) 08/08/19	5.500%	192,421	195,066
FREIF North American Power I LLC(c)(n) Tranche B Term Loan 03/29/19	6.000%	85,979	86,624
Tranche C Term Loan 03/29/19	6.000%	13,580	13,682
LSP Madison Funding LLC Term Loan(c)(n) 06/28/19	5.500%	95,100	96,468
NRG Energy, Inc. Term Loan(c)(n) 07/01/18	4.000%	295,500	298,387
TPF Generation Holdings LLC 1st Lien Synthetic Letter of Credit(c)(n) 12/15/13	2.311%	45,620	45,506
Texas Competitive Electric Holdings Co. LLC Term Loan(c)(n) 10/10/14	3.746%	624,903	470,046
Windsor Financing LLC Tranche B Term Loan(c)(e)(j)(n) 12/07/17	6.250%	125,000	125,156
Total			1,878,740
Entertainment 0.2%
24 Hour Fitness Worldwide, Inc. Tranche B Term Loan(c)(n) 04/22/16	7.500%	1,226,412	1,234,727
Alpha Topco Ltd. Tranche B2 Term Loan(c)(n) 04/30/19	6.000%	446,631	452,589
Cinemark USA, Inc. Term Loan(c)(n) 12/18/19	3.210%	325,000	324,662
Six Flags Theme Parks, Inc. Tranche B Term Loan(c)(n) 12/20/18	4.000%	84,620	84,922
Zuffa LLC Term Loan(c)(n) 06/19/15	7.500%	297,714	299,111
Total			2,396,011
Environmental 0.1%
ADS Waste Holdings, Inc. Term Loan(c)(n) 10/09/19	5.250%	100,000	101,125
EnviroSolutions Real Property Holdings, Inc. 2nd Lien Term Loan(c)(n) 07/29/14	8.000%	628,235	623,002

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
WCA Waste Corp. Term Loan(c)(n) 03/23/18	5.500%	99,250	99,746
Total			823,873
Food and Beverage 0.3%
AdvancePierre Foods, Inc. 1st Lien Term Loan(c)(n) 07/10/17	5.750%	750,000	757,500
Aramark Corp. Tranche C Term Loan(c)(j)(n) 07/26/16	3.515%	475,000	475,252
Del Monte Foods Co. Term Loan(c)(n) 03/08/18	4.500%	608,504	608,887
JBS U.S.A. LLC Term Loan(c)(n) 05/25/18	4.250%	98,500	98,131
Pinnacle Foods Finance LLC Tranche F Term Loan(c)(n) 10/17/18	4.750%	99,500	100,308
U.S. Foods, Inc. Term Loan(c)(n) 03/31/17	5.750%	220,624	220,417
Windsor Quality Food Co., Ltd. Tranche B Term Loan(c)(n) 02/16/17	5.000%	363,200	359,869
Total			2,620,364
Gaming 0.3%
Affinity Gaming LLC Term Loan(c)(n) 11/09/17	5.500%	99,250	100,118
Caesars Entertainment Operating Co., Inc. Tranche B2 Term Loan(c)(n) 01/28/15	3.210%	400,000	393,232
Caesars Octavius LLC Tranche B Term Loan(c)(n) 04/25/17	9.250%	325,000	329,875
Cannery Casino Resorts LLC(c)(n) 1st Lien Term Loan 10/02/18	6.000%	99,750	99,833
2nd Lien Term Loan 10/02/19	10.000%	100,000	94,917
Las Vegas Sands LLC(c)(n) Tranche B Term Loan 11/23/16	2.760%	130,907	131,088
Tranche I Delayed Draw Term Loan 11/23/16	2.760%	16,454	16,477

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
MGM Resorts International Tranche B Term Loan(c)(n) 12/20/19	4.250%	500,000	504,875
Peppermill Casinos, Inc.(c)(j)(n) Tranche B Term Loan 11/09/18	7.250%	150,000	146,063
Peppermill Casinos, Inc.(c)(n) Tranche B Term Loan 11/09/18	7.250%	250,000	243,437
Pinnacle Entertainment, Inc. Tranche A Term Loan(c)(n) 03/19/19	4.000%	272,938	274,302
ROC Finance LLC(c)(j)(n)(o) Tranche B Delayed Draw Term Loan 08/19/17	2.250%	8,333	8,583
08/19/17	2.250%	5,000	5,150
ROC Finance LLC(c)(n) Tranche B Term Loan 08/19/17	8.500%	111,667	115,017
Stockbridge/SBE Holdings Tranche B Term Loan(c)(n) 05/02/17	13.000%	125,000	124,375
Twin River Worldwide Holdings, Inc. Term Loan(c)(n) 11/05/15	8.500%	418,889	420,983
Total			3,008,325
Gas Pipelines —%
Energy Transfer Equity LP(c)(j)(n) Term Loan 03/24/17	3.750%	300,000	301,950
Energy Transfer Equity LP(c)(n) Term Loan 03/24/17	3.750%	100,000	100,650
Total			402,600
Health Care 0.5%
Alere, Inc. Tranche B Term Loan(c)(n) 06/30/17	4.750%	491,459	493,036
Bausch & Lomb, Inc. Term Loan(c)(n) 05/17/19	5.250%	199,000	200,421
Community Health Systems, Inc. Term Loan(c)(j)(n) 01/25/17	4.057%	825,000	829,430
ConvaTec, Inc. Term Loan(c)(n) 12/22/16	5.000%	314,601	318,008
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
DaVita, Inc. Tranche B Term Loan(c)(n) 11/01/19	4.000%	225,000	226,195
HCA, Inc. Tranche B3 Term Loan(c)(j)(n) 05/01/18	3.459%	800,000	801,664
Health Management Associates, Inc. Tranche B Term Loan(c)(n) 11/16/18	4.500%	123,750	124,619
IASIS Healthcare LLC Tranche B Term Loan(c)(n) 05/03/18	5.000%	639,739	640,737
MedAssets, Inc. Tranche B Term Loan(c)(j)(n) 12/11/19	4.000%	250,000	249,875
Onex Carestream Finance LP Term Loan(c)(n) 02/25/17	5.000%	368,236	366,509
Quintiles Transnational Corp. Tranche B2 Term Loan(c)(n) 06/08/18	4.500%	467,875	470,214
Select Medical Corp. Tranche B Term Loan(c)(n) 06/01/18	5.500%	123,125	123,494
inVentiv Health, Inc. Term Loan(c)(n) 08/04/16	7.500%	106,379	103,188
Total			4,947,390
Independent Energy —%
Plains Exploration & Production Co. Term Loan(c)(j)(n) 12/01/19	4.000%	325,000	326,017
Integrated Energy —%
Gibson Energy ULC Tranche B Term Loan(c)(n) 06/15/18	4.750%	120,414	122,069
Life Insurance —%
Alliant Holdings I, Inc. Term Loan(c)(j)(n) 11/26/19	5.000%	100,000	100,100
Media Cable 0.1%
Cequel Communications LLC Term Loan(c)(n) 02/14/19	4.000%	198,500	199,288

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
MCC Iowa LLC(c)(n) Tranche F Term Loan 10/23/17	4.500%	318,467	318,866
Tranche G Term Loan 01/20/20	4.000%	199,500	199,416
Mediacom Illinois LLC Tranche E Term Loan(c)(n) 10/23/17	4.500%	489,950	487,706
Total			1,205,276
Media Non-Cable 0.5%
Clear Channel Communications, Inc. Tranche B Term Loan(c)(n) 01/29/16	3.862%	558,510	460,335
Cumulus Media Holdings, Inc.(c)(n) 1st Lien Term Loan 09/17/18	4.500%	563,581	564,815
2nd Lien Term Loan 09/16/19	7.500%	350,000	360,063
Encompass Digital Media, Inc. Tranche B Term Loan(c)(n) 08/10/17	8.000%	447,750	451,108
Getty Images, Inc.(c)(j)(n) Term Loan 10/18/19	4.750%	550,000	550,000
Getty Images, Inc.(c)(n) Term Loan 10/18/19	4.750%	200,000	200,000
Granite Broadcasting Tranche B 1st Lien Term Loan(c)(n) 05/23/18	8.500%	199,000	198,503
Gray Television, Inc. Term Loan(c)(n) 10/12/19	4.750%	168,694	169,677
Hubbard Radio LLC 1st Lien Term Loan(c)(n) 04/28/17	5.250%	120,971	121,878
Intelsat Jackson Holdings SA Tranche B Term Loan(c)(n) 04/02/18	4.500%	297,739	300,034
National CineMedia LLC Term Loan(c)(n) 11/26/19	3.470%	200,000	199,750
Radio One, Inc. Term Loan(c)(n) 03/31/16	7.500%	390,943	395,505
Tribune Co. Tranche B Term Loan(c)(j)(n) 12/31/19	4.000%	225,000	224,438

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Univision Communications, Inc. 1st Lien Term Loan(c)(n) 03/31/17	4.462%	475,456	467,212
Van Wagner Communications LLC Term Loan(c)(n) 08/03/18	8.250%	150,000	151,376
Total			4,814,694
Metals 0.3%
Essar Steel Algoma, Inc. Term Loan(c)(n) 09/19/14	8.750%	124,688	122,817
FMG Resources August 2006 Proprietary Ltd.(c)(j)(n) Term Loan 10/18/17	5.250%	531,667	535,655
FMG Resources August 2006 Proprietary Ltd.(c)(n) Term Loan 10/18/17	5.250%	2,300,235	2,317,487
Metals USA, Inc. Tranche B Term Loan(c)(n) 12/14/19	6.250%	250,000	247,812
Novelis, Inc. Tranche B2 Term Loan(c)(n) 03/10/17	4.000%	222,187	223,994
Total			3,447,765
Non-Captive Consumer —%
Springleaf Financial Funding Co. Term Loan(c)(n) 05/10/17	5.500%	400,000	397,356
Non-Captive Diversified —%
Istar Financial, Inc. Term Loan(c)(n) 10/15/17	5.750%	240,998	242,606
Oil Field Services —%
FTS International, Inc. Term Loan(c)(n) 05/06/16	8.500%	330,307	273,494
Other Financial Institutions 0.1%
Alix Partners LLP(c)(j)(n) Tranche B2 1st Lien Term Loan 06/28/19	6.500%	300,000	303,375
Alix Partners LLP(c)(n) Tranche B2 1st Lien Term Loan 06/28/19	6.500%	149,250	150,929
Total			454,304

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Other Industry 0.1%
Advantage Sales & Marketing, Inc. 1st Lien Term Loan(c)(n) 12/18/17	5.250%	73,500	73,941
Harland Clarke Holdings Corp. Tranche B1 Term Loan(c)(n) 06/30/14	2.712%	293,782	282,974
On Assignment, Inc. Tranche B Term Loan(c)(n) 05/15/19	5.000%	114,414	115,701
Sensus U.S.A., Inc. 2nd Lien Term Loan(c)(n) 05/09/18	8.500%	350,000	350,000
WireCo WorldGroup, Inc. Term Loan(c)(n) 02/15/17	6.000%	249,375	253,739
Total			1,076,355
Packaging 0.2%
BWAY Holding Co. Term Loan(c)(n) 08/06/17	4.500%	143,000	144,001
Berry Plastics Holding Corp. Tranche C Term Loan(c)(n) 04/03/15	2.212%	796,373	791,316
Consolidated Container Co. LLC Term Loan(c)(n) 07/03/19	5.000%	399,000	399,331
Reynolds Group Holdings, Inc.(c)(j)(n) Term Loan 09/28/18	4.750%	350,000	353,808
Reynolds Group Holdings, Inc.(c)(n) Term Loan 09/28/18	4.750%	270,284	273,224
Total			1,961,680
Pharmaceuticals 0.2%
Endo Pharmaceuticals Holdings, Inc.(c)(n) Tranche A Term Loan 06/17/16	2.000%	115,625	115,576
Tranche B Term Loan 06/17/18	4.000%	28,670	28,892
Grifols, Inc. Tranche B Term Loan(c)(n) 06/01/17	4.500%	267,246	269,547
Par Pharma Tranche B Term Loan(c)(j)(n) 08/02/19	5.000%	500,000	499,065

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Patheon, Inc. Term Loan(c)(j)(n) 12/06/18	7.250%	225,000	223,875
Pharmaceutical Product Development, Inc. Term Loan(c)(n) 12/05/18	6.250%	99,000	100,467
RPI Finance Trust Term Loan(c)(n) 05/09/18	3.500%	396,246	399,218
Valeant Pharmaceuticals International, Inc. Tranche B Term Loan(c)(n) 02/13/19	4.250%	149,375	150,201
Total			1,786,841
Property & Casualty 0.1%
Asurion LLC 2nd Lien Term Loan(c)(n) 05/24/19	9.000%	222,930	229,154
HUB International Ltd. Term Loan(c)(j)(n) 06/13/17	4.709%	600,000	603,168
USI Holdings Corp. Tranche B Term Loan(c)(j)(n) 12/17/19	5.250%	300,000	299,001
Total			1,131,323
REITs —%
CB Richard Ellis Services, Inc. Tranche C Term Loan(c)(n) 03/04/18	3.462%	98,500	98,451
Restaurants —%
OSI Restaurant Partners LLC Term Loan(c)(n) 10/28/19	4.800%	150,000	151,374
Retailers 0.6%
Academy Ltd.(c)(j)(n) Term Loan 08/03/18	4.750%	275,000	276,425
Academy Ltd.(c)(n) Term Loan 08/03/18	4.750%	621,003	624,220
BJ Wholesale Club, Inc. Term Loan(c)(n) 09/26/19	5.750%	475,000	480,610
Bass Pro Group LLC Term Loan(c)(n) 11/20/19	4.000%	225,000	225,139

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Blue Buffalo Co., Ltd. Term Loan(c)(n) 08/08/19	6.500%	274,312	275,799
David's Bridal, Inc.(c)(j)(n) Term Loan 10/11/19	5.000%	200,000	200,334
David's Bridal, Inc.(c)(n) Term Loan 10/11/19	5.000%	300,000	300,501
General Nutrition Centers, Inc. Tranche B Term Loan(c)(n) 03/02/18	3.750%	424,614	425,136
J. Crew Group, Inc. Term Loan(c)(n) 03/07/18	4.500%	592,500	593,910
Jo-Ann Stores, Inc. Term Loan(c)(n) 03/16/18	4.750%	409,871	410,981
Neiman Marcus Group, Inc. (The) Term Loan(c)(n) 05/16/18	4.750%	475,000	475,119
Orchard Supply Hardware LLC Tranche B1 Term Loan(c)(n) 12/21/13	5.000%	458,216	387,958
Pantry, Inc. (The) Term Loan(c)(n) 08/03/19	5.750%	124,688	126,246
Party City Holdings, Inc. Term Loan(c)(n) 07/27/19	5.750%	548,625	554,194
Pep Boys Term Loan(c)(n) 10/11/18	5.000%	175,000	175,985
Pilot Travel Centers LLC Tranche B Term Loan(c)(j)(n) 08/07/19	4.250%	406,054	407,914
Toys 'R' Us — Delaware, Inc. Term Loan(c)(n) 09/01/16	6.000%	338,932	326,927
Total			6,267,398
Technology 0.5%
Aeroflex, Inc. Tranche B Term Loan(c)(n) 05/09/18	5.750%	668,833	672,318
Ancestry.com Term Loan(c)(j)(n) 11/30/18	7.000%	300,000	288,939

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
CommScope, Inc. Tranche 1 Term Loan(c)(n) 01/14/18	4.250%	620,787	623,630
Edwards (Cayman Islands II) Ltd.(c)(n) 1st Lien Term Loan 05/31/16	5.500%	200,997	201,059
05/31/16	5.500%	166,775	166,826
Freescale Semiconductor, Inc. Tranche B1 Term Loan(c)(n) 12/01/16	4.460%	297,085	290,401
Greeneden U.S. Holdings II LLC Term Loan(c)(n) 01/31/19	6.750%	248,125	250,142
Interactive Data Corp. Tranche B Term Loan(c)(n) 02/11/18	4.500%	191,611	192,368
Kasima LLC Term Loan(c)(n) 03/31/17	5.000%	147,375	147,375
Openlink International, Inc. Term Loan(c)(n) 10/30/17	7.750%	74,250	73,693
RP Crown Parent LLC 1st Lien Term Loan(c)(j)(n) 12/20/18	6.750%	300,000	299,625
Riverbed Technology, Inc. Term Loan(c)(j)(n) 12/18/19	4.000%	175,000	176,386
Rovi Solutions Corp./Guides, Inc. Tranche B2 Term Loan(c)(n) 03/29/19	4.000%	309,784	308,622
SCS Holdings I, Inc. Term Loan(c)(j)(n) 10/23/18	7.000%	175,000	176,094
Sensata Technology BV/Finance Co. LLC Term Loan(c)(j)(n) 05/13/18	3.750%	550,000	552,349
Syniverse Holdings, Inc. Term Loan(c)(n) 04/23/19	5.000%	398,000	400,985
Trans Union LLC Term Loan(c)(n) 02/10/18	5.500%	97,197	98,493
Verint Systems, Inc. Term Loan(c)(n) 10/27/17	4.500%	98,500	98,962
Total			5,018,267

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Textile —%
Springs Window Fashions LLC Tranche B Term Loan(c)(n) 05/31/17	6.000%	112,947	112,571
Transportation Services —%
Avis Budget Car Rental LLC Tranche C Term Loan(c)(n) 03/15/19	4.250%	173,688	174,730
Hertz Corp. (The) Letter of Credit(c)(n) 03/11/18	3.750%	250,000	244,375
Total			419,105
Wireless 0.1%
Cricket Communications, Inc. Term Loan(c)(n) 10/10/19	4.750%	75,000	75,313
Instant Web, Inc.(c)(n) Delayed Draw Term Loan 08/07/14	3.587%	13,758	10,559
Term Loan 08/07/14	3.587%	131,981	101,296
MetroPCS Wireless, Inc. Tranche B3 Term Loan(c)(n) 03/17/18	4.000%	692,674	693,325
Telesat Canada Tranche B Term Loan(c)(n) 03/28/19	4.250%	273,625	275,540
Total			1,156,033
Wirelines 0.1%
Alaska Communications Systems Holdings, Inc. Term Loan(c)(n) 10/21/16	5.500%	419,647	393,243
Integra Telecom Holdings, Inc. Term Loan(c)(n) 04/15/15	9.250%	223,852	223,758
Windstream Corp. Tranche B3 Term Loan(c)(n) 08/08/19	4.000%	248,750	250,151
Total			867,152
Total Senior Loans (Cost: $61,848,258)			62,017,878

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks —%

Issuer	Shares	Value ($)
Financials —%
Real Estate Investment Trusts (REITs) —%

Fairlane Management Corp.(d)(f)(p)	2,000	—

Total Financials		—
Total Common Stocks (Cost: $—)		—
Warrants —%
Energy —%
Energy Equipment & Services —%
Green Field Energy Services, Inc.(p)	1,854	57,474
Total Energy		57,474
Total Warrants (Cost: $75,032)		57,474

Options Purchased Calls —%

Issuer	Contracts	Exercise Price	Expiration Date	Value ($)
U.S. Treasury Long Bond, 20-year	150	151.00	01/25/13	42,188
Total Options Purchased Calls (Cost: $363,634)				42,188

Options Purchased Puts 0.1%

Issuer	Contracts	Exercise Price	Expiration Date	Value ($)
U.S. Treasury Long Bond, 20-year	150	151.00	01/25/13	567,187
Total Options Purchased Puts (Cost: $389,415)				567,187

Money Market Funds 5.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.142%(q)(r)	61,678,259	61,678,259
Total Money Market Funds (Cost: $61,678,259)		61,678,259

Total Investments (Cost: $1,013,588,230)	1,084,072,729
Other Assets & Liabilities, Net	(35,501,644)
Net Assets	1,048,571,085

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2012

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Long Bond, 20-year	196	USD	28,910,000	March 2013	—	(403,013)
U.S. Treasury Note, 2-year	90	USD	19,842,188	March 2013	5,489	—
U.S. Treasury Note, 5-year	(837)	USD	(104,134,568)	March 2013	290,447	—
U.S. Treasury Note, 10-year	(531)	USD	(70,506,844)	March 2013	260,423	—
U.S. Treasury Ultra Bond, 30-year	104	USD	16,909,750	March 2013	—	(408,144)
Total					556,359	(811,157)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Credit Default Swap Contracts Outstanding at December 31, 2012
Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays Capital	Federative Republic of Brazil	September 20, 2014	1.470	400,000	(6,824)	(1,682)	—	(8,506)
Total							—	(8,506)

Forward Foreign Currency Exchange Contracts Open at December 31, 2012

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets Inc.	January 10, 2013	649,726 (USD)	20,294,000 (RUB)	13,656	—
UBS Securities	January 14, 2013	2,729,000 (NZD)	2,236,497 (USD)	—	(17,087)
Deutsche Bank	January 16, 2013	4,779,000 (CHF)	5,210,707 (USD)	—	(15,676)
Goldman, Sachs & Co.	January 16, 2013	9,896,000 (EUR)	12,888,788 (USD)	—	(174,981)
Credit Suisse	January 16, 2013	4,843,000 (GBP)	7,783,408 (USD)	—	(83,509)
Morgan Stanley	January 16, 2013	13,025,167 (USD)	12,441,000 (AUD)	—	(119,070)
Morgan Stanley	January 16, 2013	156,632 (USD)	151,000 (AUD)	12	—
State Street Bank & Trust Company	January 16, 2013	7,825,408 (USD)	676,065,000 (JPY)	—	(21,807)
J.P. Morgan Securities, Inc.	January 16, 2013	5,165,978 (USD)	6,204,000 (NZD)	—	(43,455)
J.P. Morgan Securities, Inc.	January 16, 2013	121,662 (USD)	148,000 (NZD)	539	—
State Street Bank & Trust Company	January 24, 2013	3,300,000 (EUR)	4,286,601 (USD)	—	(70,066)
J.P. Morgan Securities, Inc.	January 25, 2013	9,000,000 (PLN)	2,827,610 (USD)	—	(73,038)
J.P. Morgan Securities, Inc.	February 7, 2013	4,167,585 (USD)	350,000,000 (JPY)	—	(126,465)
Total				14,207	(745,154)

Notes to Portfolio of Investments

(a)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $294,673,190 or 28.10% of net assets.

(c)  Variable rate security.

(d)  Negligible market value.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Notes to Portfolio of Investments (continued)

(e)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2012 was $335,156, representing 0.03% of net assets. Information concerning such security holdings at December 31, 2012 is as follows:

Security Description	Acquisition Dates	Cost ($)
Cabazon Band Mission Indians Revenue Bonds Series 2004 10/01/11 13.000%	10/04/04	350,000
Six Flags, Inc. 06/01/14 9.625%	05/07/10	—
Windsor Financing LLC Tranche B Term Loan 12/07/17 6.250%	11/30/12	123,750

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2012, the value of these securities amounted to $0, which represents 0.00% of net assets.

(g)  Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at December 31, 2012:

Security Description	Principal Amount ($)	Settlement Date	Proceeds Receivable ($)	Value ($)
Federal National Mortgage Association 01/01/43 4.500%	4,000,000	01/14/13	4,305,000	4,320,781

(h)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(i)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(j)  Represents a security purchased on a when-issued or delayed delivery basis.

(k)  At December 31, 2012, investments in securities included securities valued at $141,608 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(l)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2012, the value of these securities amounted to $210,000, which represents 0.02% of net assets.

(m)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At December 31, 2012, the value of these securities amounted to $210,000 or 0.02% of net assets.

(n)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(o)  At December 31, 2012, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
ROC Finance LLC Delayed Draw Term Loan	8,333
ROC Finance LLC Delayed Draw Term Loan	5,000
Total	13,333

(p)  Non-income producing.

(q)  The rate shown is the seven-day current annualized yield at December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Notes to Portfolio of Investments (continued)

(r)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short–Term Cash Fund	37,296,441	374,586,042	(350,204,224)	—	61,678,259	93,734	61,678,259

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

FGIC  Financial Guaranty Insurance Company

NPFGC  National Public Finance Guarantee Corporation

PIK  Payment-in-Kind

STRIPS  Separate Trading of Registered Interest and Principal Securities

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

COP  Colombian Peso

EUR  Euro

GBP  British Pound

IDR  Indonesian Rupiah

JPY  Japanese Yen

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peru Nuevos Soles

PHP  Philippine Peso

PLN  Polish Zloty

RUB  Russian Rouble

SEK  Swedish Krona

USD  US Dollar

UYU  Uruguay Pesos

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes	—	491,731,874	—	491,731,874
Residential Mortgage-Backed Securities — Agency	—	124,317,291	—	124,317,291
Residential Mortgage-Backed Securities — Non-Agency	—	19,385,184	29,066,288	48,451,472
Commercial Mortgage-Backed Securities — Non-Agency	—	16,869,017	—	16,869,017
Asset-Backed Securities — Non-Agency	—	1,880,185	—	1,880,185
Inflation-Indexed Bonds	—	11,282,186	—	11,282,186
U.S. Treasury Obligations	39,503,446	—	—	39,503,446
Foreign Government Obligations	—	225,464,272	—	225,464,272
Municipal Bonds	—	210,000	—	210,000
Total Bonds	39,503,446	891,140,009	29,066,288	959,709,743
Senior Loans
Aerospace & Defense	—	1,108,116	91,250	1,199,366
Chemicals	—	3,088,286	99,500	3,187,786
Consumer Cyclical Services	—	1,318,544	100,485	1,419,029
Diversified Manufacturing	—	2,751,198	370,298	3,121,496
Electric	—	1,732,928	145,812	1,878,740
Gaming	—	2,480,898	527,427	3,008,325
Health Care	—	4,844,202	103,188	4,947,390
Media Non-Cable	—	4,363,586	451,108	4,814,694
Other Industry	—	356,915	719,440	1,076,355
Retailers	—	6,141,152	126,246	6,267,398
Technology	—	4,870,892	147,375	5,018,267
All other industries	—	26,079,032	—	26,079,032
Total Senior Loans	—	59,135,749	2,882,129	62,017,878
Equity Securities
Common Stocks
Financials	—	—	—	—
Warrants
Energy	—	57,474	—	57,474
Total Equity Securities	—	57,474	—	57,474

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Other
Options Purchased Calls	42,188	—	—	42,188
Options Purchased Puts	567,187	—	—	567,187
Money Market Funds	61,678,259	—	—	61,678,259
Total Other	62,287,634	—	—	62,287,634
Investments in Securities	101,791,080	950,333,232	31,948,417	1,084,072,729
Forward Sale Commitments Liability	—	(4,320,781)	—	(4,320,781)
Derivatives
Assets
Futures Contracts	556,359	—	—	556,359
Forward Foreign Currency Exchange Contracts	—	14,207	—	14,207
Liabilities
Futures Contracts	(811,157)	—	—	(811,157)
Forward Foreign Currency Exchange Contracts	—	(745,154)	—	(745,154)
Swap Contracts	—	(8,506)	—	(8,506)
Total	101,536,282	945,272,998	31,948,417	1,078,757,697

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities and senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Futures contracts, forward foreign currency contracts and swap contracts are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Residential Mortgage- Backed Securities — Non-Agency ($)	Senior Loans ($)	Warrants ($)	Total ($)
Balance as of December 31, 2011	352,024	6,145,020	3,260,269	33	9,757,346
Accrued discounts/premiums	898	18	12,103	—	13,019
Realized gain (loss)	(426)	5,768	33,681	—	39,023
Change in unrealized appreciation (depreciation)(a)	(14,218)	106,219	96,531	—	188,532
Sales	(515,328)	(4,566,603)	(3,238,355)	(33)	(8,320,319)
Purchases	177,050	31,219,046	2,362,183	—	33,758,279
Transfers into Level 3	—	—	1,083,783	—	1,083,783
Transfers out of Level 3	—	(3,843,180)	(728,066)	—	(4,571,246)
Balance as of December 31, 2012	—	29,066,288	2,882,129	—	31,948,417

(a) Change in unrealized appreciation (depreciation) relating to securities held at was $178,333, which is comprised of Residential Mortgage-Backed Securities — Non-Agency of $107,204 and Senior Loans of $71,129.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management's determination that there was sufficient, reliable and observable market data to value these assets as of period end, December 31, 2012.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments, at value
Unaffiliated issuers (identified cost $951,909,971)	$1,022,394,470
Affiliated issuers (identified cost $61,678,259)	61,678,259
Total investments (identified cost $1,013,588,230)	1,084,072,729
Foreign currency (identified cost $4,652,774)	4,726,646
Unrealized appreciation on forward foreign currency exchange contracts	14,207
Receivable for:
Investments sold	5,539,422
Capital shares sold	126,899
Investments sold on a delayed delivery basis	74,248
Dividends	7,122
Interest	12,370,575
Reclaims	162,625
Trustees' deferred compensation plan	33,153
Total assets	1,107,127,626
Liabilities
Forward sale commitments, at value (proceeds receivable $4,305,000)	4,320,781
Disbursements in excess of cash	2,394,029
Unrealized depreciation on forward foreign currency exchange contracts	745,154
Unrealized depreciation on swap contracts	8,506
Payable for:
Investments purchased	74,807
Investments purchased on a delayed delivery basis	48,742,815
Capital shares purchased	1,314,821
Variation margin on futures contracts	211,430
Investment management fees	467,883
Distribution and/or service fees	7,912
Foreign capital gains taxes deferred	51,074
Transfer agent fees	53,276
Administration fees	59,631
Compensation of board members	3,378
Chief compliance officer expenses	258
Other expenses	67,633
Trustees' deferred compensation plan	33,153
Total liabilities	58,556,541
Net assets applicable to outstanding capital stock	$1,048,571,085

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Statement of Assets and Liabilities (continued)

December 31, 2012

Represented by
Paid-in capital	$913,780,088
Undistributed net investment income	42,741,255
Accumulated net realized gain	22,508,989
Unrealized appreciation (depreciation) on:
Investments	70,484,499
Foreign currency translations	117,360
Forward sale commitments	(15,781)
Forward foreign currency exchange contracts	(730,947)
Futures contracts	(254,798)
Swap contracts	(8,506)
Foreign capital gains tax	(51,074)
Total — representing net assets applicable to outstanding capital stock	$1,048,571,085
Class 1
Net assets	$1,011,054,895
Shares outstanding	107,858,506
Net asset value per share	$9.37
Class 2
Net assets	$37,516,190
Shares outstanding	4,022,162
Net asset value per share	$9.33

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Statement of Operations

Year Ended December 31, 2012

Net investment income
Income:
Dividends — affiliated issuers	$93,734
Interest	56,622,829
Income from securities lending — net	151,457
Foreign taxes withheld	(73,858)
Total income	56,794,162
Expenses:
Investment management fees	5,669,097
Distribution and/or service fees
Class 2	85,528
Transfer agent fees
Class 1	572,206
Class 2	20,526
Administration fees	721,091
Compensation of board members	44,628
Custodian fees	71,865
Printing and postage fees	47,617
Professional fees	74,397
Chief compliance officer expenses	854
Other	39,473
Total expenses	7,347,282
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(314,452)
Total net expenses	7,032,830
Net investment income	49,761,332
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	35,950,320
Foreign currency translations	(286,454)
Forward foreign currency exchange contracts	1,768,675
Futures contracts	(4,194,749)
Options contracts written	126,591
Swap contracts	(5,978)
Net realized gain	33,358,405
Net change in unrealized appreciation (depreciation) on:
Investments	39,779,945
Foreign currency translations	271,145
Forward sale commitments	(15,781)
Forward foreign currency exchange contracts	(832,736)
Futures contracts	103,165
Swap contracts	(3,782)
Foreign capital gains tax	44,368
Net change in unrealized appreciation (depreciation)	39,346,324
Net realized and unrealized gain	72,704,729
Net increase in net assets resulting from operations	$122,466,061

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations
Net investment income	$49,761,332	$38,364,548
Net realized gain	33,358,405	4,516,482
Net change in unrealized appreciation (depreciation)	39,346,324	(16,434,361)
Net increase in net assets resulting from operations	122,466,061	26,446,669
Distributions to shareholders
Net investment income
Class 1	(44,227,829)	(2,779,236)
Class 2	(1,426,041)	(1,940,793)
Total distributions to shareholders	(45,653,870)	(4,720,029)
Increase (decrease) in net assets from capital stock activity	(103,685,110)	988,368,575
Total increase (decrease) in net assets	(26,872,919)	1,010,095,215
Net assets at beginning of year	1,075,444,004	65,348,789
Net assets at end of year	$1,048,571,085	$1,075,444,004
Undistributed net investment income	$42,741,255	$37,082,882

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	6,574,480	60,260,840	5,867,775	50,493,729
Fund merger	—	—	116,606,245	995,714,495
Distributions reinvested	4,880,221	44,227,829	326,585	2,779,236
Redemptions	(23,199,281)	(212,421,581)	(7,455,447)	(63,894,044)
Net increase (decrease)	(11,744,580)	(107,932,912)	115,345,158	985,093,416
Class 2 shares
Subscriptions	1,239,710	11,286,103	611,156	5,234,018
Fund merger	—	—	369,809	3,147,028
Distributions reinvested	157,804	1,426,041	228,867	1,940,793
Redemptions	(928,934)	(8,464,342)	(814,148)	(7,046,680)
Net increase	468,580	4,247,802	395,684	3,275,159
Total net increase (decrease)	(11,276,000)	(103,685,110)	115,740,842	988,368,575

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$8.73		$8.83		$8.60		$8.01		$9.47
Income from investment operations:
Net investment income	0.42		0.45		0.47		0.51		0.53
Net realized and unrealized gain (loss)	0.63		0.13	(a)	0.40		1.04		(1.21)
Total from investment operations	1.05		0.58		0.87		1.55		(0.68)
Less distributions to shareholders:
Net investment income	(0.41)		(0.68)		(0.64)		(0.96)		(0.78)
Total distributions to shareholders	(0.41)		(0.68)		(0.64)		(0.96)		(0.78)
Net asset value, end of period	$9.37		$8.73		$8.83		$8.60		$8.01
Total return	12.25%		6.80%		10.43%		20.40%		(7.81%)
Ratios to average net assets(b)
Total gross expenses	0.67%		0.68%		0.98%		0.90%		0.84%
Total net expenses(c)	0.65%		0.58	%(d)	0.65	%(d)	0.65	%(d)	0.84	%(d)
Net investment income	4.63%		5.22%		5.34%		6.11%		5.89%
Supplemental data
Net assets, end of period (in thousands)	$1,011,055		$1,044,575		$37,602		$39,774		$37,407
Portfolio turnover	112	%(e)	95	%(e)	78%		50	%(f)	28	%(f)

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 74% and 82% for the years ended December 31, 2012 and December 31, 2011, respectively.

(f)  Excludes mortgage dollar rolls.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$8.69		$8.79		$8.56		$7.98		$9.43
Income from investment operations:
Net investment income	0.40		0.43		0.44		0.49		0.51
Net realized and unrealized gain (loss)	0.62		0.13	(a)	0.41		1.03		(1.19)
Total from investment operations	1.02		0.56		0.85		1.52		(0.68)
Less distributions to shareholders:
Net investment income	(0.38)		(0.66)		(0.62)		(0.94)		(0.77)
Total distributions to shareholders	(0.38)		(0.66)		(0.62)		(0.94)		(0.77)
Net asset value, end of period	$9.33		$8.69		$8.79		$8.56		$7.98
Total return	11.96%		6.56%		10.21%		20.14%		(7.92%)
Ratios to average net assets(b)
Total gross expenses	0.93%		1.08%		1.23%		1.15%		1.09%
Total net expenses(c)	0.90%		0.91	%(d)	0.90	%(d)	0.90	%(d)	1.00	%(d)
Net investment income	4.36%		5.01%		5.09%		5.87%		5.73%
Supplemental data
Net assets, end of period (in thousands)	$37,516		$30,869		$27,747		$30,755		$33,737
Portfolio turnover	112	%(e)	95	%(e)	78%		50	%(f)	28	%(f)

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 74% and 82% for the years ended December 31, 2012 and December 31, 2011, respectively.

(f)  Excludes mortgage dollar rolls.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Strategic Income Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a qualified plan or buying a contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2012

valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars and to shift investment exposure from one currency to another.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2012

complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to manage exposure to movements in interest rates. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Contracts and premiums associated with options contracts written for the year ended December 31, 2012 are as follows:

	Calls
	Contracts	Premiums
Balance at December 31, 2011	—	$—
Opened	380	240,299
Closed	(380)	(240,299)
Balance at December 31, 2012	—	$—

Credit Default Swap Contracts

Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap contracts to increase or decrease its credit exposure to a single issuer of debt securities.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2012

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	14,207
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	556,359	*
Total		570,566
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Unrealized depreciation on swap contracts	8,506
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	745,154
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	811,157	*
Total		1,564,817

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2012

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	—	—	(5,978)	(5,978)
Foreign exchange contracts	1,768,675	—	—	—	1,768,675
Interest rate contracts	—	(4,194,749)	(294,153)	—	(4,488,902)
Total	1,768,675	(4,194,749)	(294,153)	(5,978)	(2,726,205)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	—	—	(3,782)	(3,782)
Foreign exchange contracts	(832,736)	—	—	—	(832,736)
Interest rate contracts	—	103,165	(143,674)	—	(40,509)
Total	(832,736)	103,165	(143,674)	(3,782)	(877,027)

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	257
Futures contracts	8,610
Options contracts	2,935
Swap contracts	—
Derivative Instrument	Aggregate Notional Opened ($)
Credit default swap contracts — buy protection	—

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2012

amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager's ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Loan Participations and Commitments

The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation (Selling Participant), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Stripped Securities

The Fund may invest in Interest Only (IO) and Principal Only (PO) stripped mortgage-backed securities. These securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO security, therefore the daily interest accrual factor is adjusted each month to reflect the paydown of principal. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2012

(losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.530% to 0.353% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2012 was 0.53% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2012 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2012

Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	0.71%
Class 2	0.96

Prior to May 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	0.58%
Class 2	0.83

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign capital gains tax, foreign currency transactions and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1,550,911
Accumulated net realized gain	(1,550,911)
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2012	2011
Ordinary income	$45,653,870	$4,720,029

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2012

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$53,439,534
Undistributed accumulated long-term gain	22,667,276
Accumulated realized loss	(3,902,482)
Unrealized appreciation	63,656,946

At December 31, 2012, the cost of investments for federal income tax purposes was $1,020,415,783 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$68,213,887
Unrealized depreciation	(4,556,941)
Net unrealized appreciation	$63,656,946

The following capital loss carryforward, determined at December 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	3,902,482

For the year ended December 31, 2012, $4,685,790 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,169,089,663 and $1,249,380,152, respectively, for the year ended December 31, 2012, of which $947,660,259 and $930,341,727, respectively, were U.S. government securities.

Note 6. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the

Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At December 31, 2012, affiliated shareholder accounts owned 93.5% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2012

collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Note 10. Fund Merger

At the close of business on April 29, 2011, the Fund acquired the assets and assumed the identified liabilities of RiverSource Variable Portfolio — Strategic Income Fund, a series of Columbia Funds Variable Series Trust II. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $64,473,972 and the combined net assets immediately after the acquisition were $1,063,335,495.

The merger was accomplished by a tax-free exchange of 96,054,561 shares of RiverSource Variable Portfolio — Strategic Income Fund valued at $998,861,523 (including $42,951,869 of unrealized appreciation).

In exchange for RiverSource Variable Portfolio — Strategic Income Fund shares, the Fund issued the following number of shares:

Shares
Class 1	116,606,245
Class 2	369,809

For financial reporting purposes, net assets received and shares issued by Columbia Variable Portfolio — Strategic Income Fund were recorded at fair value; however, RiverSource Variable Portfolio — Strategic Income Fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Variable Portfolio — Strategic Income Fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, the Fund's pro-forma net investment income, net gain on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended December 31, 2011 would have been approximately $54.4 million, $12.3 million, $(1.3) million and $65.4 million, respectively.

Note 11. Significant Risks

High Yield Securities Risk

Investing in high-yield fixed income securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2012

periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Variable Portfolio — Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Strategic Income Fund (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent, agent banks and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2013

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2012.

Tax Designations:

Capital Gain Dividend	$23,800,640

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

President, Columbia Management Investment Advisers, LLC February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008).

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012

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Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012

Columbia Variable Portfolio — Strategic Income Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1521 C (3/13)

Annual Report

December 31, 2012

Variable Portfolio — AQR Managed Futures Strategy Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Variable Portfolio — AQR Managed Futures Strategy Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Consolidated Portfolio of Investments	8
Consolidated Statement of Assets and Liabilities	16
Consolidated Statement of Operations	18
Consolidated Statement of Changes in Net Assets	19
Consolidated Financial Highlights	21
Notes to Consolidated Financial Statements	23
Report of Independent Registered Public Accounting Firm	32
Trustees and Officers	33
Important Information About This Report	36

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Variable Portfolio — AQR Managed Futures Strategy Fund

Performance Overview

Performance Summary

>  Variable Portfolio — AQR Managed Futures Strategy Fund (the Fund) Class 2 shares returned 4.10% from the commencement of operations on April 30, 2012 through December 31, 2012.

>  The Fund outperformed its benchmark, the Citigroup 3-Month U.S. Treasury Bill Index, which returned 0.06% over the same period.

>  The Fund's outperformance can be attributed primarily to its effective use of managed futures in the currencies, equities and fixed income asset classes, which more than offset the detracting impact of its strategy in commodities.

Average Annual Total Returns (%) (for period ended December 31, 2012)

	Inception	Life
Class 1	04/30/12	4.30
Class 2	04/30/12	4.10
Citigroup 3-Month U.S. Treasury Bill Index		0.06

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Variable Portfolio — AQR Managed Futures Strategy Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2012 – December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — AQR Managed Futures Strategy Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012
3

Variable Portfolio — AQR Managed Futures Strategy Fund

Manager Discussion of Fund Performance

As of December 31, 2012, 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager may seek to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

From the commencement of operations on April 30, 2012 through December 31, 2012, the Fund's Class 2 shares returned 4.10%. The Fund outperformed its benchmark, the Citigroup 3-Month U.S. Treasury Bill Index (Treasury Bill Index), which returned 0.06% over the same period. The Fund's outperformance can be attributed primarily to its effective use of managed futures in the currencies, equities and fixed income asset classes, which more than offset the detracting impact of its strategy in commodities.

Active Managed Futures Strategy Seeks to Profit from Market Trends

The Fund pursues an active managed futures strategy, using investments in futures and forward contracts, both long and short, across the global equity, fixed income, commodity and currency markets. We utilize both short-term and long-term trend-following signals to attempt to profit from different types of trends that occur in each of these markets. Trend following can be simply described as going long in markets that are rising in price, and going short in markets that are falling in price. In addition to trend-following signals, we also incorporate signals that seek to identify over-extended trends and to reduce risk when the chance of a reversal is perceived as higher than normal, since market reversals generally cause losses for trend following strategies.

Beta and Volatility Target Levels Varied

The strong first quarter rally in global equities and economically-sensitive commodities was followed by markets stalling in April 2012 on mixed economic news, including slowing U.S. employment growth. This led to relatively neutral Fund positioning at the beginning of May, with an expected portfolio beta to the S&P 500 Index of -0.1. (The S&P 500 Index is designed to be a leading indicator of U.S. equities as meant to reflect the risk/return characteristics of the large-cap equity universe.) May saw the Fund move quickly to bearish positioning, as equities, energy commodities and industrial metals commodities declined on resurgent concerns about Eurozone stability following the first Greek elections and Spanish bank downgrades. Market trends remained bearish through much of June, but turned bullish in July and August as policymakers attempted to solve the Eurozone crisis. Indeed, market trends stayed bullish for the rest of 2012, causing the Fund to end the year with an expected portfolio beta of +0.5.

We expect the value of the Fund's assets over short-term periods to be volatile because of the significant use of instruments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. The Fund strategy's average annualized volatility target is 10%, which we allow to vary based on the conditional attractiveness of trends in the markets we trade. The Fund's portfolio at its inception was targeting near 6% volatility, as bullish short-term signals from the first quarter rally conflicted with

Portfolio Management

AQR Capital Management, LLC

Clifford Asness, Ph.D.

John Liew, Ph.D.

Brian Hurst

Yao Hua Ooi

Market Exposure Through Derivatives Investements (%) (at December 31, 2012)(a)
Fixed Income Derivative Contracts	74.7
Commodities Derivative Contracts	(3.2)
Equity Derivative Contracts	20.1
Forward Foreign Currency Exchange Contracts	8.4
Total Notional Market Value of Derivative Contracts	100.0

(a) The Fund has market exposure to fixed income, equity and commodities asset classes through its investments in futures and swap contracts, and market exposure to foreign currencies through its investments in forward foreign currency exchange contracts. Futures and swap contracts and forward foreign currency exchange contracts are derivative instruments. The Fund may have long or short market exposures. Reflects notional market value of futures and swap contracts and forward foreign currency exchange contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each futures and swap contract are shown in the Consolidated Portfolio of Investments. The notional amount of all outstanding futures, foreign currency exchange contracts and swap contracts is $1,694,900,859. See Futures, Forward Foreign Currency Exchange Contracts and Total Return Swap Contracts Outstanding at December 31, 2012. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements. At period end, the Fund held investments in an affiliated money market fund and U.S. Government obligations, which have been segregated to cover obligations relating to the Fund's investment in derivatives. For further information on these holdings, see the Portfolio Holdings table below and the Portfolio of Investments.

Annual Report 2012
4

Variable Portfolio — AQR Managed Futures Strategy Fund

Manager Discussion of Fund Performance (continued)

longer-term negative signals in most markets at the beginning of May. Fixed income signals were also mixed, but with strongly positive long-term trends counteracted by overextended signals and negative short-term signals following the March 2012 bond sell-off. The downturn of growth-sensitive assets in May and June pushed short-term signals into bearish agreement with long-term signals, resulting in a higher than average target for the Fund's portfolio through the second half of the second calendar quarter. With a bounce-back of risky assets through July and August, the Fund's portfolio settled into normal levels of targeted volatility at 10%. The Fund's portfolio was at above average volatility through September and October, but reduced volatility for much of November as fiscal cliff worries weakened bullish trends across markets. The Fund's portfolio ended the year 2012 with an expected volatility of 10%.

Trend Signals Added Value Across Asset Classes

By asset class, equities, fixed income and currencies contributed positively to the Fund's returns for the reporting period overall. Commodities detracted from the Fund's performance. By signal, long-term trend-following signals and overextended trend signals contributed positively to the Fund's returns for the reporting period overall. Short-term trend following signals detracted.

Long-term trend-following signals actually performed well, contributing profitably in every asset class other than commodities, where choppy markets led to losses. Shorter-term signals were much weaker, as there were a number of reversals over the course of the reporting period that hurt these types of signals, especially in bond futures, equity index futures and currencies. This does not prove that long-term trend following is superior to short-term trend following — they just work in different environments. Given that it is difficult to predict which environment will prevail, the Fund's strategy is diversified across many horizons of trend following as we seek to perform well across a greater variety of market conditions. Overextended trend signals contributed strongly for the reporting period in every asset class other than fixed income, as they successfully identified long-term trends that were not expected to continue.

In equities, the Fund moved into short positioning in May swiftly enough to benefit from the month's global equity market declines, particularly the losses in China and the European periphery. However, the Fund was positioned even more bearishly in June, as markets rebounded following rate cuts by the Chinese central bank and an agreement by European leaders to spread losses on any bailout funds more broadly. The Fund bought equities again in July, as equity markets rallied, and benefited in August from the positive U.S. payrolls data and the European Central Bank announcement regarding its commitment to maintaining the euro. The Fund maintained long positions across nearly all developed and emerging equity markets from mid-August through year-end 2012, with only a brief drop in mid-November as U.S. markets dipped following the collapse of U.S. fiscal cliff negotiations. The Fund ended the year long all equity markets except for a neutral position in the Apple-heavy NASDAQ.

In fixed income, global bond markets rallied during the second calendar quarter in response to renewed monetary policy easing and the re-emergence of European sovereign debt concerns, led by Australian, U.K. and U.S. long-term bonds. However, August saw a bond sell-off on positive economic data. Fixed income exposures remained a minor drag on Fund performance through the end of the year, as long-term yields stagnated and eventually ticked up slightly near

Portfolio Holdings(%) (at December 31, 2012)(1)
Money Market Funds	81.3
Treasury Bills	11.1
Other Assets and Liabilities	7.6
Total Net Assets	100.0

(1) Percentage based upon net assets. At period end, the Fund held investments in money market funds (including an affiliated fund) and U.S. Government obligations, which have been segregated to cover obligations relating to the Fund's investment in open derivatives contracts. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments, and Note 2 to the financial statements.

Annual Report 2012
5

Variable Portfolio — AQR Managed Futures Strategy Fund

Manager Discussion of Fund Performance (continued)

year end. Overall, long positioning in fixed income helped Fund performance for the reporting period, especially in German and Japanese bonds. The Fund ended the year with smaller fixed income positions, but still generally long due to positive 12-month price momentum for most securities. The Fund's largest positions at year-end 2012 were long Japanese and German bonds, but the Fund also held small shorts in Australian bonds as well as in Canadian and Swiss short-term interest rate futures.

Commodities dropped sharply in May on the market sell-off, with energy-related commodities hit the hardest. Commodities then bounced back in June and July before declining through the fourth calendar quarter. Agriculturals rallied in July and August on the drought in the mid-west but gave up much of those gains in the last four months of the year. Base metals reversed a multi-month decline in September, as risky assets rallied, but see-sawed through the end of the year, ultimately detracting from the Fund's trend following performance. Energy-related commodities also declined slightly through the last few months of 2012, shifting from nearly universal long positions to smaller long and short positions. Overall, losses outweighed gains in commodities, with the bright spots being gains from short positions in cotton and coffee and a long position in soymeal versus losses in wheat, corn and most energy-related commodities and base metals. The Fund finished the year slightly short in most commodities, with the largest long positions in gasoline and zinc and the largest short positions in gold, sugar and soy oil.

In the currency markets, the Fund's largest positions at the beginning of May were short positions in the euro and the Japanese yen with sizable long positions in the New Zealand dollar and British pound. The euro short was the biggest positive contributor through July, as the currency fell on concerns ranging from the failure of initial Greek elections to produce a government to the downgrades and necessary bailouts of Spanish banks. However, the euro short turned into a detractor starting in August, as the currency rallied following the head of the European Central Bank announcing that it would do "whatever it takes" to preserve the currency. Despite losses on the euro short, the Fund benefited strongly from the risk asset rally in the last months of the year, as the carry trade reasserted itself, generating sizable gains for a short position in the Japanese yen and benefiting from long positions in the Norwegian krone and most emerging market currencies. The Fund ended the year strongly short the Japanese yen and U.S. dollar, with the largest long positions in the New Zealand dollar, Norwegian krone and British pound plus long positions across most emerging market currencies.

Looking Ahead

Overall, we believe 2012 continued to illustrate the importance of our Fund portfolio construction, which emphasizes diversification across asset classes as well as diversification across trend-following signals. Strong gains in currencies and equities counterbalanced losses in commodities. Long-term momentum and overextended signals provided positive returns, as shorter-term signals tread water. Most importantly, perhaps, the Fund's strongly positive returns in May provided a hedge against short-term losses on global equities, yet the Fund still managed to capture gains in the fourth quarter rally. We believe this potential ability of trend following strategies to do well in months and quarters with poor traditional asset returns provides one of the strongest arguments for a managed futures strategy to comprise a portion of most investors' portfolios.

Annual Report 2012
6

Variable Portfolio — AQR Managed Futures Strategy Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,032.70	1,019.76	5.60	5.56	1.09
Class 2	1,000.00	1,000.00	1,030.70	1,018.50	6.88	6.84	1.34

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Treasury Bills 11.1%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
U.S. Treasury Bills 06/20/13	0.110%	41,651,173	41,649,457
Total Treasury Bills (Cost: $41,651,173)			41,649,457

Money Market Funds 81.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.142%(a)(b)	205,311,152	205,311,152
JPMorgan Prime Money Market Fund, 0.010%(a)	50,000,000	50,000,000
JPMorgan U.S. Treasury Plus Money Market Fund, 0.000%(a)	50,000,000	50,000,000
Total Money Market Funds (Cost: $305,311,152)		305,311,152
Total Investments (Cost: $346,962,325)		346,960,609
Other Assets & Liabilities, Net		28,684,016
Net Assets		375,644,625

At December 31, 2012, $22,193,354 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Futures Contracts Outstanding at December 31, 2012

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation (Depreciation) ($)
3-Month Euro CHF	(6)	CHF	(1,640,792)	June 2013	618
3-Month Euro Euribor	219	EUR	72,017,984	September 2014	32,636
3-Month Euro Euribor	214	EUR	70,433,762	March 2014	11,865
3-Month Euro Euribor	243	EUR	80,030,646	September 2013	(1,125)
3-Month Euro Euribor	288	EUR	94,874,895	June 2013	6,893
3-Month Euro Euribor	214	EUR	70,454,947	December 2013	(948)
3-Month Euro Euribor	220	EUR	72,303,275	December 2014	42,764
3-Month Euro Euribor	216	EUR	71,063,511	June 2014	25,156
3-Month Euro Swiss Franc	5	CHF	1,367,600	September 2013	(1,133)
90-Day Eurodollar	120	USD	29,832,000	December 2014	(14,590)
90-Day Eurodollar	104	USD	25,870,000	September 2014	(5,810)
90-Day Eurodollar	266	USD	66,283,875	June 2013	4,651
90-Day Eurodollar	184	USD	45,841,300	September 2013	261
90-Day Eurodollar	147	USD	36,612,188	December 2013	577
90-Day Eurodollar	115	USD	28,633,563	March 2014	(532)
90-Day Eurodollar	98	USD	24,389,750	June 2014	(2,811)
90-Day Sterling	223	GBP	44,969,099	September 2014	(38,983)
90-Day Sterling	209	GBP	42,184,122	March 2014	(34,565)
90-Day Sterling	235	GBP	47,455,766	June 2013	(31,533)
90-Day Sterling	187	GBP	37,758,876	September 2013	(25,866)
90-Day Sterling	234	GBP	47,163,548	December 2014	1,905

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2012

Futures Contracts Outstanding at December 31, 2012 (continued)

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation (Depreciation) ($)
90-Day Sterling	193	GBP	38,962,553	December 2013	(33,273)
90-Day Sterling	222	GBP	44,789,983	June 2014	(38,220)
Amsterdam Index	119	EUR	10,778,428	January 2013	(21,463)
Australian Bond, 3-year	(191)	AUD	(19,304,810)	March 2013	(67,026)
Canadian Bank Accept	(59)	CAD	(14,629,888)	June 2013	618
Canadian Bank Accept	(34)	CAD	(8,427,365)	September 2013	725
Brent Crude	(2)	USD	(222,220)	February 2013	(9,160)
CAC40 10 Euro	228	EUR	10,960,555	January 2013	(26,687)
Canadian Bond, 10-year	124	CAD	16,896,512	March 2013	(28,889)
Cocoa	(53)	USD	(1,185,080)	March 2013	72,620
Coffee 'C'	(143)	USD	(7,711,275)	March 2013	732,117
Corn	20	USD	698,250	March 2013	(51,784)
Cotton No.2	(172)	USD	(6,462,040)	March 2013	(325,998)
Crude Oil Financial	(88)	USD	(8,080,160)	February 2013	(375,760)
DAX Index	44	EUR	11,061,650	March 2013	(16,189)
DJIA Mini E-CBOT	112	USD	7,295,120	March 2013	(107,740)
Euro-Buxl Bond, 30-year	75	EUR	13,556,555	March 2013	298,583
Euro-Bobl	29	EUR	4,892,767	March 2013	12,584
Euro-Bund	135	EUR	25,952,080	March 2013	208,590
Euro-SCHATZ	56	EUR	8,194,096	March 2013	(4,342)
FTSE 100 Index	127	GBP	12,064,725	March 2013	(109,551)
FTSE/JSE Top 40	324	ZAR	13,412,129	March 2013	164,587
FTSE/MIB Index	56	EUR	6,025,734	March 2013	47,792
Globex Heat Oil	(32)	USD	(4,074,739)	February 2013	(66,465)
Globex RBOB Gasoline	55	USD	6,379,527	February 2013	243,705
Gold 100 oz.	(79)	USD	(13,238,820)	February 2013	146,811
Hang Seng Index	81	HKD	11,847,694	January 2013	38,557
H-Shares Index	65	HKD	4,801,506	January 2013	47,618
IBEX 35 Index	44	EUR	4,687,462	January 2013	22,549
ICE Euro Gasoline	(16)	USD	(1,483,200)	January 2013	(14,200)
Japan Bond, 10-year	39	JPY	64,666,128	March 2013	(495,011)
KOSPI2 Index	38	KRW	4,722,602	March 2013	79,526
Lean Hogs	42	USD	1,440,180	February 2013	(25,604)
LME Copper	12	USD	2,379,075	March 2013	(33,074)
LME Pri Aluminum	(25)	USD	(1,294,844)	March 2013	(6,379)
LME Zinc	78	USD	4,054,050	March 2013	90,613
Long Gilt	16	GBP	3,090,873	March 2013	(20,297)
MSCI Singapore Index	138	SGD	8,136,188	January 2013	(3,026)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2012

Futures Contracts Outstanding at December 31, 2012 (continued)

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation (Depreciation) ($)
MSCI Taiwan Index	274	USD	7,535,000	January 2013	92,201
NASDAQ 100 E-Mini	38	USD	2,017,990	March 2013	(11,594)
Natural Gas Swap	(231)	USD	(1,935,203)	February 2013	24,205
Russell 2000 E-Mini	76	USD	6,434,160	March 2013	76,268
S&P Mid Cap 400 E-Mini	91	USD	9,264,710	March 2013	42,144
S&P/Toronto Stock Exchange 60 Index	56	CAD	8,010,134	March 2013	101,607
S&P500 E-Mini	100	USD	7,100,500	March 2013	(56,812)
SGX S&P CNX Nifty	643	USD	7,655,558	January 2013	11,957
Silver	(30)	USD	(4,534,050)	March 2013	186,378
Soybean	33	USD	2,325,675	March 2013	(115,598)
Soybean Meal	(67)	USD	(2,809,980)	March 2013	225,986
Soybean Oil	(294)	USD	(8,767,080)	March 2013	31,784
SPI 200	148	AUD	17,735,889	March 2013	126,726
Sugar #11 (World)	(521)	USD	(11,384,475)	February 2013	355,898
TOPIX Index	118	JPY	11,733,941	March 2013	1,003,373
U.S. Treasury Long Bond	57	USD	8,407,500	March 2013	(129,729)
U.S. Treasury Note, 10-year	109	USD	14,473,156	March 2013	(82,375)
					2,179,306

Forward Foreign Currency Exchange Contracts Open at December 31, 2012

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Royal Bank of Scotland	March 20, 2013	11,135,000 (AUD)	11,612,034 (USD)	113,353	—
Royal Bank of Scotland	March 20, 2013	13,390,000 (BRL)	6,263,155 (USD)	—	(213,436)
Royal Bank of Scotland	March 20, 2013	2,604,000 (CAD)	2,617,313 (USD)	3,661	—
Royal Bank of Scotland	March 20, 2013	215,000 (CAD)	215,496 (USD)	—	(301)
Royal Bank of Scotland	March 20, 2013	53,400,000 (CZK)	2,754,717 (USD)	—	(56,564)
Royal Bank of Scotland	March 20, 2013	62,894,000 (EUR)	81,667,206 (USD)	—	(1,406,193)
Royal Bank of Scotland	March 20, 2013	3,484,000 (GBP)	5,593,401 (USD)	—	(64,818)
Royal Bank of Scotland	March 20, 2013	37,800,000,000 (IDR)	3,914,664 (USD)	27,993	—
Royal Bank of Scotland	March 20, 2013	3,240,000 (ILS)	848,079 (USD)	—	(17,308)
Royal Bank of Scotland	March 20, 2013	359,000,000 (INR)	6,424,964 (USD)	—	(34,122)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2012

Forward Foreign Currency Exchange Contracts Open at December 31, 2012 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Royal Bank of Scotland	March 20, 2013	1,880,000,000 (KRW)	1,724,772 (USD)	—	(23,446)
Royal Bank of Scotland	March 20, 2013	200,000 (MYR)	65,253 (USD)	196	—
Royal Bank of Scotland	March 20, 2013	34,736,000 (NOK)	6,101,419 (USD)	—	(131,159)
Royal Bank of Scotland	March 20, 2013	7,169,000 (NZD)	5,928,571 (USD)	32,991	—
Royal Bank of Scotland	March 20, 2013	4,273,000 (NZD)	3,486,549 (USD)	—	(27,444)
Royal Bank of Scotland	March 20, 2013	18,000,000 (RUB)	577,293 (USD)	—	(4,490)
Royal Bank of Scotland	March 20, 2013	2,440,000 (SGD)	1,998,226 (USD)	911	—
Royal Bank of Scotland	March 20, 2013	1,070,000 (SGD)	875,166 (USD)	—	(706)
Royal Bank of Scotland	March 20, 2013	700,000 (TRY)	387,380 (USD)	—	(1,107)
Royal Bank of Scotland	March 20, 2013	60,000,000 (TWD)	2,075,220 (USD)	8,343	—
Royal Bank of Scotland	March 20, 2013	68,700,000 (ZAR)	7,774,118 (USD)	—	(245,370)
Royal Bank of Scotland	March 20, 2013	19,222,408 (USD)	18,573,000 (AUD)	—	(42,797)
Royal Bank of Scotland	March 20, 2013	34,924,265 (USD)	34,713,000 (CAD)	—	(82,602)
Royal Bank of Scotland	March 20, 2013	2,124,166 (USD)	1,035,000,000 (CLP)	15,812	—
Royal Bank of Scotland	March 20, 2013	676,948 (USD)	1,240,000,000 (COP)	19,957	—
Royal Bank of Scotland	March 20, 2013	2,374,743 (USD)	46,000,000 (CZK)	46,960	—
Royal Bank of Scotland	March 20, 2013	263,449 (USD)	5,000,000 (CZK)	—	(221)
Royal Bank of Scotland	March 20, 2013	45,889,161 (USD)	35,044 (EUR)	398,628	—
Royal Bank of Scotland	March 20, 2013	23,322,357 (USD)	17,620,000 (EUR)	—	(49,019)
Royal Bank of Scotland	March 20, 2013	44,174,299 (USD)	27,460,000 (GBP)	422,345	—
Royal Bank of Scotland	March 20, 2013	3,029,588 (USD)	1,864,000 (GBP)	—	(2,343)
Royal Bank of Scotland	March 20, 2013	3,176,911 (USD)	702,000,000 (HUF)	—	(23,132)
Royal Bank of Scotland	March 20, 2013	2,128,169 (USD)	8,100,000 (ILS)	35,298	—
Royal Bank of Scotland	March 20, 2013	4,201,646 (USD)	232,000,000 (INR)	—	(27,530)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2012

Forward Foreign Currency Exchange Contracts Open at December 31, 2012 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Royal Bank of Scotland	March 20, 2013	574,713 (USD)	32,000,000 (INR)	1,028	—
Royal Bank of Scotland	March 20, 2013	22,169,827 (USD)	24,090,000,000 (KRW)	231,536	—
Royal Bank of Scotland	March 20, 2013	9,987,114 (USD)	130,200,000 (MXN)	14,687
Royal Bank of Scotland	March 20, 2013	748,005 (USD)	9,600,000 (MXN)	—	(10,545)
Royal Bank of Scotland	March 20, 2013	5,522,387 (USD)	16,910,000 (MYR)	—	(21,823)
Royal Bank of Scotland	March 20, 2013	58,874,623 (USD)	333,447,000 (NOK)	954,781	—
Royal Bank of Scotland	March 20, 2013	58,493,461 (USD)	71,509,000 (NZD)	313,490	—
Royal Bank of Scotland	March 20, 2013	20,756,823 (USD)	24,989,000 (NZD)	—	(206,586)
Royal Bank of Scotland	March 20, 2013	9,002,695 (USD)	367,400,000 (PHP)	—	(52,467)
Royal Bank of Scotland	March 20, 2013	9,726,962 (USD)	31,040,000 (PLN)	225,734	—
Royal Bank of Scotland	March 20, 2013	872,499 (USD)	2,700,000 (PLN)	—	(6,768)
Royal Bank of Scotland	March 20, 2013	13,437,712 (USD)	419,700,000 (RUB)	127,543	—
Royal Bank of Scotland	March 20, 2013	21,853,446 (USD)	144,832,000 (SEK)	379,028	—
Royal Bank of Scotland	March 20, 2013	20,591,288 (USD)	25,120,000 (SGD)	—	(28,766)
Royal Bank of Scotland	March 20, 2013	11,190,261 (USD)	20,230,000 (TRY)	37,031	—
Royal Bank of Scotland	March 20, 2013	24,190,776 (USD)	699,300,000 (TWD)	—	(101,322)
Royal Bank of Scotland	March 20, 2013	1,811,281 (USD)	15,800,000 (ZAR)	33,084	—
Royal Bank of Scotland	March 21, 2013	338,745 (USD)	2,900,000 (ZAR)	—	(223)
Royal Bank of Scotland	March 21, 2013	15,746,581,000 (JPY)	191,427,028 (USD)	9,555,860	—
Royal Bank of Scotland	March 21, 2013	10,905,439 (USD)	901,202,000 (JPY)	—	(496,662)
Total				13,000,250	(3,379,270)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2012

Total Return Swap Contracts on Futures at December 31, 2012

Counterparty	Reference Instrument	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation (Depreciation) ($)
Barclays	Soybean Futures	March 2013	USD	140,950	(2,075)
Barclays	Corn Futures	March 2013	USD	1,047,375	(27,750)
Barclays	Euro-Bobl Futures	March 2013	EUR	45,047,201	186,686
Barclays	Euro-SCHATZ Futures	March 2013	EUR	103,450,464	58,607
Barclays	LME Aluminum Futures	March 2013	USD	(362,556)	7,394
Barclays	U.S. Treasury Note, 2-year Futures	March 2013	USD	15,432,813	1,739
Barclays	Wheat Futures	March 2013	USD	1,361,500	(149,152)
JPMorgan	Swiss Market Index Futures	March 2013	CHF	15,128,738	(162,804)
Barclays	U.S. Treasury Note, 5-year Futures	March 2013	USD	34,835,937	(57,291)
Total					(144,646)

Notes to Consolidated Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at December 31, 2012.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	20,000	884,691,616	(679,400,464)	205,311,152	307,308	205,311,152

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

COP  Colombian Peso

CZK  Czech Koruna

EUR  Euro

GBP  British Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS   Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN Mexican Peso

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2012

Currency Legend (continued)

MYR  Malaysia Ringgits

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Polish Zloty

RUB  Russian Rouble

SEK  Swedish Krona

SGD  Singapore Dollar

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  US Dollar

ZAR  South African Rand

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Short-Term Securities
Treasury Bills	41,649,457	—	—	41,649,457
Total Short-Term Securities	41,649,457	—	—	41,649,457
Other
Money Market Funds	305,311,152	—	—	305,311,152
Total Other	305,311,152	—	—	305,311,152
Investments in Securities	346,960,609	—	—	346,960,609
Derivatives
Assets
Futures Contracts	4,613,448	—	—	4,613,448
Forward Foreign Currency Exchange Contracts	—	13,000,250	—	13,000,250
Total Return Swap Contracts	—	254,426	—	254,426
Liabilities
Futures Contracts	(2,434,142)	—	—	(2,434,142)
Forward Foreign Currency Exchange Contracts	—	(3,379,270)	—	(3,379,270)
Total Return Swap Contracts	—	(399,072)	—	(399,072)
Total	349,139,915	9,476,334	—	358,616,249

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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15

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Statement of Assets and Liabilities

December 31, 2012

Assets
Investments, at value
Unaffiliated issuers (identified cost $141,651,173)	$141,649,457
Affiliated issuers (identified cost $205,311,152)	205,311,152
Total investments (identified cost $346,962,325)	346,960,609
Foreign currency (identified cost $177,396)	198,484
Cash collateral held at broker	1,240,000
Margin deposits on futures contracts	22,193,354
Due from broker	371,085
Unrealized appreciation on forward foreign currency exchange contracts	13,000,250
Unrealized appreciation on swap contracts	254,426
Receivable for:
Dividends	39,937
Variation margin on futures contracts	581,693
Expense reimbursement due from Investment Manager	2,970
Prepaid expenses	3,131
Trustees' deferred compensation plan	1,703
Other assets	3,866
Total assets	384,851,508
Liabilities
Disbursements in excess of cash	230,000
Unrealized depreciation on forward foreign currency exchange contracts	3,379,270
Unrealized depreciation on swap contracts	399,072
Payable for:
Capital shares purchased	462,902
Collateral and deposits	4,340,000
Investment management fees	31,211
Transfer agent fees	1,836
Administration fees	2,448
Compensation of board members	148
Chief compliance officer expenses	73
Other expenses	28,085
Trustees' deferred compensation plan	1,703
Other liabilities	330,135
Total liabilities	9,206,883
Net assets applicable to outstanding capital stock	$375,644,625
Represented by
Paid-in capital	$356,159,727
Undistributed net investment income	3,937,660
Accumulated net realized gain	3,389,169
Unrealized appreciation (depreciation) on:
Investments	(1,716)
Foreign currency translations	504,145
Forward foreign currency exchange contracts	9,620,980
Futures contracts	2,179,306
Swap contracts	(144,646)
Total — representing net assets applicable to outstanding capital stock	$375,644,625

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Statement of Assets and Liabilities (continued)

December 31, 2012

Class 1
Net assets	$375,642,022
Shares outstanding	36,029,567
Net asset value per share	$10.43
Class 2
Net assets	$2,603
Shares outstanding	250
Net asset value per share	$10.41

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Statement of Operations

Year Ended December 31, 2012(a)

Net investment income
Income:
Dividends — affiliated issuers	$307,308
Interest	2,615
Total income	309,923
Expenses:
Investment management fees	2,243,449
Distribution and/or service fees
Class 2	4
Transfer agent fees
Class 1	131,965
Class 2	1
Administration fees	175,957
Compensation of board members	14,502
Custodian fees	13,816
Printing and postage fees	17,186
Professional fees	30,045
Chief compliance officer expenses	183
Other	19,515
Total expenses	2,646,623
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(249,316)
Total net expenses	2,397,307
Net investment loss	(2,087,384)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Foreign currency translations	(250,305)
Forward foreign currency exchange contracts	6,257,301
Futures contracts	(6,869,828)
Swap contracts	(87,409)
Net realized loss	(950,241)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,716)
Foreign currency translations	504,145
Forward foreign currency exchange contracts	9,620,980
Futures contracts	2,179,306
Swap contracts	(144,646)
Net change in unrealized appreciation (depreciation)	12,158,069
Net realized and unrealized gain	11,207,828
Net increase in net assets resulting from operations	$9,120,444

(a) For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Statement of Changes in Net Assets

Year Ended December 31, 2012(a)
Operations
Net investment loss	$(2,087,384)
Net realized loss	(950,241)
Net change in unrealized appreciation (depreciation)	12,158,069
Net increase in net assets resulting from operations	9,120,444
Increase (decrease) in net assets from capital stock activity	366,457,966
Increase from contribution from affiliate	46,215
Total increase in net assets	375,624,625
Net assets at beginning of period	20,000
Net assets at end of year	$375,644,625
Undistributed net investment income	$3,937,660

(a) For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
19

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Statement of Changes in Net Assets (continued)

December 31, 2012

	Year ended December 31, 2012(a)
	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	36,542,455	371,790,264
Redemptions	(514,638)	(5,332,298)
Net increase	36,027,817	366,457,966
Total net increase	36,027,817	366,457,966

(a) For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
20

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

Class 1	Year Ended December 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.06)
Net realized and unrealized gain	0.49
Reimbursement from affiliate	0.00	(b)
Total from investment operations	0.43
Net asset value, end of period	$10.43
Total return	4.30	%(c)
Ratios to average net assets(d)
Total gross expenses	1.20	%(e)
Total net expenses(f)	1.09	%(e)
Net investment loss	(0.95	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$375,642
Portfolio turnover	0%

Notes to Consolidated Financial Highlights

(a)  For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

(b)  Rounds to less than $0.01.

(c)  Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Financial Highlights (continued)

Class 2	Year Ended December 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.08)
Net realized and unrealized gain	0.49
Total from investment operations	0.41
Net asset value, end of period	$10.41
Total return	4.10%
Ratios to average net assets(b)
Total gross expenses	1.44	%(c)
Total net expenses(d)	1.34	%(c)
Net investment loss	(1.17	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	0%

Notes to Consolidated Financial Highlights

(a)  For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
22

Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements

December 31, 2012

Note 1. Organization

Variable Portfolio — AQR Managed Futures Strategy Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund may invest in securities and instruments, including derivatives, indirectly through an off-shore, wholly-owned subsidiary organized under the laws of the Cayman Islands (Subsidiary). The Subsidiary, which is managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), the Fund's investment manager, and subadvised by AQR Capital Management, LLC (AQR), the Fund's subadviser, has substantially the same investment objectives as the Fund.

On April 17, 2012, the Investment Manager invested $20,000 in the Fund (1,750 shares for Class 1 and 250 shares for Class 2), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered on April 30, 2012.

These financial statements cover the period from April 30, 2012 (commencement of operations) to December 31, 2012.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a qualified plan or buying a contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the

Annual Report 2012
23

Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2012

valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, and to gain exposure to different markets.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires.

Annual Report 2012
24

Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2012

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage exposure to movements in interest rates, and to manage exposure to the securities market. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Total Return Swap Contracts

The Fund entered into total return swap contracts to obtain long or short exposure to the total return on a specified reference security, a basket of reference securities or a reference security index during the specified period, in return for periodic payments based on a fixed or variable interest rate. Total return swap contracts may be used to obtain exposure to a reference security or market without owning, taking physical custody of, or short selling such security or securities in a market.

The notional amounts of total return swap contracts are not recorded in the financial statements. Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain or (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swap contracts are subject to the risk associated with the investment in the reference securities. The risk in the case of short total return swap contract is unlimited based on the potential for unlimited increases in the market value of the reference securities. This risk may be offset if the Fund holds any of the reference securities. The risk in the case of long total return swap contract is limited to the current notional amount of the total return swap contract.

Total return swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap contracts only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative contracts entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives contacts between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement) the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives contracts presented in the financial statements are not netted with the market values of other derivatives contracts or with any collateral amounts posted by the Fund or any counterparty. At December 31, 2012, the Fund had posted $4,340,000 cash collateral for total return swap transactions.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Consolidated Portfolio of Investments present additional information

Annual Report 2012
25

Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2012

regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized appreciation on futures contracts	1,642,700	*
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	13,000,250
Foreign exchange contracts	Net assets — unrealized appreciation on futures contracts	6,107	*
Interest rate contracts	Unrealized appreciation on swap contracts	247,032
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	852,619	*
Commodity contracts	Unrealized appreciation on swap contracts	7,394
Commodity contracts	Net assets — unrealized appreciation on futures contracts	2,112,022	*
Total		17,868,124
Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Unrealized depreciation on swap contracts	162,804
Equity contracts	Net assets — unrealized depreciation on futures contracts	350,036	*
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	3,379,270
Foreign exchange contracts	Net assets — unrealized depreciation on futures contracts	24,876	*
Interest rate contracts	Unrealized depreciation on swap contracts	57,291
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	904,261	*
Commodity contracts	Unrealized depreciation on swap contracts	178,977
Commodity contracts	Net assets — unrealized depreciation on futures contracts	1,154,969	*
Total		6,212,484

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Consolidated Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

The effect of derivative instruments in the Consolidated Statement of Operations for the period ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Equity contracts	—	1,508,960	1,537,605	3,046,565
Foreign exchange contracts	6,257,301	158,284	—	6,415,585
Interest rate contracts	—	473,230	(252,151)	221,079
Commodity contracts	—	(9,010,302)	(1,372,863)	(10,383,165)
Total	6,257,301	(6,869,828)	(87,409)	(699,936)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Equity contracts	—	1,292,664	(162,804)	1,129,860
Foreign exchange contracts	9,620,980	(18,769)	—	9,602,211
Interest rate contracts	—	(51,642)	189,741	138,099
Commodity contracts	—	957,053	(171,583)	785,470
Total	9,620,980	2,179,306	(144,646)	11,655,640

Annual Report 2012
26

Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2012

The following table is a summary of the volume of derivative instruments for the period ended December 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	2,226
Futures contracts	64,561
Swap contracts	9,368

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Consolidated Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Basis for Consolidation

VPMF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary operates as an investment vehicle to provide the Fund with exposure to the commodities markets consistent with the Fund's investment objective and policies as stated in its prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The Investment Manager is responsible for the Subsidiary's day-to-day business pursuant to a separate investment management services agreement between the Subsidiary and the Investment Manager. At December 31, 2012, the Fund's investment in the Subsidiary represented $85,378,224 or 22.7% of the net assets of the Fund.

The consolidated financial statements present the portfolio holdings, financial position and results of operations of the Fund and wholly-owned subsidiary on a consolidated basis.

Annual Report 2012
27

Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2012

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 1.02% to 0.90% as the Fund's net assets increase. The annualized effective investment management fee rate for the period ended December 31, 2012 was 1.02% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with AQR to subadvise the assets of the Fund. The Investment Manager compensates AQR to manage the investments of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The annualized effective administration fee rate for the period ended December 31, 2012 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses also include offering costs which were incurred prior to the shares of the Fund being offered publicly. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Annual Report 2012
28

Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2012

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	1.09%
Class 2	1.34

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2012, these differences are primarily due to differing treatment for foreign currency transactions, non-deductible expenses, derivative investments, and investments in commodity subsidiary. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Consolidated Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$6,025,044
Accumulated net realized gain	4,339,410
Paid-in capital	(10,364,454)

Net investment income and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.

For the period ended December 31, 2012, there were no distributions.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$17,693,448
Unrealized appreciation/depreciation	(10,484,142)

At December 31, 2012, the cost of investments for federal income tax purposes was $365,580,969 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$15,203,735
Unrealized depreciation	(25,687,877)
Net unrealized depreciation	$(10,484,142)

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Payments by Affiliates

During the period ended December 31, 2012, Ameriprise Financial reimbursed the Class 1 $46,215 for a loss on a trading error. The payment has been included in "Increase from contribution from affiliate" on the Consolidated Statement of Changes in Net Assets. No payment was made to Class 2 as there were no shareholder transactions at the time of the trading error.

Note 6. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Annual Report 2012
29

Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2012

Note 7. Shareholder Concentration

At December 31, 2012, affiliated shareholder accounts owned 100% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the period ended December 31, 2012.

Note 9. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on

Annual Report 2012
30

Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2012

the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
31

Variable Portfolio — AQR Managed Futures Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Variable Portfolio — AQR Managed Futures Strategy Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Variable Portfolio — AQR Managed Futures Strategy Fund (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2013

Annual Report 2012
32

Variable Portfolio — AQR Managed Futures Strategy Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
33

Variable Portfolio — AQR Managed Futures Strategy Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

President, Columbia Management Investment Advisers, LLC February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
34

Variable Portfolio — AQR Managed Futures Strategy Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008).

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
35

Variable Portfolio — AQR Managed Futures Strategy Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
36

Variable Portfolio — AQR Managed Futures Strategy Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1538 A (3/13)

Annual Report

December 31, 2012

Variable Portfolio — Eaton Vance Global Macro
Advantage Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Consolidated Portfolio of Investments	8
Consolidated Statement of Assets and Liabilities	23
Consolidated Statement of Operations	25
Consolidated Statement of Changes in Net Assets	26
Consolidated Financial Highlights	28
Notes to Consolidated Financial Statements	30
Report of Independent Registered Public Accounting Firm	41
Trustees and Officers	42
Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Performance Overview

Performance Summary

>  Variable Portfolio — Eaton Vance Global Macro Advantage Fund (the Fund) Class 2 shares returned 0.30% from the Fund's commencement of operations on April 30, 2012 through December 31, 2012.

>  The Fund outperformed its benchmark, the Citigroup 3-Month U.S. Treasury Bill Index, which returned 0.06% for the same time period.

>  The Fund outperformed its benchmark as its mix of long and short investments, primarily focused on currencies and sovereign credit around the world, produced positive returns.

Average Annual Total Returns (%) (for period ended December 31, 2012)

	Inception	Life
Class 1	04/30/12	0.40
Class 2	04/30/12	0.30
Citigroup 3-Month U.S. Treasury Bill Index		0.06

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2012 – December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Eaton Vance Global Macro Advantage Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

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3

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Manager Discussion of Fund Performance

As of December 31, 2012, 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager may seek to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

From the commencement of operations on April 30, 2012 through December 31, 2012, the Fund's Class 2 shares gained 0.30%. The Fund outperformed its benchmark, the Citigroup 3-Month U.S. Treasury Bill Index (Citigroup Index), which rose 0.06% over the same period. The Fund's positive returns were driven by its mix of long and short investments, primarily focused on currencies and sovereign credit around the world.

Political Developments and Central Bank Activity Dominated Global Investing Landscape

The global investing landscape during the reporting period was dominated by political developments and central bank activity. May, in particular, represented a sell-off in risky assets, as Greece was unable to form a coalition government following its initial round of parliamentary elections; markets increasingly doubted Spain's ability to support its banking sector; and elections in France produced an "anti-austerity" vote. Deteriorating economic data out of the U.S. and China further elevated concerns over a global economic slowdown.

As the calendar turned to June, risk markets began a three-month rally. Investors digested the potential for rhetoric out of policymakers within the Eurozone to result in meaningful action. Additionally, the likelihood of further monetary stimulus from central banks was perceived to increase as economic data showed stagnant or slowing growth across much of the developed world.

In September 2012, central banks took center stage, with the European Central Bank (ECB), the U.S. Federal Reserve (the Fed) and the Bank of Japan each taking action. ECB president Mario Draghi declared that the ECB stood by ready to do "whatever it takes" to keep the Eurozone together. He also announced the ECB's intentions to purchase unlimited amounts of sovereign debt from any member nation that requested it and submitted to conditionality in the form of austerity. Also, the German Constitutional Court ruled that its country's funding of the European Stability Mechanism (ESM) was, in fact, legal. These events led to greatly reduced concerns over the region for the remainder of the year. In turn, yields on Eurozone government debt, in general, rallied. The U.S. Fed announced its third and fourth asset purchase programs, nicknamed QE3 and QE4. Under these programs, the Fed will purchase an additional $85 billion per month in agency mortgage-backed securities and U.S. Treasuries for as long as it takes to stimulate economic growth and bring down the U.S. unemployment rate. Additional activity out of Japan also impacted markets, as the Bank of Japan announced another round of stimulus in September, increasing its own asset purchase program by 10 trillion yen and extending it for another six months. Japanese elections in December led the country to a new prime minister in Shinzo Abe and a commanding victory for his Liberal Democratic Party in

Portfolio Management

Eaton Vance Management

John Baur

Michael Cirami, CFA

Eric Stein, CFA

Top Ten Holdings — Long Positions (%) (at December 31, 2012)
Mexican Bonos 7.000% 06/19/14	9.1
Serbia Treasury Bills 12.170% 05/23/13	6.1
Norway Treasury Bills 1.580% 03/20/13	4.8
Turkey Government Bond 3.000% 01/06/21	4.5
Turkey Government Bond 0.000% 05/15/13	4.4
Singapore Treasury Bills 0.220% 02/07/13	4.3
New Zealand Government Bond 6.000% 05/15/21	3.8
Philippine Government International Bond 6.250% 01/14/36	2.8
Turkey Government Bond 0.000% 07/17/13	2.4
Serbia Treasury Bills 12.020% 02/21/13	2.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Consolidated Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Excludes U.S. Treasury holdings.

Annual Report 2012
4

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Manager Discussion of Fund Performance (continued)

parliament. Abe ran on the platform of additional fiscal stimulus and applying pressure to the Bank of Japan for aggressive monetary stimulus in an effort to spur economic growth, as Japan had entered a recession for the third time in five years.

All told, interest rates in the U.S. were lower across much of the U.S. Treasury yield curve, or spectrum of maturities, during the reporting period. U.S. Treasuries, regarded as a safe haven by many investors, benefited from uncertainty in many of the world's other developed markets and from ongoing purchases by the Fed.

Currency and Credit Positioning Boosted Fund Results

The Fund outperformed the Citigroup Index during the reporting period as its mix of long and short investments, primarily focused on currencies and sovereign credit around the world, produced positive returns.

More specifically, positions positively impacting Fund performance included a long position in the Serbian dinar, as Serbia's central bank increased its policy rate three times during the reporting period, showing its independence from the nation's government as the country moved closer toward an International Monetary Fund program. A long position in the South Korean won also benefited the Fund's returns, as the country elected its first female president who the markets anticipated would introduce business-friendly reforms. A long Venezuelan sovereign credit position was also a positive contributor, as spreads, or yield differentials between these bonds and U.S. Treasuries, narrowed substantially with many perceiving Venezuela's president Hugo Chavez' waning health to spur the likelihood of a change in government there.

The Fund's duration positioning also contributed positively to results during the period. The Fund maintained its duration modestly longer than that of the Citigroup Index, which helped as U.S. Treasury yields declined during the period.

Select Credit Positions Hampered Fund Performance

Detracting from Fund returns was a long dollar-denominated credit position in Argentina, as the risk of a technical default greatly increased during the fourth quarter following a surprise U.S. court ruling that will attempt to force payment to creditors still holding debt on which the country defaulted in 2001. Short French and Spanish credit positions also negatively impacted Fund returns as spreads narrowed. French credit spreads narrowed due largely to technicals, or supply and demand factors, as France maintained its Eurozone "core" status and its government bond yield was higher than Germany's. Spanish credit spreads narrowed mostly because of its new-found implicit backing from the ECB.

Shifting Market Conditions Drove Fund Portfolio Changes

During the reporting period, we opportunistically added to the Fund's long Indian rupee position, as valuations became more attractive in our view and talk of allowing more foreign investment increased. We also added to the Fund's long Nigerian naira position, as oil prices steadied and the naira's prospects of being added to a prominent index increased, ultimately coming to fruition. We altered the Fund's long position in Poland, moving from the currency to interest rates as its economy showed signs of slowing. Given the legal proceedings potentially impacting the Fund's long position in dollar-denominated Argentine credit, we decreased the size of that holding.

Country Breakdown (%)(a) (at December 31, 2012)
	Long	Short(a)	Net
Albania	0.2	0.0	0.2
Cyprus	1.6	0.0	1.6
China	0.0	(1.3)	(1.3)
France	0.3	0.0	0.3
Germany	2.7	0.0	2.7
Luxembourg	0.4	0.0	0.4
Mexico	9.2	0.0	9.2
Mongolia	0.3	0.0	0.3
New Zealand	5.0	0.0	5.0
Norway	4.4	0.0	4.4
Philippines	2.6	0.0	2.6
Serbia	11.3	0.0	11.3
Singapore	4.3	0.0	4.3
Spain	2.7	0.0	2.7
Sri Lanka	1.4	0.0	1.4
Turkey	11.1	0.0	11.1
United States	41.8	0.0	41.8
Venezuela	2.0	0.0	2.0
Total	101.3	(1.3)	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a)Country breakdown does not include exposure to countries included in the "Investments in Derivatives."

Annual Report 2012
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Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

We currently believe the U.S. economic recovery is following a pattern typical of emergence from a financial recession. While economic growth has improved and unemployment has retreated, the U.S. fiscal balance sheet continues to deteriorate.

Looking ahead, we currently believe markets will continue to focus on developments in Europe, especially those developments related to Spain's ability to secure capital for its ailing banking sector. Political risks remain high in the Eurozone, as each country fights for what is in its own best interest and disagrees on what is in the best interest of the European Monetary Union as a whole. Further, European financial company balance sheets are currently suffering, as they remain the largest funding source for some of the weaker countries within the Eurozone.

Given this view, we currently intend to seek opportunities for investment in Asia, Latin America and Central and Eastern Europe as well as in Africa and the Middle East. In our view, many of these countries benefit from strong economic and political fundamentals that should help them regardless of whether market turmoil originating in the developed world persists or not.

Annual Report 2012
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Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,019.30	1,018.75	6.58	6.58	1.29
Class 2	1,000.00	1,000.00	1,018.30	1,017.64	7.70	7.70	1.51

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2012
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Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Consolidated Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 1.7%

Issuer	Shares	Value ($)
France 0.3%
Sanofi	5,132	486,667
Total SA	8,903	463,249
Total		949,916
Germany 1.1%
Deutsche Euroshop AG	29,450	1,235,971
Deutsche Wohnen AG	64,167	1,191,262
GSW Immobilien AG	29,216	1,237,776
Total		3,665,009
Luxembourg 0.3%
GAGFAH SA(a)	101,491	1,191,609
Total Common Stocks (Cost: $4,883,017)		5,806,534

Foreign Government Obligations(b) 32.4%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Albania 0.2%
Albania Government International Bond Senior Unsecured 11/04/15	7.500%	EUR	500,000	681,128
Cyprus 1.6%
Cyprus Government International Bond 06/03/13	3.750%	EUR	2,358,000	2,661,140
11/01/15	3.750%	EUR	350,000	314,148
02/03/20	4.625%	EUR	2,934,000	2,323,641
Total				5,298,929
Germany 1.5%
Bundesrepublik Deutschland 07/04/34	4.750%	EUR	2,590,000	5,009,206
Mexico 8.9%
Mexican Bonos 06/19/14	7.000%	MXN	342,158,000	27,321,368
12/18/14	9.500%	MXN	32,150,000	2,707,170
Total				30,028,538
Mongolia 0.3%
Mongolia Government International Bond Senior Unsecured(c) 01/05/18	4.125%		940,000	933,150

Foreign Government Obligations(b) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
New Zealand 4.8%
New Zealand Government Bond Senior Unsecured 12/15/17	6.000%	NZD	2,260,000	2,130,799
03/15/19	5.000%	NZD	2,260,000	2,062,031
05/15/21	6.000%	NZD	11,468,000	11,265,530
04/15/23	5.500%	NZD	900,000	868,424
Total				16,326,784
Philippines 2.5%
Philippine Government International Bond Senior Unsecured 01/14/36	6.250%	PHP	293,000,000	8,496,572
Slovenia 2.6%
Slovenia Government Bond 01/18/21	4.375%	EUR	2,552,000	3,190,859
Senior Unsecured 01/26/20	4.125%	EUR	300,000	375,006
Slovenia Government International Bond Senior Unsecured(c) 10/26/22	5.500%		4,937,000	5,193,397
Total				8,759,262
Sri Lanka 1.4%
Republic of Sri Lanka Senior Unsecured(c) 07/27/21	6.250%		1,776,000	1,935,004
Sri Lanka Government International Bond Senior Unsecured 07/27/21	6.250%		1,437,000	1,565,653
Sri Lanka Government International Bond(c) Senior Unsecured 07/25/22	5.875%		1,080,000	1,151,317
Total				4,651,974
Turkey 6.6%
Turkey Government Bond 04/10/13	10.000%	TRY	3,989,000	2,260,646
Turkey Government Bond(d) 05/15/13	0.000%	TRY	23,916,000	13,104,030
07/17/13	0.000%	TRY	13,120,967	7,113,690
Total				22,478,366
Venezuela 2.0%
Venezuela Government International Bond Senior Unsecured 10/21/26	11.750%		4,862,000	5,481,905
03/31/38	7.000%		1,430,000	1,144,000
Total				6,625,905
Total Foreign Government Obligations (Cost: $102,820,578)				109,289,814

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
8

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Consolidated Portfolio of Investments (continued)

December 31, 2012

Inflation-Indexed Bonds(b) 4.0%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Turkey 4.0%
Turkey Government Bond 01/06/21	3.000%	TRY	21,194,208	13,559,769
Total Inflation-Indexed Bonds (Cost: $11,427,388)				13,559,769

Options Purchased Calls 0.3%

Issuer	Contracts	Exercise Price ($)		Expiration Date	Value ($)
Indian Rupee
	393,200,000	INR	52.00	05/06/13	24,177
	180,200,000	INR	51.00	05/08/13	6,417
	441,480,000	INR	52.00	05/14/13	28,935
	404,092,000	INR	52.00	05/14/13	26,485
	234,000,000	INR	52.00	05/14/13	15,337
	616,000,000	INR	55.00	07/01/13	184,541
	333,900,000	INR	53.00	07/03/13	45,005
	466,400,000	INR	53.00	07/03/13	62,865
	420,000,000	INR	54.00	08/12/13	92,685
	976,000,000	INR	54.00	08/12/13	215,383
	421,000,000	INR	54.00	08/12/13	92,906
	511,000,000	INR	55.00	08/19/13	161,573
Total Options Purchased Calls (Cost: $1,195,909)					956,309

Options Purchased Puts 0.3%

Brent Crude Oil
	146		94.80	09/30/13	809,570
Chinese Renminbi
	42,224,000	CNH 6.50		05/20/13	4,966
	42,224,000	CNH 6.50		05/20/13	4,966
	34,190,000	CNH 6.50		05/20/13	4,021
	33,150,000	CNH 6.50		05/20/13	3,899
Korean Won
	14,000,000,000	KRW	1,120.00	06/14/13	94,037
	8,494,080,000	KRW	1,120.00	06/18/13	58,967
	8,494,080,000	KRW	1,120.00	06/18/13	58,966
Total Options Purchased Puts (Cost: $1,656,844)					1,039,392

Treasury Bills(b) 51.0%

Issuer	Effective Yield	Principal Amount ($)		Value ($)
Norway 4.2%
Norway Treasury Bills 03/20/13	1.580%	NOK	79,992,000	14,343,954
Serbia 10.9%
Serbia Treasury Bills 06/28/13	12.300%	RSD 272,700,000		3,021,482
02/21/13	12.020%	RSD 530,510,000		6,127,554
05/23/13	12.170%	RSD 1,630,920,000		18,287,945
05/22/14	13.080%	RSD 156,000,000		1,550,940
12/12/13	12.670%	RSD 296,310,000		3,107,860
01/10/13	13.350%	RSD 394,300,000		4,615,404
Total				36,711,185
Singapore 4.1%
Singapore Treasury Bills 02/07/13	0.220%	SGD	15,661,000	12,817,653
04/04/13	0.220%	SGD	1,342,000	1,097,970
Total				13,915,623
United States 31.8%
U.S. Treasury Bills 01/10/13	0.010%		32,800,000	32,799,904
01/17/13	0.040%		31,800,000	31,799,343
02/28/13	0.000%		20,000,000	19,999,845
U.S. Treasury Bills(e)(f) 02/07/13	0.060%		22,800,000	22,798,610
Total				107,397,702
Total Treasury Bills (Cost: $170,372,963)				172,368,464

Money Market Funds 7.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.142%(g)(h)	26,712,773	26,712,773
Total Money Market Funds (Cost: $26,712,773)		26,712,773
Total Investments (Cost: $319,069,472)		329,733,055

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
9

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Consolidated Portfolio of Investments (continued)

December 31, 2012

Investments Sold Short (1.2)%

Common Stocks (1.2)%

Issuer	Shares	Value ($)
China (1.2)%
Agricultural Bank of China Ltd., Class H	(2,174,400)	(1,097,303)
Bank of China Ltd., Class H	(2,171,500)	(983,435)
China Construction Bank Corp., Class H	(1,241,900)	(1,014,896)
Industrial & Commercial Bank of China Ltd., Class H	(1,460,600)	(1,054,227)
Total		(4,149,861)
Total Common Stocks (Proceeds: $3,207,136)		(4,149,861)
Total Investments Sold Short (Proceeds: $3,207,136)		(4,149,861)
Total Investments, Net of Investments Sold Short		325,583,194
Other Assets & Liabilities, Net		12,260,138
Net Assets		337,843,332

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2012

At December 31, 2012, $2,544,534 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
CAC 40 Index	(70)	EUR	(3,365,082)	January 2013	25,245	—
EURO STOXX 50	(67)	EUR	(2,312,620)	March 2013	31,693	—
Euro-Bobl, 5-year	(189)	EUR	(31,887,345)	March 2013	—	(151,039)
Euro-Bund, 10-year	(17)	EUR	(3,268,040)	March 2013	—	(18,525)
Euro-OAT, 10-year	(278)	EUR	(49,963,411)	March 2013	—	(98,634)
Euro-SCHATZ, 2-year	(7)	EUR	(1,024,262)	March 2013	—	(776)
Gold 100 oz	(59)	USD	(9,887,220)	February 2013	236,201	—
Hang Seng China Enterprises Index	163	HKD	12,040,699	January 2013	217,379	—
Japanese Government Bond, 10-year	(12)	JPY	(19,897,270)	March 2013	154,858	—
Platinum	207	USD	15,963,840	April 2013	—	(791,206)
USD Deliverable Interest Rate Swap, 10-year	(8)	USD	(810,000)	March 2013	11,875	—
Total					677,251	(1,060,180)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
10

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Consolidated Portfolio of Investments (continued)

December 31, 2012

Open Options Contracts Written at December 31, 2012

Issuer	Puts/Calls	Number of Contracts	Exercise Price ($)		Premium Received ($)	Expiration Date	Value ($)
Indian Rupee	Put	364,000,000	INR	65	160,160	July 2013	15,134
Indian Rupee	Put	201,600,000	INR	64	78,514	July 2013	11,322
Indian Rupee	Put	281,600,000	INR	64	117,123	July 2013	15,815
Indian Rupee	Call	327,294,000	INR	54	237,773	August 2013	72,227
Indian Rupee	Call	1,489,706,000	INR	54	939,343	August 2013	328,747
Indian Rupee	Call	511,000,000	INR	55	484,521	August 2013	161,572
Total							604,817

Credit Default Swap Contracts Outstanding at December 31, 2012
Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)		Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citibank	Kingdom of Thailand	June 20, 2017	1.000		1,350,000	(13,837)	(29,778)	(450)	—	(44,065)
JPMorgan	Kingdom of Thailand	June 20, 2017	1.000		2,000,000	(20,499)	(26,805)	(667)	—	(47,971)
Morgan Stanley	Kingdom of Thailand	June 20, 2017	1.000		1,520,000	(15,579)	(37,771)	(507)	—	(53,857)
Standard Charter	Kingdom of Thailand	June 20, 2017	1.000		1,700,000	(17,424)	(32,571)	(567)	—	(50,562)
Citibank	People's Republic of China	June 20, 2017	1.000		1,520,000	(31,763)	(23,516)	(507)	—	(55,786)
JPMorgan	People's Republic of China	June 20, 2017	1.000		1,700,000	(35,524)	(17,858)	(567)	—	(53,949)
JPMorgan	People's Republic of China	June 20, 2017	1.000		2,000,000	(41,794)	(10,137)	(667)	—	(52,598)
Morgan Stanley	People's Republic of China	June 20, 2017	1.000		2,200,000	(45,973)	(22,245)	(733)	—	(68,951)
Goldman Sachs International	Republic of Colombia	June 20, 2017	1.000		1,020,000	(7,600)	(29,920)	(340)	—	(37,860)
Morgan Stanley	Tunisian Republic	June 20, 2017	1.000		5,300,000	542,354	(395,429)	(1,766)	145,159	—
JPMorgan	Central Bank of Tunisia	September 20, 2017	1.000		480,000	52,039	(41,704)	(160)	10,175	—
Morgan Stanley	Markit iTraxx Europe Senior Financials	December 20, 2017	1.000	EUR	5,240,000	133,947	(275,190)	(2,305)	—	(143,548)
Morgan Stanley	Markit iTraxx Europe Subordinated Financials	December 20, 2017	5.000	EUR	2,620,000	(422,829)	267,520	(5,764)	—	(161,073)
Citibank	Republic of Croatia	December 20, 2017	1.000		1,500,000	105,858	(99,180)	(500)	6,178	—
Goldman Sachs International	Republic of Croatia	December 20, 2017	1.000		2,000,000	141,144	(132,591)	(667)	7,886	—
Morgan Stanley	Republic of Croatia	December 20, 2017	1.000		1,380,000	97,389	(88,503)	(460)	8,426	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
11

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Consolidated Portfolio of Investments (continued)

December 31, 2012

Credit Default Swap Contracts Outstanding at December 31, 2012
Buy Protection (continued)

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Republic of Croatia	December 20, 2017	1.000	1,810,000	127,735	(124,225)	(603)	2,907	—
Citibank	Federative Republic of Brazil	June 20, 2022	1.000	5,300,000	198,423	(258,965)	(1,767)	—	(62,309)
Goldman Sachs International	Federative Republic of Brazil	June 20, 2022	1.000	4,010,000	150,127	(313,684)	(1,337)	—	(164,894)
Goldman Sachs International	Federative Republic of Brazil	June 20, 2022	1.000	4,500,000	168,472	(285,671)	(1,500)	—	(118,699)
Citibank	Republic of Brazil	June 20, 2022	1.000	9,100,000	340,688	(744,851)	(3,033)	—	(407,196)
Goldman Sachs International	Republic of Colombia	June 20, 2022	1.000	1,700,000	46,100	(93,729)	(567)	—	(48,196)
Goldman Sachs International	Republic of Colombia	June 20, 2022	1.000	4,600,000	124,740	(318,833)	(1,533)	—	(195,626)
Morgan Stanley	Republic of Colombia	June 20, 2022	1.000	2,000,000	54,235	(147,399)	(667)	—	(93,831)
Morgan Stanley	Republic of Colombia	June 20, 2022	1.000	2,000,000	54,235	(83,781)	(667)	—	(30,213)
Morgan Stanley	Republic of Colombia	June 20, 2022	1.000	3,700,000	100,334	(226,767)	(1,233)	—	(127,666)
Citibank	United Mexican States	June 20, 2022	1.000	1,540,000	42,478	(109,617)	(513)	—	(67,652)
Citibank	United Mexican States	June 20, 2022	1.000	3,080,000	84,957	(193,853)	(1,027)	—	(109,923)
Goldman Sachs International	United Mexican States	June 20, 2022	1.000	600,000	16,550	(37,230)	(200)	—	(20,880)
Goldman Sachs International	United Mexican States	June 20, 2022	1.000	1,300,000	35,858	(92,893)	(433)	—	(57,468)
Goldman Sachs International	Federative Republic of Brazil	September 20, 2022	1.000	3,500,000	136,967	(306,742)	(1,167)	—	(170,942)
Citibank	Republic of South Africa	September 20, 2022	1.000	7,150,000	601,930	(621,259)	(2,383)	—	(21,712)
Goldman Sachs International	Republic of South Africa	September 20, 2022	1.000	7,100,000	597,720	(538,688)	(2,367)	56,665	—
Goldman Sachs International	Republic of South Africa	September 20, 2022	1.000	11,200,000	942,883	(1,074,540)	(3,733)	—	(135,390)
JPMorgan	Republic of South Africa	September 20, 2022	1.000	7,450,000	627,185	(636,145)	(2,483)	—	(11,443)
Morgan Stanley	Republic of South Africa	September 20, 2022	1.000	5,470,000	460,497	(457,786)	(1,823)	888	—
Morgan Stanley	Russian Federation	September 20, 2022	1.000	8,530,000	602,371	(1,163,717)	(2,843)	—	(564,189)
Goldman Sachs International	Republic of South Africa	December 20, 2022	1.000	2,945,000	256,630	(285,101)	(982)	—	(29,453)
Total								238,284	(3,207,902)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
12

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Consolidated Portfolio of Investments (continued)

December 31, 2012

Credit Default Swap Contracts Outstanding at December 31, 2012
Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread**	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citibank	Argentine Republic	June 20, 2013	5.000	23.166	6,790,000	(541,475)	18,398	11,317	—	(511,760)
Morgan Stanley	Argentine Republic	June 20, 2013	5.000	23.166	80,000	(6,379)	(109)	133	—	(6,355)
Morgan Stanley	Argentine Republic	June 20, 2013	5.000	23.166	5,200,000	(414,679)	117,715	8,667	—	(288,297)
Citibank	Republic of South Africa	September 20, 2017	1.000	1.343	12,000,000	(188,490)	308,875	4,000	124,385	—
Goldman Sachs International	Republic of South Africa	September 20, 2017	1.000	1.343	7,100,000	(111,523)	111,394	2,367	2,238	—
Goldman Sachs International	Republic of South Africa	September 20, 2017	1.000	1.343	11,200,000	(175,924)	346,498	3,733	174,307	—
JPMorgan	Republic of South Africa	September 20, 2017	1.000	1.343	7,450,000	(117,021)	185,275	2,483	70,737	—
Morgan Stanley	Republic of South Africa	September 20, 2017	1.000	1.343	5,470,000	(85,920)	112,682	1,823	28,585	—
Citibank	CDX North America High Yield 19	December 20, 2017	5.000	4.868	4,780,000	26,529	2,839	7,967	37,335	—
JPMorgan	CDX North America High Yield 19	December 20, 2017	5.000	4.868	5,220,000	28,971	12,400	8,700	50,071	—
Morgan Stanley	CDX North America High Yield 19	December 20, 2017	5.000	4.868	3,200,000	17,760	95,551	5,333	118,644	—
Goldman Sachs International	Republic of South Africa	December 20, 2017	1.000	1.343	2,945,000	(56,531)	69,375	982	13,826	—
JPMorgan	Republic of Turkey	September 20, 2022	1.000	1.743	8,530,000	(539,969)	500,579	2,843	—	(36,547)
Total									620,128	(842,959)

**Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
13

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Consolidated Portfolio of Investments (continued)

December 31, 2012

Interest Rate Swap Contracts Outstanding at December 31, 2012

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
JPMorgan Chase Bank	6-Month PLN-WIBOR-WIBO	Pay	4.420	July 27, 2017	PLN	11,560,000	152,206	—
Citibank New York	6-Month PLN-WIBOR-WIBO	Pay	4.333	July 30, 2017	PLN	11,200,000	133,174	—
Goldman Sachs International	6-Month PLN-WIBOR-WIBO	Pay	4.345	August 1, 2017	PLN	10,990,000	132,851	—
Citibank New York	6-Month PLN-WIBOR-WIBO	Pay	4.240	August 7, 2017	PLN	26,350,000	278,657	—
Citibank New York	6-Month PLN-WIBOR-WIBO	Pay	4.300	August 10, 2017	PLN	5,648,000	64,778	—
JPMorgan Chase Bank New York	6-Month PLN-WIBOR-WIBO	Pay	4.325	August 17, 2017	PLN	5,540,000	65,846	—
Citibank New York	6-Month PLN-WIBOR-WIBO	Pay	4.400	August 20, 2017	PLN	5,440,000	71,400	—
Morgan Stanley Capital Services	6-Month PLN-WIBOR-WIBO	Pay	4.370	August 23, 2017	PLN	5,480,000	68,966	—
Citibank New York	6-Month PLN-WIBOR-WIBO	Pay	4.350	August 27, 2017	PLN	3,200,000	39,433	—
Citibank	6-Month PLN-WIBOR-WIBO	Pay	4.300	September 18, 2017	PLN	5,100,000	60,970	—
JPMorgan Chase Bank	6-Month PLN-WIBOR-WIBO	Pay	4.246	October 8, 2017	PLN	7,790,000	87,937	—
Citibank	6-Month PLN-WIBOR-WIBO	Pay	3.810	November 13, 2017	PLN	4,300,000	23,599	—
Citibank	6-Month PLN-WIBOR-WIBO	Pay	3.820	November 14, 2017	PLN	10,680,000	60,221	—
Citibank	6-Month PLN-WIBOR-WIBO	Pay	3.815	November 19, 2017	PLN	30,550,000	171,210	—
Goldman Sachs International	6-Month PLN-WIBOR-WIBO	Pay	3.800	November 20, 2017	PLN	10,984,000	59,096	—
Citibank London	3-Month NZD FIX-FRA	Pay	3.815	August 13, 2022	NZD	3,859,000	51,403	—
Citibank London	3-Month NZD FIX-FRA	Pay	3.860	August 13, 2022	NZD	4,816,000	79,463	—
Citibank London	3-Month NZD FIX-FRA	Pay	3.970	August 13, 2022	NZD	5,350,000	126,020	—
Citibank New York	3-Month NZD FIX-FRA	Pay	3.899	August 13, 2022	NZD	4,820,000	86,737	—
Citibank New York	3-Month NZD FIX-FRA	Pay	3.798	August 30, 2022	NZD	5,202,000	59,337	—
Citibank	3-Month USD LIBOR	Receive	1.805	October 23, 2022	USD	2,669,000	—	(11,914)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
14

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Consolidated Portfolio of Investments (continued)

December 31, 2012

Interest Rate Swap Contracts Outstanding at December 31, 2012 (continued)

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citibank	3-Month NZD FIX-FRA	Pay	3.775	October 30, 2022	NZD	9,787,000	16,233	—
Citibank	3-Month USD LIBOR	Receive	1.751	November 6, 2022	USD	626,000	1,068	—
Total							1,890,605	(11,914)

Total Return Equity Swap Contracts Outstanding at December 31, 2012

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Shares	Unrealized Appreciation ($)
Standard Chartered New York	Total return on Nigeria T-Bill	Floating rate based on 3-month USD LIBOR plus 1.50%	September 30, 2013	5,247,000,000	1,362,810
Total					1,362,810

Forward Foreign Currency Exchange Contracts Open at December 31, 2012

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Standard Chartered Bank	January 7, 2013	6,701,929 (USD)	17,304,380 (PEN)	75,689	—
Citigroup Global Markets Inc.	January 10, 2013	601,973,716 (RSD)	5,271,330 (EUR)	—	(100,095)
Goldman, Sachs & Co.	January 14, 2013	501,860,000 (TWD)	17,324,634 (USD)	41,813	—
Standard Chartered Bank	January 14, 2013	478,790,000 (TWD)	16,393,549 (USD)	—	(94,798)
Goldman, Sachs & Co.	January 14, 2013	3,285,024 (USD)	176,143,000 (INR)	—	(77,711)
Standard Chartered Bank	January 14, 2013	6,190,173 (USD)	337,937,000 (INR)	—	(36,821)
Goldman, Sachs & Co.	January 14, 2013	6,730,991 (USD)	207,400,000 (RUB)	43,581	—
Citigroup Global Markets Inc.	January 16, 2013	16,803,000 (AUD)	17,068,991 (USD)	—	(362,171)
Wells Fargo	January 16, 2013	1,130,000 (AUD)	1,158,284 (USD)	—	(13,960)
Goldman, Sachs & Co.	January 16, 2013	10,148,481 (EUR)	88,170,000 (SEK)	156,566	—
Goldman, Sachs & Co.	January 16, 2013	1,215,010,000 (JPY)	15,466,809 (USD)	1,440,784	—
Citigroup Global Markets Inc.	January 16, 2013	5,342,352 (USD)	5,100,000 (AUD)	—	(51,694)
Citigroup Global Markets Inc.	January 17, 2013	87,300,000 (RSD)	760,784 (EUR)	—	(17,333)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
15

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Consolidated Portfolio of Investments (continued)

December 31, 2012

Forward Foreign Currency Exchange Contracts Open at December 31, 2012 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets Inc.	January 22, 2013	6,462,227 (USD)	356,450,000 (INR)	17,090	—
Goldman, Sachs & Co.	January 22, 2013	2,259,741 (USD)	124,105,000 (INR)	—	(3,841)
Standard Chartered Bank	January 22, 2013	2,763,400 (USD)	151,683,000 (INR)	—	(6,204)
Citigroup Global Markets Inc.	January 24, 2013	64,480,000 (RSD)	565,862 (EUR)	—	(6,088)
Citigroup Global Markets Inc.	January 29, 2013	2,800,735 (USD)	152,500,000 (INR)	—	(32,855)
J.P. Morgan Securities, Inc.	January 29, 2013	1,948,939 (USD)	79,620,000 (PHP)	—	(8,100)
Standard Chartered Bank	January 29, 2013	9,095,142 (USD)	375,402,000 (PHP)	55,760	—
Citigroup Global Markets Inc.	January 30, 2013	3,641,677 (USD)	22,928,000 (CNY)	30,511	—
Standard Chartered Bank	January 30, 2013	4,024,456 (USD)	25,342,000 (CNY)	34,362	—
Wells Fargo	January 31, 2013	20,152,843 (NZD)	16,461,346 (USD)	—	(161,744)
J.P. Morgan Securities, Inc.	February 4, 2013	550,000 (BRL)	258,301 (USD)	—	(9,130)
Wells Fargo	February 4, 2013	26,670,000 (BRL)	12,497,657 (USD)	—	(470,315)
Wells Fargo	February 4, 2013	12,803,387 (USD)	27,220,000 (BRL)	432,017	—
Citigroup Global Markets Inc.	February 4, 2013	16,858,186 (USD)	106,215,000 (CNY)	146,592	—
Goldman, Sachs & Co.	February 4, 2013	4,204,347 (USD)	26,500,000 (CNY)	38,242	—
Goldman, Sachs & Co.	February 19, 2013	4,063,228 (USD)	25,448,000 (CNH)	6,017	—
Standard Chartered Bank	February 19, 2013	4,490,620 (USD)	28,127,000 (CNH)	7,009	—
Citigroup Global Markets Inc.	February 19, 2013	5,032,942 (USD)	270,269,000 (INR)	—	(145,864)
Standard Chartered Bank	February 19, 2013	26,774,977 (USD)	28,866,102,650 (KRW)	108,775	—
Goldman, Sachs & Co.	February 19, 2013	33,652,253 (USD)	103,198,000 (MYR)	—	(18,138)
Citigroup Global Markets Inc.	February 20, 2013	35,257,831 (EUR)	45,871,848 (USD)	—	(686,383)
Goldman, Sachs & Co.	February 20, 2013	3,666,000 (EUR)	4,793,662 (USD)	—	(47,319)
Goldman, Sachs & Co.	March 5, 2013	3,770,000 (EUR)	4,901,057 (USD)	—	(77,803)
Wells Fargo	March 11, 2013	47,621,965 (EUR)	62,118,091 (USD)	—	(777,692)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
16

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Consolidated Portfolio of Investments (continued)

December 31, 2012

Forward Foreign Currency Exchange Contracts Open at December 31, 2012 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Wells Fargo	March 11, 2013	5,872,064 (USD)	4,537,216 (EUR)	120,375	—
Standard Chartered Bank	March 14, 2013	2,223,308 (USD)	91,000,000 (PHP)	—	(6,625)
Goldman, Sachs & Co.	March 19, 2013	118,080,000 (ZAR)	13,462,547 (USD)	—	(323,045)
Goldman, Sachs & Co.	April 10, 2013	3,610,000 (TRY)	1,968,252 (USD)	—	(30,032)
Citigroup Global Markets Inc.	June 14, 2013	2,302,204 (USD)	72,600,000 (RUB)	13,265	—
J.P. Morgan Securities, Inc.	September 16, 2013	2,269,814 (USD)	72,600,000 (RUB)	12,657	—
Goldman, Sachs & Co.	December 16, 2013	2,244,807 (USD)	72,670,000 (RUB)	10,994	—
Total				2,792,099	(3,565,761)

Cross-Currency Swap Contracts Outstanding at December 31, 2012

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Amount of Currency Received		Notional Amount of Currency Delivered ($)		Unrealized Depreciation ($)
Goldman Sachs International	Floating rate equal to 3-month USD-LIBOR-BBA based on the notional amount of the currency delivered	Fixed rate equal to 6.25% based on the notional amount of the currency received	October 16, 2020	TRY	700,000	USD	387,597	(27,310)
Citibank	Floating rate equal to 3-month USD-LIBOR-BBA based on the notional amount of the currency delivered	Fixed rate equal to 6.74% based on the notional amount of the currency received	January 6, 2021	TRY	4,505,772	USD	2,470,270	(345,210)
Citibank	Floating rate equal to 3-month USD-LIBOR-BBA based on the notional amount of the currency delivered	Fixed rate equal to 6.95% based on the notional amount of the currency received	January 6, 2021	TRY	7,034,290	USD	3,996,756	(486,319)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
17

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Consolidated Portfolio of Investments (continued)

December 31, 2012

Cross-Currency Swap Contracts Outstanding at December 31, 2012 (continued)

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Amount of Currency Received		Notional Amount of Currency Delivered ($)		Unrealized Depreciation ($)
JPMorgan	Floating rate equal to 3-month USD-LIBOR-BBA based on the notional amount of the currency delivered	Fixed rate equal to 6.89% based on the notional amount of the currency received	January 6, 2021	TRY	5,991,799	USD	3,244,071	(548,338)
JPMorgan	Floating rate equal to 3-month USD-LIBOR-BBA based on the notional amount of the currency delivered	Fixed rate equal to 7.13% based on the notional amount of the currency received	January 6, 2021	TRY	6,173,145	USD	3,420,025	(550,417)
Total								(1,957,594)

Notes to Consolidated Portfolio of Investments

(a)  Non-income producing.

(b)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $9,212,868 or 2.73% of net assets.

(d)  Zero coupon bond.

(e)  At December 31, 2012, the security valued at $22,798,610 was partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(f)  At December 31, 2012, the security was designated to cover open put and/or call options written.

(g)  The rate shown is the seven-day current annualized yield at December 31, 2012.

(h)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	20,000	560,328,796	(533,636,023)	—	26,712,773	47,334	26,712,773

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
18

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Consolidated Portfolio of Investments (continued)

December 31, 2012

Notes to Consolidated Portfolio of Investments (continued)

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CNH  Chinese Renminbi

CNY  China, Yuan Renminbi

EUR  Euro

HKD  Hong Kong Dollar

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysia Ringgits

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peru Nuevos Soles

PHP  Philippine Peso

PLN  Polish Zloty

RSD  Serbian Dinar

RUB  Russian Rouble

SEK  Swedish Krona

SGD  Singapore Dollar

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  US Dollar

ZAR  South African Rand

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
19

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Consolidated Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
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Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Consolidated Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Energy	—	463,249	—	463,249
Financials	—	4,856,618	—	4,856,618
Health Care	—	486,667	—	486,667
Common Stocks — Investments Sold Short
Financials	—	(4,149,861)	—	(4,149,861)
Total Equity Securities	—	1,656,673	—	1,656,673
Bonds
Foreign Government Obligations	—	109,289,814	—	109,289,814
Inflation-Indexed Bonds	—	13,559,769	—	13,559,769
Total Bonds	—	122,849,583	—	122,849,583
Short-Term Securities
Treasury Bills	107,397,702	64,970,762	—	172,368,464
Total Short-Term Securities	107,397,702	64,970,762	—	172,368,464
Other
Options Purchased Calls	956,309	—	—	956,309
Options Purchased Puts	1,039,392	—	—	1,039,392
Money Market Funds	26,712,773	—	—	26,712,773
Total Other	28,708,474	—	—	28,708,474
Investments in Securities	136,106,176	189,477,018	—	325,583,194
Derivatives
Assets
Futures Contracts	677,251	—	—	677,251
Forward Foreign Currency Exchange Contracts	—	2,792,099	—	2,792,099
Credit Default Swap Contracts	—	858,412	—	858,412
Interest Rate Swap Contracts	—	1,890,605	—	1,890,605
Total Return Equity Swap Contracts	—	1,362,810	—	1,362,810
Liabilities
Futures Contracts	(1,060,180)	—	—	(1,060,180)
Options Contracts Written	(604,817)	—	—	(604,817)
Forward Foreign Currency Exchange Contracts	—	(3,565,761)	—	(3,565,761)
Credit Default Swap Contracts	—	(4,050,861)	—	(4,050,861)
Cross-Currency Swap Contracts	—	(1,957,594)	—	(1,957,594)
Interest Rate Swap Contracts	—	(11,914)	—	(11,914)
Total	135,118,430	186,794,814	—	321,913,244

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Consolidated Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Futures contracts, forward foreign currency exchange contracts and swap contracts are valued at unrealized appreciation (depreciation).

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
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Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Consolidated Statement of Assets and Liabilities

December 31, 2012

Assets
Investments, at value
Unaffiliated issuers (identified cost $292,356,699)	$303,020,282
Affiliated issuers (identified cost $26,712,773)	26,712,773
Total investments (identified cost $319,069,472)	329,733,055
Foreign currency (identified cost $4,906,463)	4,893,059
Margin deposits on futures contracts	2,544,534
Unrealized appreciation on forward foreign currency exchange contracts	2,792,099
Unrealized appreciation on swap contracts	4,111,827
Premiums paid on outstanding swap contracts	9,378,783
Receivable for:
Dividends	2,772
Interest	1,316,398
Reclaims	68,060
Variation margin on futures contracts	140,857
Prepaid expenses	2,890
Trustees' deferred compensation plan	1,677
Other assets	3,800
Total assets	354,989,811
Liabilities
Securities sold short, at value (proceeds $3,207,136)	4,149,861
Option contracts written, at value (premiums received $2,017,434)	604,817
Disbursements in excess of cash	492
Unrealized depreciation on forward foreign currency exchange contracts	3,565,761
Unrealized depreciation on swap contracts	6,020,369
Premiums received on outstanding swap contracts	2,149,101
Payable for:
Capital shares purchased	418,126
Investment management fees	28,186
Foreign capital gains taxes deferred	143,040
Transfer agent fees	1,657
Administration fees	2,211
Compensation of board members	138
Chief compliance officer expenses	70
Other expenses	60,973
Trustees' deferred compensation plan	1,677
Total liabilities	17,146,479
Net assets applicable to outstanding capital stock	$337,843,332
Represented by
Partners' capital	$337,843,332
Total — representing net assets applicable to outstanding capital stock	$337,843,332

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
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Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Consolidated Statement of Assets and Liabilities (continued)

December 31, 2012

Class 1
Net assets	$337,840,824
Shares outstanding	33,634,302
Net asset value per share	$10.04
Class 2
Net assets	$2,508
Shares outstanding	250
Net asset value per share	$10.03

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
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Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Consolidated Statement of Operations

Year Ended December 31, 2012(a)

Net investment income
Income:
Dividends — unaffiliated issuers	$84,084
Dividends — affiliated issuers	47,334
Interest	7,676,172
Foreign taxes withheld	(8,904)
Total income	7,798,686
Expenses:
Investment management fees	2,110,334
Distribution and/or service fees
Class 2	4
Transfer agent fees
Class 1	124,135
Class 2	1
Administration fees	165,516
Compensation of board members	14,269
Custodian fees	145,153
Printing and postage fees	20,701
Professional fees	30,701
Dividends and interest on securities sold short	25,473
Chief compliance officer expenses	173
Other	17,231
Total expenses	2,653,691
Net investment income	5,144,995
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	2,244,734
Foreign currency translations	(1,539,676)
Forward foreign currency exchange contracts	3,104,501
Futures contracts	(2,399,226)
Securities sold short	(91,949)
Swap contracts	(9,676,818)
Net realized loss	(8,358,434)
Net change in unrealized appreciation (depreciation) on:
Investments	10,663,583
Foreign currency translations	42,264
Forward foreign currency exchange contracts	(773,662)
Futures contracts	(382,929)
Options contracts written	1,412,617
Securities sold short	(942,725)
Swap contracts	(1,908,542)
Foreign capital gains tax	(143,040)
Net change in unrealized appreciation (depreciation)	7,967,566
Net realized and unrealized loss	(390,868)
Net increase in net assets resulting from operations	$4,754,127

(a) For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
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Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Consolidated Statement of Changes in Net Assets

Year Ended December 31, 2012(a)
Operations
Net investment income	$5,144,995
Net realized loss	(8,358,434)
Net change in unrealized appreciation (depreciation)	7,967,566
Net increase in net assets resulting from operations	4,754,127
Increase (decrease) in net assets from capital stock activity	333,069,205
Total increase in net assets	337,823,332
Net assets at beginning of year	20,000
Net assets at end of year	$337,843,332

(a) For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
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Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Consolidated Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012(a)
	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	34,451,540	341,167,742
Redemptions	(818,988)	(8,098,537)
Net increase	33,632,552	333,069,205
Total net increase	33,632,552	333,069,205

(a) For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
27

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Consolidated Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts of the Fund are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

Class 1	Year Ended December 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.17
Net realized and unrealized loss	(0.13)
Total from investment operations	0.04
Net asset value, end of period	$10.04
Total return	0.40%
Ratios to average net assets(b)
Total gross expenses	1.28	%(c)(d)
Total net expenses(e)	1.28	%(c)(d)
Net investment income	2.49	%(d)
Supplemental data
Net assets, end of period (in thousands)	$337,841
Portfolio turnover	57%

Notes to Financial Highlights

(a)  For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
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Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Consolidated Financial Highlights (continued)

Class 2	Year Ended December 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.15
Net realized and unrealized loss	(0.12)
Total from investment operations	0.03
Net asset value, end of period	$10.03
Total return	0.30%
Ratios to average net assets(b)
Total gross expenses	1.48	%(c)(d)
Total net expenses(e)	1.48	%(c)(d)
Net investment income	2.22	%(d)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	57%

Notes to Financial Highlights

(a)  For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
29

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Notes to Consolidated Financial Statements

December 31, 2012

Note 1. Organization

Variable Portfolio — Eaton Vance Global Macro Advantage Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On April 17, 2012, the Investment Manager invested $20,000 in the Fund (1,750 shares for Class 1 and 250 shares for Class 2), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on April 30, 2012.

These financial statements cover the period from April 30, 2012 (commencement of operations) to December 31, 2012

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Annual Report 2012
30

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2012

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to enhance return, and as a substitute for the purchase or sale of securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires.

Annual Report 2012
31

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2012

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, manage exposure to the securities market, and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to protect gains and to enhance return. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk.

Contracts and premiums associated with options contracts written for the period ended December 31, 2012 are as follows:

	Calls		Puts
	Contracts	Premiums	Contracts	Premiums
Balance at April 30, 2012	—	$—	—	$—
Opened	2,328,000,000	1,661,637	847,200,000	355,797
Closed	—	—	—	—
Balance at December 31, 2012	2,328,000,000	$1,661,637	847,200,000	$355,797

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to produce incremental earnings, to gain exposure to or protect itself from market rate changes, and to synthetically add or subtract principal exposure to a market. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for

Annual Report 2012
32

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2012

the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Cross-Currency Swap Transactions

The Fund entered into cross-currency swap transactions to gain or mitigate exposure on currency risk, to hedge currency risk exposure, and to enhance return. Cross-currency swaps are agreements between two parties that involve the exchange of one currency for another currency with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties in the currency of the principal received based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swaps may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Cross-currency swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain cross-currency swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the cross-currency swap is terminated.

The risks of cross-currency swaps include the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.

Credit Default Swap Contracts

Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a single issuer of debt securities, increase or decrease its credit exposure to a specific debt security or a basket of debt securities, as a protection buyer to reduce overall credit exposure, and to enhance return. Additionally, credit default swap contracts were used to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the

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33

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2012

obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Consolidated Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Consolidated Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Consolidated Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Total Return Swap Contracts

The Fund entered into total return swap contracts to obtain long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate. Total return swap contracts may be used to obtain exposure to a reference security or market without owning, taking physical custody of, or short selling such security or securities in a market.

The notional amounts of total return swap contracts are not recorded in the financial statements. Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain or (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swap contracts are subject to the risk associated with the investment in the reference securities. The risk in the case of short total return swap contract is unlimited based on the potential for unlimited increases in the market value of the reference securities. This risk may be offset if the Fund holds any of the reference securities. The risk in the case of long total return swap contract is limited to the current notional amount of the total return swap contract.

Total return swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap contracts only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative contracts entered into pursuant to the agreement between the

Annual Report 2012
34

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2012

Fund and such counterparty. If the net market value of such derivatives contacts between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement) the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives contracts presented in the financial statements are not netted with the market values of other derivatives contracts or with any collateral amounts posted by the Fund or any counterparty.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Unrealized appreciation on swap contracts	858,412
Credit contracts	Premiums paid on outstanding credit default swap contracts	9,378,783
Equity contracts	Net assets — unrealized appreciation on futures contracts	274,317*
Foreign exchange contracts	Investments at value — unaffiliated issuers (for purchased options)	1,186,131
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	2,792,099
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate contracts	Unrealized appreciation on swap contracts	3,253,415
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	166,733	*
Commodity contracts	Investments at value — unaffiliated issuers (for purchased options)	809,570
Commodity contracts	Net assets — unrealized appreciation on futures contracts	236,201	*
Total	18,955,661
Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Unrealized depreciation on swap contracts	4,050,861
Credit contracts	Premiums received on outstanding credit default swap contracts	2,149,101
Foreign exchange contracts	Options contracts written, at value	604,817
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	3,565,761
Foreign exchange contracts	Unrealized depreciation on swap contracts	1,957,594
Interest rate contracts	Unrealized depreciation on swap contracts	11,914
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	268,974	*
Commodity contracts	Net assets — unrealized depreciation on futures contracts	791,206	*
Total	13,400,228

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Consolidated Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

Annual Report 2012
35

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2012

The effect of derivative instruments in the Consolidated Statement of Operations for the period ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	—	—	(9,451,580)	(9,451,580)
Equity contracts	—	808,710	—	—	808,710
Foreign exchange contracts	3,104,501	—	(757,224)	26,908	2,374,185
Interest rate contracts	—	(3,946,867)	—	(252,146)	(4,199,013)
Commodity contracts	—	738,931	(46,720)	—	692,211
Total	3,104,501	(2,399,226)	(803,944)	(9,676,818)	(9,775,487)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	—	—	(3,192,449)	(3,192,449)
Equity contracts	—	274,317	—	—	274,317
Foreign exchange contracts	(773,662)	—	896,474	(1,957,594)	(1,834,782)
Interest rate contracts	—	(102,241)	—	3,241,501	3,139,260
Commodity contracts	—	(555,005)	(340,910)	—	(895,915)
Total	(773,662)	(382,929)	555,564	(1,908,542)	(2,509,569)

The following table is a summary of the volume of derivative instruments for the period ended December 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	318
Futures contracts	4,726
Options contracts	321
Swap contracts	96
Derivative Instrument	Aggregate Notional Opened ($)
Credit default swap contracts — buy protection	191,435,000
Credit default swap contracts — sell protection	160,977,200

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Consolidated Statement of Operations.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is recorded as interest expense in the Consolidated Statement of Operations and a short position is reported as a liability at fair value in the Consolidated Statement of Asset and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Consolidated Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale. The Fund's potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. As the Fund intends to use the cash proceeds from the short sales to invest in additional long securities, the Fund's use of short sales in effect "leverages" the Fund. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses

Annual Report 2012
36

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2012

and increase volatility of returns. There is no assurance that a leveraging strategy will be successful. There is also the risk that the broker may fail to honor its contract terms, causing a loss to the Fund.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Consolidated Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Consolidated Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Basis for Consolidation

VPGMA Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary operates as an investment vehicle to provide the Fund with exposure to the commodities markets consistent with the Fund's investment objective and policies as stated in its prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the

Annual Report 2012
37

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2012

Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The Investment Manager is responsible for the Subsidiary's day-to-day business pursuant to a separate investment management services agreement between the Subsidiary and the Investment Manager. At December 31, 2012, the Fund's investment in the Subsidiary represented $6,145,236 or 1.8% of the net assets of the Fund.

The consolidated financial statements present the portfolio holdings, financial position and results of operations of the Fund and wholly-owned subsidiary on a consolidated basis.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 1.02% to 0.90% as the Fund's net assets increase. The annualized effective investment management fee rate for the period ended December 31, 2012 was 1.02% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Eaton Vance Management (Eaton Vance) to subadvise the assets of the Fund. The Investment Manager compensates Eaton Vance to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The annualized effective administration fee rate for the period ended December 31, 2012 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses include offering cost which were incurred prior to the shares of the Fund being offered publicly. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Annual Report 2012
38

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2012

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	1.31%
Class 2	1.56

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $179,193,398 and $65,801,792, respectively, for the period ended December 31, 2012.

Note 5. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At December 31, 2012, affiliated shareholder accounts owned 100.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the period ended December 31, 2012.

Note 8. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or

Annual Report 2012
39

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2012

currency devaluation which could hurt their economies and securities markets.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Short Selling Risk

The Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security's price will decline. The Fund's potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. The Fund's use of short sales in effect "leverages" the Fund, as the Fund intends to use the cash proceeds from the short sales to invest in additional long securities. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
40

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Variable Portfolio — Eaton Vance Global Macro Advantage Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Variable Portfolio — Eaton Vance Global Macro Advantage Fund (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent, agent banks and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2013

Annual Report 2012
41

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
42

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
43

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008).

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
44

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
45

Variable Portfolio — Eaton Vance Global Macro Advantage Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1473 A (3/13)

Annual Report

December 31, 2012

Variable Portfolio — Goldman Sachs
Commodity Strategy Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Performance Overview	2
Manager Discussion of Fund Performance	3
Understanding Your Fund's Expenses	6
Consolidated Portfolio of Investments	7
Consolidated Statement of Assets and Liabilities	10
Consolidated Statement of Operations	12
Consolidated Statement of Changes in Net Assets	13
Consolidated Financial Highlights	15
Notes to Consolidated Financial Statements	17
Report of Independent Registered Public Accounting Firm	24
Trustees and Officers	25
Board Consideration and Approval of Subadvisory Agreement	28
Important Information About This Report	32

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Performance Overview

Performance Summary

>  Variable Portfolio — Goldman Sachs Commodity Strategy Fund (the Fund) Class 2 shares returned -4.90% for the period of its inception on October 5, 2012 through December 31, 2012.

>  The Fund outperformed its benchmark, the Dow Jones-UBS Commodity Index, which returned -5.88% over the same period.

>  The Fund's outperformance can be attributed primarily to its effective use of roll-timing strategies, wherein the portfolio was positioned three to six months forward along the futures curve relative to the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2012)

	Inception	Life
Class 1	10/05/12	-4.80
Class 2	10/05/12	-4.90
Dow Jones-UBS Commodity Index		-5.88

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Dow Jones-UBS Commodity Index is a broadly diversified index composed of futures contracts on physical commodities that allows investors to track commodity futures through a single, simple measure.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Manager Discussion of Fund Performance

As of December 31, 2012, 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager may seek to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

From its inception on October 5, 2012 through December 31, 2012, the Fund's Class 2 shares returned -4.90%. The Fund outperformed its benchmark, the Dow Jones-UBS Commodity Index, which returned -5.88% over the same period. The Fund's outperformance can be attributed primarily to its effective use of roll-timing strategies, wherein the portfolio was positioned three to six months forward along the futures curve relative to the benchmark.

Commodities Struggled During Last Months of 2012

In a reversal of strong performance exhibited during the third quarter of 2012, all major commodity sectors posted negative returns for the period from October 5, 2012 through December 31, 2012.

Agriculture was the weakest sector, as wheat, soybean and corn prices declined. Disappointing U.S. export demand and improving prospects for the 2013 harvest drove grain prices lower. Precious metals also declined, with both silver and gold prices falling. The meeting minutes released in December from the Federal Reserve highlighted that it would look for the unemployment rate to fall to 6.5% or below before considering raising interest rates. Given recent healthy economic data, the market perceived this new language to be relatively hawkish, sending precious metals prices lower. The energy sector declined primarily on lower Brent and West Texas Intermediate (WTI) crude oil prices. The divergence between the two crude oil benchmarks remained wide at $19 per barrel with the ongoing glut in the mid-continent U.S. negatively weighing on WTI prices.

Roll-Timing Strategies Drove Strong Relative Results

The Fund maintains the weightings of the commodities in the benchmark while taking risk versus the benchmark through roll-timing strategies in the underlying commodity futures markets. The strategy does not take views on individual commodities. Rather, it attempts to manage risk relative to that of the benchmark. Roll management is a primary source of our alpha, or added value, generation. We implement the roll by deviating slightly from the benchmark convention, which calls for rolling 20% of the futures each day on business days five through nine on a bi-monthly basis. We tactically avoid the buying pressure that coincides with the peak roll period, which can potentially create a modest amount of alpha with small increases in tracking error.

To the extent we believe fundamental or technical developments will impact the futures roll timing decision, we will incorporate those views into the portfolio by electing to roll positions earlier, later, forward or in different weights versus the index roll. Roll timing strategies employed may include: alternative roll date modifications, which avoid the market impact of plain vanilla index rolls during business days five to nine; forward exposure roll modifications, which avoid the market impact of plain vanilla index rolls and move exposure out the curve to

Portfolio Management

Goldman Sachs Asset Management, L.P.

Sam Finkelstein

Steve Lucas

Michael Johnson

John Calvaruso, CFA

Commodities Market Exposure (%) (At December 31, 2012)(a)
Commodities Derivative Contracts
Energy	32.3
Grains	24.3
Industrial Metals	18.6
Precious Metals	12.6
Softs (Cocoa, Coffee, Cotton and Sugar)	6.2
Livestock	6.0
Total Notional Value of Commodities Derivative Contracts	100.0

(a) Reflects notional market value of commodities derivative contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities derivative contracts are shown in the Consolidated Portfolio of Investments. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the financial statements.

Annual Report 2012
3

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Manager Discussion of Fund Performance (continued)

mitigate the return impact often associated with persistent contango; and seasonal roll modifications, which take advantage of seasonal relationships in commodity markets to increase returns. (Contango is defined as a common market condition in which futures prices get progressively higher in the distant delivery months, often reflecting carrying costs.) These strategies enable us to generate potential excess returns over the benchmark. Indeed, during the reporting period, we employed roll-timing strategies in which the Fund's portfolio was positioned three to six months forward along the futures curve relative to the benchmark. This was the primary driver of the fund's outperformance during this period.

The main contributor to the Fund's performance was its deferred natural gas position, where the Fund was positioned six months forward on the U.S. natural gas futures curve relative to the benchmark contract. Nearby contracts underperformed deferred natural gas contracts as the U.S. winter got off to a mild start, signaling weak demand for natural gas and the persistence of elevated inventory levels. This led to a decline in natural gas prices in November and December 2012.

Similarly, the Fund was positioned six months forward on the WTI crude oil futures curve relative to the benchmark contract, which added to the Fund's relative performance, albeit modestly. Our deferred WTI position was primarily based on our view that deferred WTI futures contracts would outperform nearby contracts. Our view was based on the expectation that inventory levels would rise in mid-continent U.S. and specifically at the delivery point for New York Mercantile Exchange (NYMEX) WTI crude oil futures, Cushing, Oklahoma. We believed inventory build would weigh on spot and nearby futures contracts more than on deferred contracts, which would be influenced, in turn, by longer-term fundamentals. This was reflected in the shape of the WTI crude oil curve, which was in contango. We held the view that such contango would persist in the near term, weighing on the front of the curve relative to deferred contracts.

Deferred positioning in agriculture also added to the Fund's relative performance, as nearby grain prices declined during the fourth quarter on disappointing U.S. export demand, a healthy start to the Latin American growing season and expectations of a good U.S. crop later in 2013. This was beneficial for the Fund's three-months deferred positioning, which tends to have lower sensitivity than the front of the curve to near-term price moves in soybeans, wheat and corn.

There were no notable detractors from the Fund's results relative to the benchmark during the period. The Fund's negative return resulted from the general negative returns of the major commodity sectors during the last few months of 2012.

Futures Curve Positioning Remained Unchanged

At inception, the Fund was positioned three to six months further along the futures curve relative to the benchmark, and we did not make any significant changes to this positioning through the end of 2012. At the end of 2012, the largest deviations from the benchmark contracts were in natural gas and WTI crude oil. In both of these commodities, the majority of the Fund was positioned six months forward on the futures curve.

Portfolio Holdings (%) (At December 31, 2012)(a)
Affiliated Money Market Fund	26.9
U.S. Treasury Bills	20.2
U.S. Government & Agency Obligations	45.8
Other Assets and Liabilities	7.1
Total Net Assets	100.0

(a) Percentage based upon net assets. At period end, the Fund held investments in an affiliated money market fund, U.S. Treasury Bills and U.S. Government and U.S. Government agency obligations, which have been segregated to cover obligations relating to the Fund's investments in open derivatives contracts which provide exposure to the commodities market. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the financial statements

Annual Report 2012
4

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

We currently expect macroeconomic conditions to improve in 2013, with stronger than expected economic data and demand growth in the emerging and growth markets driving the most industrially-geared commodities. Indeed, we expect commodity markets broadly to be driven by a healthier mix of macroeconomic data and bottom-up fundamentals. At the end of 2012, bottom-up fundamentals in a number of commodity markets remained attractive, in our view. We believe longer-term fundamentals in crude oil, for example, should be supportive of higher prices. On the supply side, OPEC spare capacity is dwindling, and recent increases in Saudi Arabian output are unlikely, we think, to be sustained through 2013. Oil prices at the end of 2012 were also not high enough to encourage production in the higher cost oil plays, or operations, throughout the world. On the demand side for oil, we expect the emerging and growth markets to continue to drive growth. In turn, we currently intend to continue positioning six months forward on the WTI and U.S. natural gas futures curves within the Fund for the near term. In industrial metals, we believe prices should benefit from healthy global demand.

Annual Report 2012
5

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

October 5, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual*	Hypothetical	Actual*	Hypothetical	Actual*
Class 1	1,000.00	1,000.00	952.00	1,021.33	1.83	3.98	0.78
Class 2	1,000.00	1,000.00	951.00	1,020.12	2.39	5.21	1.02

*For the period from October 5, 2012 (commencement of operations) through December 31, 2012.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2012
6

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

U.S. Government & Agency Obligations 45.8%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
Federal Home Loan Banks 03/06/13	0.050%	51,993,067	51,995,424
Federal Home Loan Mortgage Corp. 03/11/13	0.050%	51,992,525	51,995,112
Federal National Mortgage Association 03/06/13	0.050%	51,993,066	51,995,424
Total U.S. Government & Agency Obligations (Cost: $155,978,658)			155,985,960

Treasury Bills 20.2%

U.S. Treasury Bills 03/21/13	0.030%	68,992,808	68,994,756
Total Treasury Bills (Cost: $68,992,808)			68,994,756

Money Market Funds 26.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.142%(a)(b)	91,437,192	91,437,192
Total Money Market Funds (Cost: $91,437,192)		91,437,192
Total Investments (Cost: $316,408,658)		316,417,908
Other Assets & Liabilities, Net		24,128,678
Net Assets		340,546,586

Investments in Derivatives

Total Return Swap Contracts Outstanding at December 31, 2012

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
CIBC Securities	Total return based on the Dow Jones-UBS Commodity Index Excess Return	Fixed Rate of 0.20%	April 30, 2013	USD	74,849,530	—	(1,659,966)
CIBC Securities	Total return based on the Dow Jones-UBS Commodity Index Excess Return	Fixed Rate of 0.20%	April 30, 2013	USD	22,248,612	—	(493,416)
CIBC Securities	Total return based on the Dow Jones-UBS Commodity Index Excess Return	Fixed Rate of 0.20%	April 30, 2013	USD	200,500,000	—	(4,071,358)
Macquarie Bank Limited	Total return based on the Dow Jones-UBS Commodity Index 3 Month Forward	Fixed Rate of 0.29%	October 4, 2013	USD	48,602,616	—	(1,124,168)
Macquarie Bank Limited	Total return based on the Dow Jones-UBS Commodity Index 3 Month Forward	Fixed Rate of 0.29%	October 4, 2013	USD	2,550,345	—	(58,988)
Total					348,751,103	—	(7,407,896)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
7

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2012

Notes to Consolidated Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at December 31, 2012.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	20,014	381,428,472	(290,011,294)	91,437,192	55,213	91,437,192

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
8

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Short-Term Securities
U.S. Government & Agency Obligations	—	155,985,960	—	155,985,960
Treasury Bills	68,994,756	—	—	68,994,756
Total Short-Term Securities	68,994,756	155,985,960	—	224,980,716
Other
Money Market Funds	91,437,192	—	—	91,437,192
Total Other	91,437,192	—	—	91,437,192
Investments in Securities	160,431,948	155,985,960	—	316,417,908
Derivatives
Liabilities
Swap Contracts	—	(7,407,896)	—	(7,407,896)
Total	160,431,948	148,578,064	—	309,010,012

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
9

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities

December 31, 2012

Assets
Investments, at value
Unaffiliated issuers (identified cost $224,971,466)	$224,980,716
Affiliated issuers (identified cost $91,437,192)	91,437,192
Total investments (identified cost $316,408,658)	316,417,908
Cash collateral held at broker	31,995,000
Receivable for:
Dividends	27,432
Trustees' deferred compensation plan	227
Other assets	3,906
Total assets	348,444,473
Liabilities
Unrealized depreciation on swap contracts	7,407,896
Payable for:
Capital shares purchased	443,227
Investment management fees	15,374
Transfer agent fees	1,677
Administration fees	2,236
Compensation of board members	1,100
Chief compliance officer expenses	66
Other expenses	26,084
Trustees' deferred compensation plan	227
Total liabilities	7,897,887
Net assets applicable to outstanding capital stock	$340,546,586
Represented by
Paid-in capital	$340,537,336
Excess of distributions over net investment income	7,407,896
Unrealized appreciation (depreciation) on:
Investments	9,250
Swap contracts	(7,407,896)
Total — representing net assets applicable to outstanding capital stock	$340,546,586

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
10

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities (continued)

December 31, 2012

Class 1
Net assets	$340,544,206
Shares outstanding	35,744,281
Net asset value per share	$9.53
Class 2
Net assets	$2,380
Shares outstanding	250
Net asset value per share	$9.52

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
11

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Statement of Operations

Year Ended December 31, 2012(a)

Net investment income
Income:
Dividends — affiliated issuers	$55,213
Interest	4,577
Total income	59,790
Expenses:
Investment management fees	249,496
Distribution and/or service fees
Class 2	1
Transfer agent fees
Class 1	27,217
Administration fees	36,290
Compensation of board members	2,498
Custodian fees	3,029
Printing and postage fees	7,500
Professional fees	21,210
Chief compliance officer expenses	66
Other	4,255
Total expenses	351,562
Net investment loss	(291,772)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Swap contracts	(3,094,707)
Net realized loss	(3,094,707)
Net change in unrealized appreciation (depreciation) on:
Investments	9,250
Swap contracts	(7,407,896)
Net change in unrealized appreciation (depreciation)	(7,398,646)
Net realized and unrealized loss	(10,493,353)
Net decrease in net assets from operations	$(10,785,125)

(a) For the period from October 5, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
12

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets

Year Ended December 31, 2012(a)
Operations
Net investment loss	$(291,772)
Net realized loss	(3,094,707)
Net change in unrealized appreciation (depreciation)	(7,398,646)
Net decrease in net assets resulting from operations	(10,785,125)
Increase (decrease) in net assets from capital stock activity	351,311,697
Total increase in net assets	340,526,572
Net assets at beginning of year	20,014 (b)
Net assets at end of year	$340,546,586
Excess of distributions over net investment income	$(7,407,896)

(a) For the period from October 5, 2012 (commencement of operations) to December 31, 2012.

(b) Initial capital of $20,000 was contributed on April 17, 2012. During the period from April 17, 2012 to October 5, 2012 (commencement of operations), the Fund had an increase in net assets of $14 resulting from earnings on the initial capital contribution, which was invested in an affiliated money market fund.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
13

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012(a)
	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	36,080,833	354,582,419
Redemptions	(338,302)	(3,270,722)
Net increase	35,742,531	351,311,697
Total net increase	35,742,531	351,311,697

(a) For the period from October 5, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
14

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

Class 1	Year Ended December 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.01
Income from investment operations:
Net investment loss	(0.01)
Net realized and unrealized loss	(0.47)
Total from investment operations	(0.48)
Net asset value, end of period	$9.53
Total return	(4.80%)
Ratios to average net assets(b)
Total gross expenses	0.78	%(c)
Total net expenses(d)	0.78	%(c)
Net investment loss	(0.64	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$340,544
Portfolio turnover	0%

Notes to Consolidated Financial Highlights

(a)  For the period from October 5, 2012 (commencement of operations) to December 31, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
15

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Financial Highlights (continued)

Class 2	Year Ended December 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.01
Income from investment operations:
Net investment loss	(0.02)
Net realized and unrealized loss	(0.47)
Total from investment operations	(0.49)
Net asset value, end of period	$9.52
Total return	(4.90%)
Ratios to average net assets(b)
Total gross expenses	1.02	%(c)
Total net expenses(d)	1.02	%(c)
Net investment loss	(0.83	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$2
Portfolio turnover	0%

Notes to Consolidated Financial Highlights

(a)  For the period from October 5, 2012 (commencement of operations) to December 31, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012
16

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements

December 31, 2012

Note 1. Organization

Variable Portfolio — Goldman Sachs Commodity Strategy Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On April 17, 2012, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $20,000 in the Fund (1,750 shares for Class 1 and 250 shares for Class 2), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on October 5, 2012.

These financial statements cover the period from October 5, 2012 (commencement of operations) to December 31, 2012.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and

Annual Report 2012
17

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2012

estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Total Return Swap Contracts

The Fund entered into total return swap contracts to [obtain long or short exposure to the total return on a specified reference security, a basket of reference securities or a reference security index during the specified period, in return for periodic payments based on a fixed or variable interest rate]. Total return swap contracts may be used to obtain exposure to a reference security or market without owning, taking physical custody of, or short selling such security or securities in a market.

The notional amounts of total return swap contracts are not recorded in the financial statements. Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain or (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swap contracts are subject to the risk associated with the investment in the reference securities. The risk in the case of short total return swap contract is unlimited based on the potential for unlimited increases in the market value of the reference securities. This risk may be offset if the Fund holds any of the reference securities. The risk in the case of long total return swap contract is limited to the current notional amount of the total return swap contract.

Total return swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap contracts only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative contracts entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives contacts between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement) the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives contracts presented in the financial statements are not netted with the market values of other derivatives contracts or with any collateral amounts posted by the Fund or any counterparty.

At December 31, 2012, the Fund had posted $31,995,000 cash as collateral for total return swap transactions.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Annual Report 2012
18

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2012

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Unrealized depreciation on swap contracts	7,407,896

The effect of derivative instruments in the Consolidated Statement of Operations for the period ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Swap Contracts ($)
Equity contracts	(3,094,707)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Swap Contracts ($)
Equity contracts	(7,407,896)

The following table is a summary of the volume of derivative instruments for the period ended December 31, 2012:

Derivative Instrument	Contracts Opened
Swap contracts	11

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Consolidated Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Basis for Consolidation

VPCS Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary operates as an investment vehicle to provide the Fund with exposure to the commodities markets consistent with the Fund's investment objective and policies as stated in its prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The Investment Manager is responsible for the

Annual Report 2012
19

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2012

Subsidiary's day-to-day business pursuant to a separate investment management services agreement between the Subsidiary and the Investment Manager. At December 31, 2012, the Fund's investment in the Subsidiary represented $64,455,508 or 18.9% of the net assets of the Fund.

The consolidated financial statements present the portfolio holdings, financial position and results of operations of the Fund and wholly-owned subsidiary on a consolidated basis.

Distributions to Subaccounts

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with the federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.55% to 0.44% as the Fund's net assets increase. The annualized effective investment management fee rate for the period ended was 0.55% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Goldman Sachs Asset Management, L.P. (GSAM) to subadvise the assets of the Fund. The Investment Manager compensates GSAM to manage the investments of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The annualized effective administration fee rate for the period ended December 31, 2012 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered publicly. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this

Annual Report 2012
20

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2012

agreement is 0.06% of the Fund's average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	0.94%
Class 2	1.19

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2012, these differences are primarily due to differing treatment for net operating losses, non-deductible expenses and investments in commodity subsidiary. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Consolidated Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$7,699,654
Accumulated net realized gain	3,094,707
Paid-in capital	(10,794,361)

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

For the period ended December 31, 2012, there were no distributions.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Unrealized depreciation	$(10,542,883)

At December 31, 2012, the cost of investments for federal income tax purposes was $351,555,002 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,527,514
Unrealized depreciation	(12,070,397)
Net unrealized depreciation	$(10,542,883)

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $0 and $0, respectively, for the period ended December 31, 2012.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such

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21

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2012

investments is included as "Dividends — affiliated issuers" in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2012, affiliated shareholder accounts owned 100.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the period ended December 31, 2012.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Significant Risks

Commodity — Related Investment Risk

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the value of the Fund's investments to greater volatility than other types of investments. Limited or no active trading market may exist for certain commodities investments, which may impair the Fund's ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument may not perform or may be unable to perform in accordance with the terms of the instrument. Subsidiaries making commodity-related investments will not generally be subject to U.S. laws (including securities laws) and their protections. Further, they will be subject to the laws of a foreign jurisdiction, which can be adversely affected by developments in that jurisdiction.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently

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22

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2012

the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
23

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Variable Portfolio — Goldman Sachs Commodity Strategy Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Variable Portfolio — Goldman Sachs Commodity Strategy Fund (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2013

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Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
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Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

President, Columbia Management Investment Advisers, LLC February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
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Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008).

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
27

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Board Consideration and Approval of
Subadvisory Agreement

On August 22, 2012, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved, for an initial one-year term, the Subadvisory Agreement (the "Subadvisory Agreement") between Columbia Management Investment Advisers, LLC (the "Investment Manager") and Goldman Sachs Asset Management, L.P. (the "Subadviser") with respect to Variable Portfolio — Goldman Sachs Commodity Strategy Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the Subadvisory Agreement.

In connection with their deliberations regarding the proposed Subadvisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Subadvisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on August 21, 2012 and at the Board meeting held on August 22, 2012. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board noted their considerations at meetings held in connection with their initial review and approval of the Investment Management Services Agreement (the "Advisory Agreement") with the Investment Manager with respect to the Fund on March 6, 2012 and March 7, 2012.

In connection with their initial review and approval of the Advisory Agreement, the Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On August 21, 2012, the Committee recommended that the Board approve the Subadvisory Agreement. On August 22, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the Subadvisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Subadvisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the Subadvisory Agreement for the Fund included the following:

•  The terms and conditions of the Subadvisory Agreement;

•  Information regarding the reputation, regulatory history and resources of the Subadviser, including information regarding senior management, portfolio managers and other personnel of the Subadviser;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer, to be provided under a separate Administrative Services Agreement;

•  The subadvisory fees to be charged to the Investment Manager under the Subadvisory Agreement, including the fact that the fees under the Subadvisory Agreement would be lower than those proposed to have been charged to the Investment Manager by another potential subadviser;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider); and

•  Descriptions of various functions performed by the Subadviser under the Subadvisory Agreement, including portfolio management and portfolio trading practices.

Nature, Extent and Quality of Services to be Provided under the Subadvisory Agreement

The Committee and the Board considered the nature, extent and quality of services to be provided to the Fund by the Subadviser under the Subadvisory Agreement, and the resources dedicated to the Fund by the Subadviser. The Committee

Annual Report 2012
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Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Board Consideration and Approval of
Subadvisory Agreement (continued)

and the Board considered, among other things, the Subadviser's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Subadviser's investment research capabilities.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Subadviser, which included consideration of the Subadviser's experience with similarly-structured funds. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Subadvisory Agreement supported the approval of the Subadvisory Agreement.

Subadvisory Fee Rates and Other Expenses

The Committee and the Board considered the subadvisory fees to be charged to the Investment Manager under the Subadvisory Agreement, as well as the total expenses to be incurred by the Fund under the Advisory Agreement with the Investment Manager. In assessing the reasonableness of the proposed fees under the Subadvisory Agreement, the Committee and the Board considered, among other information, the proposed subadvisory fees and their expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the subadvisory fees charged to the Investment Manager under the Subadvisory Agreement would be lower than those proposed to have been charged by another potential subadviser.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the subadvisory fee rates and expenses to be charged to the Investment Manager supported the approval of the Subadvisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board noted that in connection with their initial review and approval of the Advisory Agreement, they had considered information provided by the Investment Manager with respect to estimated costs of services and profitability, and expected to consider the costs of services and the profitability of the Investment Manager and its affiliates in connection with the Committee's and the Board's next review and continuation of the Advisory Agreement. The Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. Because the Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadviser thereunder, the Committee and the Board did not consider the profitability to the Subadviser of its relationship with the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the anticipated costs of services to be provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Subadvisory Agreement.

Investment Performance

Because the Fund did not have operating results for a full fiscal year, the Committee and the Board did not have investment performance to compare to the returns of a peer group and a universe of comparable funds. However, the Committee and the Board expected to consider, in connection with their next review and continuation of the Subadvisory Agreement, the investment performance of the Fund in relation to the annualized return for various time periods of a benchmark and a group of comparable funds, as determined by an independent third party data provider.

The Committee and the Board also considered the Subadviser's performance and reputation generally. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the anticipated performance of the Fund supported approval of the Subadvisory Agreement.

Economies of Scale

The Committee and the Board noted that in connection with their initial review and approval of the Advisory Agreement, they had considered the potential existence of economies of scale in the provision by the Investment Manager of services to

Annual Report 2012
29

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Board Consideration and Approval of
Subadvisory Agreement (continued)

the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Fund through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

The Committee and the Board noted that the breakpoints in the Advisory Agreement did not occur at the same levels as the breakpoints in the Subadvisory Agreement. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreement.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the approval of the Subadvisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board noted that in connection with their initial review and approval of the Advisory Agreement, they had received and considered information regarding "fall-out" or ancillary benefits to be received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions to be generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the proposed Subadvisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Subadvisory Agreement.

Annual Report 2012
30

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Annual Report 2012
31

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
32

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1881 A (3/13)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that  Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the ten series of the registrant whose report to stockholders are included in this annual filing. Fee information for fiscal year 2012 includes fees for four funds that commenced operations during the period. Fee information for fiscal year 2011 also includes fees for four funds that merged during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$182,600	$175,600

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. 2012 fiscal year also includes audit fees for the review and provision of consent in connection with filing Form N-1A for new funds.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$6,100	$44,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2012 and 2011, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports and agreed- upon procedures related to fund mergers. Fiscal year 2011 also included Audit-Related Fees for agreed-upon procedures for fund accounting and custody conversions.

During the fiscal years ended December 31, 2012 and December 31, 2011, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$23,100	$123,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In fiscal year 2012 and 2011, Tax Fees also include agreed-upon procedures for foreign tax filings.  In fiscal year 2011, Tax Fees also include agreed-upon procedures for fund mergers and the review of final tax returns and amortization and accretion testing.

During the fiscal years ended December 31, 2012 and December 31, 2011, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$260,800	$225,000

In both fiscal years 2012 and 2011, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the  types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2012 and 2011 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$290,000	$393,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         During November 2012, the registrant enhanced internal controls over financial reporting relating to the recording of certain last day trades.  These controls include (i) additional analysis of last day security purchase prices, (ii) comparisons of cost and market value for last day trades and (iii) analytical review of per share changes resulting from financial statement adjustments.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	February 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	February 21, 2013

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	February 21, 2013